   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2003


                                      SECURITIES ACT REGISTRATION NOS. 333-60561
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-08915

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        /X/


                         POST-EFFECTIVE AMENDMENT NO. 10                     /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                AMENDMENT NO. 10                             /X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                              --------------------

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                     (FORMERLY PRUDENTIAL DIVERSIFIED FUNDS)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495

                                 LORI E. BOSTROM

                               100 MULBERRY STREET
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              --------------------

                                   COPIES TO:
                                JOEL H. GOLDBERG

                             SHEARMAN & STERLING LLP

                               599 LEXINGTON AVE.
                             NEW YORK, NY 10022-6069

                              --------------------

              It is proposed that this filing will become effective
                            (check appropriate box):

          /X/  immediately upon filing pursuant to paragraph (b)
          / /  on (date) pursuant to paragraph (b)

          / /  60 days after filing pursuant to paragraph (a)(1)
          / /  on (date) pursuant to paragraph (a)(1) of Rule 485
          / /  75 days after filing pursuant to paragraph (a)(2)
          / /  on (date) pursuant to paragraph (a)(2) of Rule 485
               If appropriate, check the following box:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered           Shares of Beneficial Interest,
                                               $.001 par value per share

PROSPECTUS OCTOBER 2, 2003


STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

[LOGO]


STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND

OBJECTIVE: SEEKS CURRENT INCOME AND A REASONABLE LEVEL OF CAPITAL APPRECIATION

STRATEGIC PARTNERS
MODERATE GROWTH FUND

OBJECTIVE: SEEKS CAPITAL APPRECIATION AND A REASONABLE LEVEL OF CURRENT INCOME

STRATEGIC PARTNERS
HIGH GROWTH FUND

OBJECTIVE: SEEKS LONG-TERM CAPITAL APPRECIATION


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Table of Contents


1     RISK/RETURN SUMMARY

1     Investment Objectives and Principal Strategies
10    Principal Risks
12    Evaluating Performance
17    Fees and Expenses

20    HOW THE FUNDS INVEST

20    Investment Policies
25    Other Investments and Strategies
30    Investment Risks

40    HOW THE TRUST IS MANAGED

40    Board of Trustees
40    Manager
41    Advisers and Portfolio Managers
44    Distributor

45    FUND DISTRIBUTIONS AND TAX ISSUES

45    Distributions
46    Tax Issues
47    If You Sell or Exchange Your Shares

49    HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

49    How to Buy Shares
58    How to Sell Your Shares
62    How to Exchange Your Shares
64    Telephone Redemptions or Exchanges
64    Expedited Redemption Privilege

65    FINANCIAL HIGHLIGHTS

78    STRATEGIC PARTNERS MUTUAL FUNDS

      FOR MORE INFORMATION (BACK COVER)


STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

[GRAPHIC] (800) 225-1852

Risk/Return Summary


This section highlights key information about the investment portfolios (the Funds) of Strategic Partners Asset Allocation Funds (the Trust). Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objective, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.

INTRODUCTION


Studies have shown that one of the greatest impacts on long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than market timing or individual security selection.(1) Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.


      The Trust is designed for investors who want investment professionals to make their asset allocation decisions. The Trust offers three Funds designed to provide investors with a means to manage their long-term investments prudently in light of their personal investment goals and risk tolerance. Each Fund pursues its investment objective by investing in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.


(1) SOURCE: ASSOCIATION FOR INVESTMENT MANAGEMENT RESEARCH, "DOES ASSET ALLOCATION POLICY EXPLAIN 40, 90 OR 100 PERCENT OF PERFORMANCE?" BY ROGER D. IBBOTSON AND PAUL D. KAPLAN, FINANCIAL ANALYSTS JOURNAL, JANUARY/FEBRUARY 2000.

HOW DO THE FUNDS DIFFER?

Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

[CHART]

      The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is no guarantee of future results.

      Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and aggressive investment orientations.


STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND (CONSERVATIVE GROWTH FUND) The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. The Fund may be appropriate for investors, such as those in early retirement, who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against inflation. The Fund's focus on bonds for greater stability of principal also makes it suitable for conservative investors seeking income and modest growth, especially those concerned about market volatility.


RISKS

      - Market risk
      - Style risk
      - Credit risk

      - Interest rate risk
      - Small and medium size company risk
      - Prepayment risk
      - Junk bond risk
      - Foreign market risk

STRATEGIC PARTNERS MODERATE GROWTH FUND (MODERATE GROWTH FUND) The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income (E.G., investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s). The Fund offers a diversified approach to equities for long-term growth, but will normally maintain a substantial component of fixed-income securities to provide current income and a measure of stability.

RISKS

      - Market risk
      - Style risk
      - Small and medium size company risk
      - Foreign market risk
      - Credit risk
      - Interest rate risk
      - Prepayment risk
      - Junk bond risk

STRATEGIC PARTNERS HIGH GROWTH FUND (HIGH GROWTH FUND) The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. The Fund may be appropriate for investors seeking long-term capital growth. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component (E.G., investors in their 20s, 30s or 40s who are saving for retirement and who plan to retire in their early to mid
60s).

RISKS

      - Market risk
      - Style risk
      - Foreign market risk
      - Small and medium size company risk

      An investor can choose any of these three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

HOW ARE THE FUNDS MANAGED?

The Manager has contracted with several highly regarded subadvisers (called Advisers) to manage the assets of each Fund. Each Adviser manages a portion of a Fund's assets, focusing on a particular type and style of investing. The Manager monitors the performance of each Fund's Advisers and allocates the Fund's assets among its Advisers.


      The Manager believes that its asset allocation strategy and multi-Adviser approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a select group of proven, experienced Advisers. Although each Adviser will focus the management of its Fund segment on a particular type and style of investing, the Manager believes that the combined efforts of several Advisers will result in prudently diversified Funds. Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that diversifying each Fund among a variety of investment types and styles will reduce volatility relative to the price movements of a single asset class.

CONSERVATIVE GROWTH FUND

The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities. The table identifies the Fund's Advisers and the Fund segments they manage.


                               TARGET
                            ALLOCATION OF                                 PRIMARY
ADVISER                     FUND'S ASSETS      ASSET CLASS         INVESTMENT TYPE/STYLE
Jennison Associates LLC          15%           Equities          Growth-oriented, focusing
  (Jennison)                                                     on large-cap stocks

Jennison                         15%           Equities          Value-oriented, focusing on
                                                                 large-cap stocks

RS Investment                     5%           Equities          Growth-oriented, focusing
  Management, LP                                                 on small-cap and mid-cap
  (RS Investments)                                               stocks

EARNEST Partners                  5%           Equities          Value-oriented, focusing on
  (EARNEST)                                                      small-cap and mid-cap stocks

Pacific Investment               40%           Fixed Income      High-quality debt instruments
  Management
  Company LLC (PIMCO)

Prudential Investment            20%           Fixed Income      High-yield debt, including
  Management, Inc. (PIM)                                         junk bonds and emerging
                                                                 market debt


      In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


      The Fund will normally invest up to 60% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED

SECURITIES. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.

      We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including up to 25% of total assets in securities rated below B by Standard & Poor's (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.


      We may also invest up to 25% of the Fund's total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.


      The Fund will normally invest up to 40% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 15% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt obligations or stocks.

MODERATE GROWTH FUND

The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities. The table below identifies the Fund's Advisers and the Fund segments they manage.


                               TARGET
                            ALLOCATION OF                               PRIMARY
ADVISER                     FUND'S ASSETS     ASSET CLASS        INVESTMENT TYPE/STYLE
Jennison                         20%          Equities          Growth-oriented, focusing
                                                                on large-cap stocks

Jennison                         20%          Equities          Value-oriented, focusing on
                                                                large-cap stocks

RS Investments                  7.5%          Equities          Growth-oriented, focusing
                                                                on small-cap and mid-cap
                                                                stocks

EARNEST                         7.5%          Equities          Value-oriented, focusing on
                                                                small-cap and mid-cap stocks

Lazard Asset Management          10%          International     Stocks of foreign companies
  (Lazard)                                    Equities

PIMCO                            20%          Fixed Income      High-quality debt instruments

PIM                              15%          Fixed Income      High-yield debt, including
                                                                junk bonds and emerging
                                                                markets debt


      In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


      The Fund will normally invest up to 65% of its total assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 25% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt obligations or stocks.

      The Fund will normally invest up to 35% of its total assets in DEBT OBLIGATIONS of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES. The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based market index.

      We may invest up to 35% of the Fund's total assets in HIGH-YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including 25% of total assets in securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.


      We may also invest up to 25% of the Fund's total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets.

HIGH GROWTH FUND

The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The table below identifies the Fund's Advisers and the Fund segments they manage.


                               TARGET
                            ALLOCATION OF                                 PRIMARY
ADVISER                     FUND'S ASSETS     ASSET CLASS          INVESTMENT TYPE/STYLE
Jennison                         25%          Equities          Growth-oriented, focusing
                                                                on large-cap stocks

Jennison                         25%          Equities          Value-oriented, focusing on
                                                                large-cap stocks

RS Investments                   15%          Equities          Growth-oriented, focusing
                                                                on small-cap and mid-cap stocks

EARNEST                          15%          Equities          Value-oriented, focusing on
                                                                small-cap and mid-cap stocks

Lazard                           20%          International     Stocks of foreign
                                              Equities          companies


      In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.


      The Fund will normally invest substantially all of its assets in COMMON STOCKS OF U.S. AND FOREIGN COMPANIES OF ALL MARKET CAPITALIZATION RANGES. The Fund may invest up to 35% of its total assets in non-U.S. dollar denominated STOCKS OF FOREIGN COMPANIES, including companies in emerging markets. The Fund considers "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in the stocks of foreign companies does not apply to U.S. dollar denominated foreign stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds. Unless otherwise indicated, the following risks apply to each of the Funds.

MARKET RISK FOR COMMON STOCKS

Since the Funds invest in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

SMALL- AND MEDIUM-SIZE COMPANY RISK

Each Fund has segments that are invested in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

STYLE RISK

Since some of the Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

CREDIT RISK

The debt obligations in which the CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

MARKET RISK FOR DEBT OBLIGATIONS

Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

INTEREST RATE RISK

Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

FOREIGN MARKET RISK


Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets -- especially emerging markets -- tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. The amount of income available for distribution may be affected by a Fund's foreign currency gains or losses and certain hedging activities. In addition, political developments and changes in currency exchange rates may adversely affect the value of a Fund's foreign securities.


OTHER PRINCIPAL RISKS

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in mortgage-related securities and asset-backed securities, which are subject to PREPAYMENT RISK. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities.

      The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may invest in below-investment-grade securities -- also known as "JUNK BONDS" -- which have a higher risk of default and tend to be less liquid than higher-rated securities. These Funds may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks.

      An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      For more detailed information about risks associated with the Fund, see "How the Funds Invest -- Investment Risks."

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operations. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad measure of market performance and/or a group of similar mutual funds. The returns of market indexes and mutual fund peer groups, which do not include the effect of any sales charges or taxes that may apply for investors in the Funds. Market index returns also do not reflect mutual fund operating expenses. Returns would be lower if they included the effect of these factors. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class B shares and after-tax returns for other classes will vary.


      Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

CONSERVATIVE GROWTH FUND

[CHART]

ANNUAL RETURN* (CLASS A SHARES)

1999      10.07%
2000       3.58%
2001       2.51%
2002      -7.59%

BEST QUARTER: 9.03% (4th quarter of 1999) WORST QUARTER: -7.37% (3rd quarter of
2002)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. (WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURN WOULD HAVE BEEN LOWER, TOO.)

  THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 6-30-03 WAS
  9.63%.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



                                                                                  SINCE INCEPTION
                                                                  1 YR               (11-18-98)
    Class A shares                                               -12.21%                1.40%

    Class C shares                                               -10.01%                1.68%

    Class Z shares                                                -7.27%                2.92%

    CLASS B SHARES

    Return Before Taxes                                          -12.69%                1.72%

    Return After Taxes on Distributions                          -13.48%                0.14%

    Return After Taxes on Distributions and Sale of Fund Shares  -7.79%                 0.75%

    INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    S&P 500(2)                                                   -22.09%               -5.35%

    Customized Blend(3)                                           -6.29%                1.45%

    Lipper Average(4)                                            -11.71%               -0.67%



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT A DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, RETURNS WOULD HAVE BEEN LOWER.
(2) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500) -- AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES -- GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(3) CUSTOMIZED BENCHMARK FOR CONSERVATIVE GROWTH FUND: A MODEL PORTFOLIO CONSISTING OF THE S&P BARRA VALUE INDEX (15%), S&P BARRA GROWTH INDEX (15%), THE RUSSELL 2000 VALUE INDEX (5%), THE LEHMAN AGGREGATE BOND INDEX (40%)
    AND THE LEHMAN BROTHERS HIGH YIELD BOND INDEX (20%)). EACH COMPONENT OF
    THE CUSTOMIZED BLEND IS AN UNMANAGED INDEX GENERALLY CONSIDERED TO
    REPRESENT THE PERFORMANCE OF ITS ASSET CLASS. THE CUSTOMIZED BLEND IS INTENDED TO PROVIDE A THEORETICAL COMPARISON TO THE FUND'S PERFORMANCE, BASED ON THE AMOUNTS ALLOCATED TO EACH ASSET CLASS. THE CUSTOMIZED
    BLEND DOES NOT REFLECT DEDUCTIONS FOR ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. RETURNS WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. SOURCE:
    LIPPER INC.

MODERATE GROWTH FUND

[CHART]


ANNUAL RETURN* (CLASS A SHARES)


1999      16.52%
2000       0.75%
2001      -4.39%
2002     -13.41%

BEST QUARTER: 12.96% (4th quarter of 1999) WORST QUARTER: -12.44% (3rd quarter of 2002)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 6-30-03 WAS 11.30%.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



                                                                                     SINCE INCEPTION
                                                                       1 YR             (11-18-98)
    Class A shares                                                    -17.74%             -0.85%

    Class C shares                                                    -15.76%             -0.64%

    Class Z shares                                                    -13.25%              0.64%

    CLASS B SHARES

    Return Before Taxes                                               -18.32%             -0.61%

    Return After Taxes on Distributions                               -18.62%             -1.47%

    Return After Taxes on Distributions and Sale of Fund Shares       -11.25%             -0.77%

    INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    S&P 500(2)                                                        -22.09%             -5.35%

    Customized Blend(3)                                               -13.13%             -1.26%

    Lipper Average(4)                                                 -21.74%             -2.85%



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT A DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, RETURNS WOULD HAVE BEEN LOWER.
(2) THE S&P 500 -- AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES -- GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(3) CUSTOMIZED BENCHMARK FOR MODERATE GROWTH FUND: A MODEL PORTFOLIO
    CONSISTING OF THE S&P BARRA VALUE INDEX (20%), THE S&P BARRA GROWTH INDEX (20%), THE RUSSELL 2000 VALUE INDEX (7.5%), THE RUSSELL 2000 GROWTH INDEX (7.5%), THE MSCI EAFE INDEX (10%), THE LEHMAN AGGREGATE BOND INDEX (20%)
    AND THE LEHMAN BROTHERS HIGH YIELD INDEX (15%)). EACH COMPONENT OF
    THE CUSTOMIZED BLEND IS AN UNMANAGED INDEX GENERALLY CONSIDERED TO
    REPRESENT THE PERFORMANCE OF ITS ASSET CLASS. THE CUSTOMIZED BLEND IS INTENDED TO PROVIDE A THEORETICAL COMPARISON TO THE FUND'S PERFORMANCE, BASED ON THE AMOUNTS ALLOCATED TO EACH ASSET CLASS. THE CUSTOMIZED
    BLEND DOES NOT REFLECT DEDUCTIONS FOR ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER MULTI-CAP CORE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. RETURNS WOULD BE LOWER IF SALES CHARGES WERE REFLECTED.
    SOURCE: LIPPER INC.

HIGH GROWTH FUND

[CHART]


ANNUAL RETURN* (CLASS A SHARES)


1999      27.28%
2000      -1.97%
2001      -9.74%
2002     -20.67%

BEST QUARTER: 20.08% (4th quarter of 1999) WORST QUARTER: -18.72% (3rd quarter of 2002)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 6-30-03 WAS 12.36%.

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



                                                                                       SINCE INCEPTION
                                                                     1 YR                 (11-18-98)
    Class A shares                                                  -24.64%                -2.38%

    Class C shares                                                  -22.90%                -2.12%

    Class Z shares                                                  -20.44%                -0.87%

    CLASS B SHARES

    Return Before Taxes                                             -25.26%                -2.09%

    Return After Taxes on Distributions                             -25.26%                -3.04%

    Return After Taxes on Distributions and Sale of Fund Shares     -15.51%                -1.79%

    INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    S&P 500(2)                                                      -22.09%                -5.35%

    Customized Blend(3)                                             -21.69%                -4.09%

    Lipper Average(4)                                               -21.74%                -2.85%



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT A DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, RETURNS WOULD HAVE BEEN LOWER.
(2) THE S&P 500 -- AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES -- GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(3) CUSTOMIZED BENCHMARK FOR HIGH GROWTH FUND: A MODEL PORTFOLIO CONSISTING
    OF THE S&P BARRA VALUE INDEX (25%), THE S&P BARRA GROWTH INDEX (25%), THE RUSSELL 2000 VALUE INDEX (15%), THE RUSSELL 2000 GROWTH INDEX (15%) AND THE MSCI EAFE INDEX (20%)). EACH COMPONENT OF THE CUSTOMIZED BLEND IS AN UNMANAGED INDEX GENERALLY CONSIDERED TO REPRESENT THE PERFORMANCE OF ITS ASSET CLASS. THE CUSTOMIZED BLEND IS INTENDED TO PROVIDE A THEORETICAL COMPARISON TO THE FUND'S PERFORMANCE, BASED ON THE AMOUNTS ALLOCATED TO
    EACH ASSET CLASS. THE CUSTOMIZED BLEND DOES NOT REFLECT DEDUCTIONS FOR ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. SOURCE: LIPPER INC.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER MULTI-CAP CORE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF SALES CHARGES WERE REFLECTED.
    SOURCE: LIPPER INC.

FEES AND EXPENSES


These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund -- Classes A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A     CLASS B      CLASS C      CLASS Z
    Maximum sales charge (load) imposed on
     purchases (as a percentage of offering price)        5%       None            1%(4)     None

    Maximum deferred sales charge (load) (as a
     percentage of the lower of original purchase
     price or sale proceeds)                              1%(2)       5%(3)        1%(5)     None

    Maximum sales charge (load) imposed on
     reinvested dividends and other distributions      None        None         None         None

    Redemption fee                                     None        None         None         None

    Exchange fee                                       None        None         None         None

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(3) THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                 CLASS A     CLASS B     CLASS C    CLASS Z
    CONSERVATIVE GROWTH FUND

    Management fees                                 .75%        .75%        .75%       .75%

    + Distribution and service (12b-1) fees         .30%       1.00%       1.00%      None

    + Other expenses                                .51%        .51%        .51%       .51%

    = TOTAL ANNUAL FUND OPERATING EXPENSES         1.56%       2.26%       2.26%      1.26%


    MODERATE GROWTH FUND

    Management fees                                 .75%        .75%        .75%       .75%

    + Distribution and service (12b-1) fees         .30%       1.00%       1.00%      None

    + Other expenses                                .49%        .49%        .49%       .49%

    = TOTAL ANNUAL FUND OPERATING EXPENSES         1.54%       2.24%       2.24%      1.24%


    HIGH GROWTH FUND

    Management fees                                 .75%        .75%        .75%       .75%

    + Distribution and service (12b-1) fees         .30%       1.00%       1.00%      None

    + Other expenses                                .71%        .71%        .71%       .71%

    = TOTAL ANNUAL FUND OPERATING EXPENSES         1.76%       2.46%       2.46%      1.46%



(1) THE DISTRIBUTOR OF THE FUNDS CURRENTLY IS VOLUNTARILY REDUCING ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES. TO 25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES. IT IS EXPECTED THAT THIS FEE REDUCTION WILL TERMINATE ON OR ABOUT MARCH 31, 2004.

EXAMPLE

This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.


      The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                1 YR       3 YRS       5 YRS      10 YRS
  CONSERVATIVE GROWTH FUND

  Class A shares                               $  646     $   963     $ 1,303     $ 2,260

  Class B shares                               $  729     $ 1,006     $ 1,310     $ 2,337

  Class C shares                               $  427     $   799     $ 1,298     $ 2,669

  Class Z shares                               $  128     $   400     $   692     $ 1,523

  MODERATE GROWTH FUND

  Class A shares                               $  644     $   957     $ 1,293     $ 2,239

  Class B shares                               $  727     $ 1,000     $ 1,300     $ 2,316

  Class C shares                               $  425     $   793     $ 1,288     $ 2,649

  Class Z shares                               $  126     $   393     $   681     $ 1,499

  HIGH GROWTH FUND

  Class A shares                               $  665     $ 1,022     $ 1,402     $ 2,466

  Class B shares                               $  749     $ 1,067     $ 1,411     $ 2,543

  Class C shares                               $  447     $   859     $ 1,397     $ 2,868

  Class Z shares                               $  149     $   462     $   797     $ 1,746

      You would pay the following expenses on the same investment if you did not sell your shares:


                                                1 YR       3 YRS       5 YRS      10 YRS
  CONSERVATIVE GROWTH FUND

  Class A shares                               $  646     $   963     $ 1,303     $ 2,260

  Class B shares                               $  229     $   706     $ 1,210     $ 2,337

  Class C shares                               $  327     $   799     $ 1,298     $ 2,669

  Class Z shares                               $  128     $   400     $   692     $ 1,523

  MODERATE GROWTH FUND

  Class A shares                               $  644     $   957     $ 1,293     $ 2,239

  Class B shares                               $  227     $   700     $ 1,200     $ 2,316

  Class C shares                               $  325     $   793     $ 1,288     $ 2,649

  Class Z shares                               $  126     $   393     $   681     $ 1,499

  HIGH GROWTH FUND

  Class A shares                               $  665     $ 1,022     $ 1,402     $ 2,466

  Class B shares                               $  249     $   767     $ 1,311     $ 2,543

  Class C shares                               $  347     $   859     $ 1,397     $ 2,868

  Class Z shares                               $  149     $   462     $   797     $ 1,746

How the Funds Invest


INVESTMENT POLICIES


CONSERVATIVE GROWTH FUND

The Fund's investment objective is to seek to provide CURRENT INCOME and a reasonable level of CAPITAL APPRECIATION. This means that we seek investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities.

MODERATE GROWTH FUND

The Fund's investment objective is to seek to provide CAPITAL APPRECIATION and a reasonable level of CURRENT INCOME. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities.

HIGH GROWTH FUND

The Fund's investment objective is to seek to provide long-term CAPITAL APPRECIATION. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

FIXED-INCOME SEGMENTS

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS normally invest up to 60% and 35%, respectively, of the relevant Fund's total assets in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. GOVERNMENT and its agencies, and debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES and FOREIGN GOVERNMENTS and their agencies. PIMCO and PIM manage the fixed-income segments of these Funds.


      We may invest up to 35% of each of these Funds' total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the Adviser believes are comparable in quality. The Fund will buy securities rated below B opportunistically, when the securities' values appear attractive relative to the Adviser's perception of the underlying credit quality.


      Each of these Funds can invest up to 25% of its total assets in non-U.S. dollar denominated FOREIGN DEBT OBLIGATIONS, including up to 10% of its total assets in debt obligations of issuers in emerging markets, including (but not limited to) Brady Bonds.

      Each of these Funds may also invest up to 5% of its total assets in EVENT-LINKED BONDS, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.


      The Advisers of each of these Funds' fixed-income segments each focus on a particular type of investing.

      PIMCO focuses primarily on INVESTMENT-GRADE DOMESTIC AND FOREIGN DEBT OBLIGATIONS -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality.

      PIM focuses primarily on HIGH-YIELD DOMESTIC AND FOREIGN DEBT OBLIGATIONS, including junk bonds and debt obligations of issuers from emerging markets.

      In choosing debt obligations for each of these Funds, PIMCO and PIM consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. PIMCO and PIM also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit. They also consider factors such as yield, duration and potential for price or currency appreciation, as well as credit quality, maturity and risk.

MORTGAGE-RELATED SECURITIES

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include obligations of the Federal National Mortgage Association (FNMA) and the Government National Mortgage Association (GNMA) and debt securities issued by the Federal Home Loan Mortgage Corporation. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

      Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTICLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

      The values of mortgage-backed securities vary with changes in market interest rates, generally, and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES


The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, CREDIT RELATED ASSET-BACKED SECURITIES may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.


EQUITY SEGMENTS


The CONSERVATIVE GROWTH, MODERATE GROWTH and HIGH GROWTH FUNDS normally invest up to 40%, 65% and 100%, respectively, of the relevant Fund's total assets in STOCKS OF U.S. AND FOREIGN COMPANIES. The Conservative Growth,

Moderate Growth and High Growth Funds may invest up to 15%, 25% and 35%, respectively, of the relevant Fund's total assets in non-U.S. dollar denominated stocks of companies located in foreign countries, including developing countries. The Funds consider "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro -- a multinational currency unit). Therefore, the limitation on the amount of a Fund's total assets that may be invested in the stock of foreign companies does not apply to U.S. dollar denominated foreign stocks. Jennison, RS Investments and EARNEST manage portions of the equity segments of each Fund. In addition, Lazard selects international equity investments for up to 10% and 20% of the total assets of the MODERATE GROWTH and HIGH GROWTH FUNDS, respectively.


      Each Fund may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRs), AMERICAN DEPOSITARY SHARES (ADSs), GLOBAL DEPOSITARY RECEIPTS (GDRs) and EUROPEAN DEPOSITARY RECEIPTS (EDRs). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and may be valued in foreign currencies.

      The Advisers of each Fund's equity segments each focus on a particular type and style of investing.


      JENNISON focuses on STOCKS OF LARGE COMPANIES using a GROWTH INVESTMENT STYLE. Jennison selects stocks of companies that it believes will experience earnings growth at a faster rate than that of the U.S. economy in general. Jennison looks for stocks of companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics. Jennison will consider selling a security when it thinks the security has achieved its growth potential, or when Jennison thinks it can find better growth opportunities.


      Jennison also focuses on STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. Jennison selects stocks that it believes are undervalued, given the company's earnings, cash flow or asset values. Jennison looks for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) the company experiences a deterioration of fundamentals in which earnings do not emerge as expected; (3) the catalyst condition for buying the stock no longer exists; or (4) the price of the stock deteriorates from the purchase price without a reasonable explanation.

      RS INVESTMENTS focuses on STOCKS OF SMALL- AND MEDIUM-SIZE COMPANIES, using a GROWTH INVESTMENT STYLE. RS Investments selects stocks of companies that it believes to have potential to rapidly grow revenues, earnings or cash flow. Although RS Investments may find these companies in growing industries, its strategy targets companies with sustainable competitive advantages, like unique products or proprietary technology, that may provide these companies with growth opportunities regardless of the growth outlook of the industry. RS Investments will consider selling a security when it thinks the security has achieved its growth potential, or when RS Investments thinks it can find better growth opportunities.

      EARNEST Partners focuses on STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES, using A VALUE INVESTMENT STYLE. EARNEST Partners employs a fundamental analysis screening process, called Return Pattern Recognition(R), which identifies factors that EARNEST Partners believes to be helpful in selecting stocks that will outperform the Russell 2000 Value Index. EARNEST Partners' investment team conducts intensive fundamental analysis on the highest-ranking stocks identified by its Return Pattern Recognition(R) model. EARNEST Partners' fundamental company analysis consists of an industry review, a competitive framework analysis, review of the company's current and prospective financials, an assessment of the effect of current news on the company and an evaluation of the company's management. EARNEST Partners controls risk by using a statistical approach called "downside deviation," which measures and controls the prospects of substantially underperforming the broader small- and medium-size company market. EARNEST Partners will sell a portfolio holding when it identifies meaningful adverse information that would cause the holding to fail the fundamental review described above. In addition, since EARNEST Partners seeks to hold a consistent number of equity securities in the segment, it will replace a portfolio holding if it identifies a more promising investment.


      With respect to the MODERATE GROWTH and HIGH GROWTH FUNDS, LAZARD focuses on STOCKS OF FOREIGN COMPANIES using a VALUE INVESTMENT STYLE. Lazard looks for stocks that it believes to be undervalued based on the company's earnings, cash flow or asset values. Lazard will consider selling a stock if it has increased in value to the point where Lazard no longer considers it to be undervalued.

      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

      Although we make every effort to achieve each Fund's objective, we can't guarantee success. Except for certain investment restrictions described in the SAI, the Board of Trustees (the Board) can change the investment objective and policies of each Fund without obtaining shareholder approval.

CASH MANAGEMENT

To the extent that any segment of the Funds has uninvested assets, PIM will manage these assets until the Adviser responsible for such assets requires them for investment in accordance with the Adviser's investment type or style. PIM will invest such assets primarily in high-quality, short-term money market instruments.

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies described above, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

MONEY MARKET INSTRUMENTS

Each Fund may invest in high-quality MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government.

      Each Fund will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. Each Fund may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The HIGH GROWTH FUND uses money market instruments for cash management purposes only.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.

      Each Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association, are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

      The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in MONEY MARKET INSTRUMENTS or U.S. government securities. Investing heavily in these securities limits our ability to achieve each Fund's investment objective, but can help to preserve a Fund's assets when securities markets are unstable.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Each Fund may enter into REVERSE REPURCHASE AGREEMENTS. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

      The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each enter into DOLLAR ROLLS. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

REPURCHASE AGREEMENTS

Each Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. The HIGH GROWTH FUND uses repurchase agreements for cash management purposes only.

CONVERTIBLE AND PREFERRED SECURITIES


Each Fund may also invest in CONVERTIBLE AND PREFERRED SECURITIES, including convertible bonds, convertible preferred stock and non-convertible preferred stock. These are securities -- like bonds, corporate notes and preferred stock -- that can convert into the company's common stock or some other equity security.

COLLATERALIZED-DEBT OBLIGATIONS (CDOs)

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in COLLATERALIZED DEBT OBLIGATIONS (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of the investable assets of each Fund.

CREDIT-LINKED SECURITIES

The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each invest in CREDIT-LINKED SECURITIES. Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.


DERIVATIVE STRATEGIES


We may use various derivatives strategies to try to improve a Fund's returns. We may also use hedging strategies to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. The derivatives in which the Funds may invest include, but are not limited to, FUTURES, OPTIONS AND OPTIONS ON FUTURES AND SWAPS. In addition, each Fund may enter into FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Each Fund may also use "CURRENCY HEDGES" to help protect its net asset value (NAV) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

      Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."


OPTIONS

      Each Fund may purchase and sell put and call options on securities, swap agreements, securities indexes, futures contracts and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. A Fund will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS

A Fund may purchase and sell financial futures contracts and related options with respect to, among other things, debt securities, aggregates of debt securities, interest rates, currencies, financial indexes or U.S. Government securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date or to make or receive a cash payment based on the value of a securities index or some other asset, at a future date. The terms of futures contracts are generally standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may also invest in futures contracts on interest rate swaps to hedge the Fund's assets; that is, to attempt to protect the Fund's assets from a decline in value. Each Fund also may enter into foreign currency forward contracts to attempt to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."


SHORT SALES


The Funds may make SHORT SALES of a security. This means that a Fund may sell a security that it does not own when it thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Each Fund may also make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.


ADDITIONAL STRATEGIES

Each Fund may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.


      The CONSERVATIVE GROWTH and MODERATE GROWTH FUNDS may each enter into SWAP TRANSACTIONS, including interest rate, index, credit, long and short credit default, currency, and total return swaps agreements (or a combination of these swap agreements or other similar swap agreements) or options on swap agreements. The swap may, among other things, preserve a return or spread on a particular investment or portion of a Fund, protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or transfer or allocate credit risk.

      Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

      Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER


It is not a principal strategy of any Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, as a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended July 31, 2003, the CONSERVATIVE GROWTH, MODERATE GROWTH and HIGH GROWTH FUNDS had annual portfolio turnover rates of 269%, 158% and 89%, respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations among Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect a Fund's performance. It also can result in the Fund's generating more short-term capital gain rather than long-term capital gain, causing more dividends to shareholders to be taxable as ordinary income rather than as long-term capital gain.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal investments the Funds may make. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
COMMON STOCKS                  -  Individual stocks could lose           -  Historically, stocks have
                                  value                                     outperformed other
CONSERVATIVE GROWTH                                                         investments over the long
FUND                           -  The equity markets could                  term
UP TO 40%                         go down, resulting in a
                                  decline in value of a Fund's           -  Generally, economic growth
MODERATE GROWTH FUND              investments                               leads to higher corporate
UP TO 65%                                                                   profits, which leads to an
                               -  Companies that pay                        increase in stock prices,
HIGH GROWTH FUND                  dividends may not do so if                known as capital
UP TO 100%                        they don't have profits or                appreciation
                                  adequate cash flow
                                                                         -  May be a source of
                               -  Changes in economic or                    dividend income
                                  political conditions, both
                                  domestic and international
                                  may result in a decline in
                                  the value of a Fund's
                                  investments


SMALL AND MEDIUM               -  Stocks of smaller                      -  Highly successful smaller
CAPITALIZATION STOCKS             companies are more                        companies can outperform
                                  volatile and may decline                  larger ones
CONSERVATIVE                      more than those in the
GROWTH FUND                       S&P 500
APPROXIMATELY 10%
                               -  Small and medium-size
MODERATE GROWTH FUND              companies are more likely
APPROXIMATELY 15%                 to reinvest earnings and not
                                  pay dividends
HIGH GROWTH FUND
APPROXIMATELY 30%              -  Changes in interest rates
                                  may affect the securities of
                                  small- and medium-size
                                  companies more than the
                                  securities of larger
                                  companies

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
FIXED-INCOME                   -  A Fund's holdings, share               -  Bonds have generally
OBLIGATIONS                       price, yield and total return             outperformed money
                                  will fluctuate in response to             market instruments over the
CONSERVATIVE GROWTH               bond market movements                     long term with less risk than
FUND                                                                        stocks
UP TO 60%                      -  Credit risk -- the risk that
                                  the default of an issuer               -  Most bonds will rise in value
MODERATE GROWTH FUND              would leave a Fund with                   when interest rates fall
UP TO 35%                         unpaid interest or principal.
                                  The lower an instrument's              -  A source of regular interest
                                  quality, the higher its                   income
                                  potential volatility
                                                                         -  Generally more secure than
                               -  Market risk -- the risk that              stocks since companies
                                  the market value of an                    must pay their debts before
                                  investment may move                       paying stockholders
                                  down, sometimes rapidly or
                                  unpredictably. Market risk             -  Investment-grade
                                  may affect an industry, a                 obligations have a lower risk
                                  sector, or the market as a                of default
                                  whole
                                                                         -  Bonds with longer maturity
                               -  Interest rate risk -- the                 dates typically have higher
                                  value of most bonds will fall             yields
                                  when interest rates rise: the
                                  longer a bond's maturity               -  Intermediate-term securities
                                  and the lower its credit                  may be less susceptible to
                                  quality, the more its value               loss of principal than
                                  typically falls. It can lead to           longer-term securities
                                  price volatility, particularly
                                  for junk bonds and stripped
                                  securities

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
FOREIGN SECURITIES             -  Foreign markets, economies             -  Investors can participate in
                                  and political systems,                    the growth of foreign
CONSERVATIVE GROWTH               particularly those in                     markets through the Fund's
FUND                              developing countries, may                 Investment in companies
UP TO 25%                         not be as stable as in the                operating in those markets
                                  U.S.
MODERATE GROWTH FUND                                                     -  May profit from changing
UP TO 25%                      -  Currency risk -- changing                 value of foreign currencies
                                  value of foreign currencies
HIGH GROWTH FUND                  can cause losses                       -  Opportunities for
UP TO 35% (FOREIGN                                                          diversification
EQUITY SECURITIES ONLY)        -  May be less liquid than U.S.
                                  stocks and bonds                       -  Principal and interest on
                                                                            foreign government
                               -  Differences in foreign laws,              securities may be
                                  accounting standards,                     guaranteed
                                  public information, custody
                                  and settlement practices
                                  provide less reliable
                                  information on foreign
                                  investments and involve
                                  more risk

                               -  Investments in emerging
                                  markets securities are
                                  subject to greater volatility
                                  and price declines

                               -  Not all government
                                  securities are insured or
                                  guaranteed by the
                                  government, but only by the
                                  issuing agency


U.S. GOVERNMENT                -  Some are not insured or                -  Regular interest income
SECURITIES                        guaranteed by the U.S.
                                  government, but only by the            -  The U.S. government
ALL FUNDS                         issuing agency                            guarantees interest and
                                                                            principal payments on
PERCENTAGE VARIES; UP TO       -  Limits potential for capital              certain securities
100% ON A TEMPORARY               appreciation
BASIS, NO LIMIT ON THE                                                   -  Generally more secure than
FIXED INCOME PORTION OF        -  See market risk                           lower quality debt securities
EACH FUND                                                                   and equity securities
                               -  See interest rate risk
                                                                         -  May preserve a Fund's
                                                                            assets

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
MONEY MARKET                   -  Limits potential for capital           -  May preserve a Fund's
INSTRUMENTS                       appreciation and achieving                assets
                                  a Fund's objective
ALL FUNDS
                               -  Credit risk -- the risk that
UP TO 35% ON A NORMAL             the default of an issuer
BASIS AND UP TO 100%              would leave a Fund with
ON A TEMPORARY BASIS              unpaid interest or principal
(THE FIXED INCOME
PORTION OF CONSERVATIVE        -  Market risk -- the risk that
GROWTH AND MODERATE               the market value of an
GROWTH FUND MAY HOLD              investment may move up or
MONEY MARKET                      down. Market risk may
INVESTMENTS CONSISTENT            affect an industry, a sector
WITH ITS INVESTMENT               or the market as a whole
OBJECTIVES)

                               -  Prepayment risk -- the risk
MORTGAGE-RELATED                  that the underlying                    -  Regular interest income
SECURITIES                        mortgage may be prepaid
                                  partially or completely,               -  The U.S. government
CONSERVATIVE GROWTH               generally during periods of               guarantees interest and
AND MODERATE GROWTH               falling interest rates, which             principal payments on
FUNDS                             could adversely affect yield              certain securities
                                  to maturity and could
PERCENTAGE VARIES,                require a Fund to reinvest in          -  May benefit from security
UP TO 10%                         lower-yielding securities                 interest in real estate
                                                                            collateral
                               -  Credit risk -- the risk that
                                  the underlying mortgages               -  Pass-through instruments
                                  will not be paid by debtors               provide greater
                                  or by credit insurers or                  diversification than direct
                                  guarantors of such                        ownership of loans
                                  instruments. Some private
                                  mortgage securities are
                                  unsecured or secured by
                                  lower-rated insurers or
                                  guarantors and thus may
                                  involve greater risk

                               -  See market risk under "Fixed
                                  Income Obligations", above

                               -  See interest rate risk under
                                  "Fixed Income Obligations",
                                  above

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
HIGH-YIELD DEBT                -  Higher credit risk than                -  May after higher interest
SECURITIES (JUNK BONDS)           higher-grade debt securities              income than higher-grade
                                                                            debt securities and higher
CONSERVATIVE GROWTH            -  Higher market risk than                   potential gains
AND MODERATE GROWTH               higher-grade debt securities
FUNDS
                               -  More volatile than higher-
UP TO 35%, USUALLY LESS           grade debt securities
THAN 10%; UP TO 25% IN
SECURITIES RATED BELOW B       -  May be more illiquid
                                  (harder to value and sell), in
                                  which case valuation would
                                  depend more on the
                                  Adviser's judgment than is
                                  generally the case with
                                  higher-rated securities


ASSET-BACKED SECURITIES        -  See prepayment risk under              -  Regular interest income
                                  mortgage-related securities
CONSERVATIVE GROWTH               above                                  -  Prepayment risk is generally
AND MODERATE GROWTH                                                         lower than with mortgage-
FUNDS                          -  The security interest in the              related securities
                                  underlying collateral may
PERCENTAGE VARIES,                not be as great as with                -  Pass-through instruments
UP TO 10%                         mortgage-related securities               provide greater
                                                                            diversification than direct
                               -  Credit risk -- the risk that              ownership of loans
                                  the underlying receivables
                                  will not be paid by debtors
                                  or by credit insurers or
                                  guarantors of such
                                  instruments. Some asset-
                                  backed securities are
                                  unsecured or secured by
                                  lower-rated insurers or
                                  guarantors and thus may
                                  involve greater risk

                               -  See market risk under
                                  "Fixed Income Obligations",
                                  above

                               -  See interest rate risk under
                                  "Fixed Income Obligations",
                                  above

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
COLLATERALIZED DEBT            -  The CDO's underlying                   -  Greater diversification than
OBLIGATIONS (CDOs)                obligations may not be                    direct investment in assets
                                  authorized investments for
CONSERVATIVE GROWTH               the Fund                               -  May offer higher yield due
AND MODERATE GROWTH                                                         to their structure
FUNDS                          -  A CDO is a derivative, and
                                  is subject to credit, liquidity
UP TO 5%                          and market risks, as well
                                  as volatility

                               -  Limited liquidity because of
                                  transfer restrictions and no
                                  organized trading market


CREDIT-LINKED SECURITIES       -  The issuer of the credit-              -  Regular stream of payments
                                  linked security may default
CONSERVATIVE GROWTH               or go bankrupt                         -  Pass-through instruments
AND MODERATE GROWTH                                                         provide greater
FUNDS                          -  Credit risk of the corporate              diversification than direct
                                  credits underlying the credit             investments
UP TO 15%                         default swaps
                                                                         -  May offer higher yield due
                               -  Typically private negotiated              to their structure
                                  transactions, resulting in
                                  limited liquidity or no
                                  liquidity

                               -  See market risk under
                                  "Fixed Income Obligations"
                                  above and prepayment risk
                                  under Mortgage-Related
                                  Securities above

                               -  See risks under "Swaps" below

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
                               -  The value of derivatives               -  A Fund could make money
DERIVATIVES                       (such as futures and                      and protect against losses if
                                  options) that are used to                 the investment analysis
ALL FUNDS                         hedge a portfolio security is             proves correct
                                  determined independently
PERCENTAGE VARIES,                from that security and could           -  One way to manage a
UP TO 15%                         result in a loss to a Fund                Fund's risk/return balance is
                                  when the price movement                   by locking in the value of
                                  of the derivative does not                an investment ahead of
                                  correlate with a change in                time
                                  the value of the portfolio
                                  security                               -  Derivatives that involve
                                                                            leverage could generate
                               -  Derivatives used for risk                 substantial gains at low cost
                                  management may not have
                                  intended effects and                   -  May be used to hedge the
                                  may result in losses or                   against changes in currency
                                  missed opportunities                      exchange rates

                               -  The other party to a
                                  derivatives contract could
                                  default

                               -  Derivatives can increase
                                  share price volatility and
                                  those that involve leverage
                                  could magnify losses

                               -  Certain types of derivatives
                                  involve costs to a Fund,
                                  which can reduce returns

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
REVERSE REPURCHASE             -  May magnify underlying                 -  May magnify underlying
AGREEMENTS                        investment losses                         investment gains

ALL FUNDS                      -  Investment costs may
                                  exceed potential underlying
COMBINED WITH DOLLAR              investment gains
ROLLS, UP TO 33 1/3%,
USUALLY LESS THAN 10%

DOLLAR ROLLS

CONSERVATIVE GROWTH
AND MODERATE GROWTH
FUNDS

COMBINED WITH REVERSE
REPURCHASE AGREEMENTS,
UP TO 33 1/3%, USUALLY LESS
THAN 10%

WHEN ISSUED AND
DELAYED-DELIVERY
SECURITIES

ALL FUNDS

PERCENTAGE VARIES,
USUALLY LESS THAN 10%


BORROWING                      -  Leverage borrowing for                 -  Leverage may magnify
                                  investments may magnify                   investment gains
ALL FUNDS                         losses

UP TO 33 1/3%, USUALLY         -  Interest costs and
LESS THAN 10%                     investment fees may exceed
                                  potential investment gains

% OF FUNDS' ASSETS                RISKS                                     POTENTIAL REWARDS
STRIPPED SECURITIES            -  More volatile than securities          -  Value rises faster when
                                  that have not separated                   interest rates fall
CONSERVATIVE GROWTH               principal and interest
AND MODERATE GROWTH
FUNDS                          -  Mortgage-backed stripped
                                  securities have more pre-
PERCENTAGE VARIES                 payment and interest rate
                                  risk than other mortgage-
                                  related securities


SWAPS                          -  Speculative technique                  -  Helps protect the return on
                                  including risk of loss of                 on investment
CONSERVATIVE GROWTH               interest payment swapped
AND MODERATE GROWTH
FUNDS                          -  May be difficult to value
                                  precisely

UP TO 15% OF NET ASSETS        -  May be difficult to sell at
                                  the time or price desired

                               -  The other party to a swap
                                  agreement could default


ILLIQUID SECURITIES            -  May be difficult to value              -  May offer a more attractive
                                  precisely                                 yield or potential for growth
ALL FUNDS                                                                   than more widely traded
                               -  May be difficult to sell at               securities
UP TO 15% OF NET ASSETS           the time or price desired

ADJUSTABLE/FLOATING            -  Value lags value of fixed-rate         -  Can take advantage of
RATE SECURITIES                   securities when interest rates            rising interest rates
                                  change


CONSERVATIVE GROWTH AND
MODERATE GROWTH FUNDS

PERCENTAGE VARIES

How the Trust is Managed

BOARD OF TRUSTEES

The Board of Trustees (the Board) oversees the actions of the Manager, the Advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of each Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


      Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI is also responsible for all investment advisory services and supervising the Advisers. For the fiscal year ended July 31, 2003, each Fund paid to PI management fees equal to an annual rate of 0.75% of its average net assets.


      Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Advisers.


      PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as investment manager or administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.


      PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with unaffiliated Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for a Fund at any time by a vote of the majority of outstanding shares of that Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION

The Advisers are responsible for the day-to-day management of each Fund segment that they manage, subject to the supervision of PI and the Board. The Advisers are paid by PI, not the Trust.


      The Advisers manage segments within the Funds, focusing on a particular investment type and style. The Manager allocates daily cash inflows (I.E., purchases and reinvested dividends) and outflows (I.E., redemptions and expense items) among the segments of each Fund. By using several Advisers for each Fund, and by periodically rebalancing each Fund in accordance with its asset allocation strategy, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions -- where one Adviser buys a security at the same time another Adviser sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.


      The following sets forth certain information about each of the Advisers.

JENNISON ASSOCIATES LLC


JENNISON managed approximately $53 billion in assets as of June 30, 2003. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison's address is 466 Lexington Avenue, New York,
NY 10017.

      KATHLEEN A. MCCARRAGHER and MICHAEL A. DEL BALSO have managed the large-capitalization growth equity segments of the Funds since February 1999 and May 2000, respectively.

      Ms. McCarragher is a Director and Executive Vice President of Jennison, and is Jennison's Head of Growth Equity. Prior to joining Jennison in 1998,
Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C. where she was a managing director and the Director of Large Cap Growth Equities.

      Mr. Del Balso is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also

Jennison's Director of Research for Growth Equities. He is a member of The New York Society of Security Analysts, Inc.

      TOM KOLEFAS, CFA has managed the large-capitalization value equity segments of the Funds since May 2000. Effective September 2003, AVI Z. BERG became a co-manager of the large-capitalization value equity segments of the Funds.

      Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles & Co., L.P., where he headed the Large-/Mid-Cap Value team from 1996-2000. He earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University.

      Mr. Berg is a Vice President of Jennison. Prior to joining Jennison in January 2001, Mr. Berg was an Equity Research Associate with Goldman Sachs Asset Management from 1997 to 2000. Mr. Berg received his A.B. from Harvard University and his M.B.A. from Columbia University.


PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)

PIM is a wholly owned subsidiary of Prudential, a major diversified insurance and financial services company. The address of PIM is Prudential Plaza, 751 Broad Street, Newark, NJ 07102.

      PIM's High Yield Team, headed by PAUL E. APPLEBY, is primarily responsible for overseeing the day-to-day management of the high yield fixed-income segments of the Conservative Growth and Moderate Growth Funds. Mr. Appleby has 16 years of general investment experience. He has been with Prudential since 1987, and holds a B.S. in Economics from the Wharton School of Business and an M.B.A from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation.


      The PIM High Yield Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of PIM's Investment Policy Committee and each Fund's investment restrictions and policies. In addition, PIM's Credit Research team of analysts supports the High Yield Team using bottom-up fundamentals, as well as economic and industry trends. As of June 30, 2003, PIM's High Yield Team had $298.8 billion of assets under management.

RS INVESTMENT MANAGEMENT, LP (RS INVESTMENTS)

RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of June 30, 2003, the firm managed over $5 billion in no-load mutual funds, institutional accounts and alternative investments. The principal office of RS Investments is at 388 Market St., Suite 1700, San Francisco, California 94111.

      BILL WOLFENDEN, a principal of RS Investments and lead portfolio manager of its small-cap growth accounts, manages the RS Investments segment of the Fund. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

      EARNEST PARTNERS is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had $5.965 billion in assets under management as of June 30, 2003. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.

      PAUL E. VIERA, JR., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners segment of each Fund. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

LAZARD ASSET MANAGEMENT LLC (LAZARD)

LAZARD is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients. As of June 30, 2003, Lazard and its global affiliates had approximately $56.0 billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.

      HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the international equity segments of the Moderate Growth and High Growth Funds since their inception. Mr. Gullquist, Chief Investment Officer and Co-CEO of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard and has been with Lazard since 1992.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)


PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors LP (ADAM LP). Allianz AG (Allianz) is the indirect majority owner of ADAM LP Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM L.P. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of June 30, 2003, PIMCO had approximately $348.8 billion in assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

      WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of the investment-grade fixed income segments of the Conservative Growth and Moderate Growth Funds, led a portfolio management team responsible for developing and implementing an investment-grade fixed income investment strategy for each of these segments. Mr. Gross has been associated with PIMCO since 1971. He has a B.A. from Duke University and an M.B.A. from UCLA Graduate School of Business. CHRIS DIALYNAS, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the investment-grade fixed-income segments of the Conservative Growth and Moderate Growth Funds since May 2000. Mr. Dialynas has been associated with PIMCO since 1980. He has a B.A. from Pomona College and an M.B.A. in Finance from The University of Chicago Graduate School of Business.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Trust's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees are -- shown in the "Fees and Expenses" tables.

Fund Distributions and Tax Issues

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and other distributions from a Fund may also be subject to state and local income taxes.

      Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

      The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

FUND                                                 DIVIDENDS DECLARED AND PAID
CONSERVATIVE GROWTH FUND                                               QUARTERLY
MODERATE GROWTH FUND                                               SEMI-ANNUALLY
HIGH GROWTH FUND                                                        ANNUALLY

      For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.


      Each Fund also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total capital gains are greater than any capital losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If a security is held for more than one year before it is sold, any gain recognized will be LONG-TERM capital gain which is generally taxed at rates of up to 15%, but if the security is held for one year or less, any gain recognized will be SHORT-TERM capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

      Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. To the extent a Fund's income is derived from certain dividends received from U.S. corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction.


      For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

      Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are generally eligible for the 70% dividends-received deduction for certain dividends paid by a Fund.

WITHHOLDING TAXES

If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

      Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when distributions are paid out, the value of each share of the Fund decreases by the amount of the distribution and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.


IF YOU SELL OR EXCHANGE YOUR SHARES

[GRAPHIC]

                       +$ CAPITAL GAIN
                          (taxes owned)

RECEIPTS FROM SALE        OR

                       -$ CAPITAL LOSS
                          (offset against gain)


If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund at a loss, you may have a capital loss, which together with any such losses from other sources you may use to offset certain capital gains you have.


      If you sell shares of a Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


      Exchanging your shares of a Fund for the shares of another Strategic Partners or JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a "TAXABLE EVENT." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

How to Buy, Sell and Exchange Shares of the Funds

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

      You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Funds, although Class Z shares are available only to a limited group of investors.


      Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


      When choosing a share class, you should consider the following:

      - The amount of your investment

      - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges

      - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

      - Whether you qualify for any reduction or waiver of sales charges

      - The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


      - The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (such as Class A) may be more beneficial given your circumstances.


      - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

      - Whether you qualify to purchase Class Z shares.

      See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                               CLASS A          CLASS B           CLASS C           CLASS Z
Minimum purchase
   amount(1)                   $ 1,000          $ 1,000           $ 2,500           None

Minimum amount for
   subsequent purchases(1)     $ 100            $ 100             $ 100             None

Maximum initial                5% of the        None              1% of the         None
   sales charge                public                             public
                               offering price                     offering price(2)

Contingent Deferred            1%(4)            If sold during:   1% on sales       None
   Sales Charge (CDSC)(3)                       Year 1       5%   made within
                                                Year 2       4%   18 months of
                                                Year 3       3%   purchase(2)
                                                Year 4       2%
                                                Years 5/6    1%
                                                Year 7       0%
Annual distribution            .30 of 1%        1%                1%                None
   and service (12b-1)
   fees shown as
   a percentage of
   average net
   assets(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A 1% CDSC. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS, OTHER THAN THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM EACH FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. CLASS A SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE .25 OF 1% SERVICE FEE) OF .05 OF 1% TERMINATION. CLASS B AND CLASS C SHARES PAY
    A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE) OF .75 OF 1%.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                          SALES CHARGE AS % OF   SALES CHARGE AS % OF         DEALER
AMOUNT OF PURCHASE              OFFERING PRICE        AMOUNT INVESTED    REALLOWANCE
Less than $25,000                        5.00%                  5.26%          4.75%
$25,000 to $49,999                       4.50%                  4.71%          4.25%
$50,000 to $99,999                       4.00%                  4.17%          3.75%
$100,000 to $249,999                     3.25%                  3.36%          3.00%
$250,000 to $499,999                     2.50%                  2.56%          2.40%
$500,000 to $999,999                     2.00%                  2.04%          1.90%
$1 million and above*                     None                   None           None


* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A 1% CDSC. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS, OTHER THAN THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


      To satisfy the purchase amounts above, you can:

      - Invest with an eligible group of related investors

      - Buy Class A shares of two or more Strategic Partners mutual funds at the same time


      - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Strategic Partners or JennisonDryden mutual fund shares that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation). In addition, if you owned Class A shares of a Fund on September 4, 2001, these shares may help you qualify for subsequent purchases of Class A shares of Strategic Partners or JennisonDryden mutual funds at reduced sales charges. Class A shares of the Funds purchased after September 4, 2001, however, do not enable you to qualify for reduced sales charges on purchases of Class A shares of Strategic Partners or JennisonDryden mutual funds.

      - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Strategic Partners or JennisonDryden mutual funds within 13 months.


      The Distributor may reallow Class A's sales charge to dealers.


BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if it meets the required minimum for amount of assets, average account balance or number of eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under
Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust or a nonqualified deferred compensation plan.


MUTUAL FUND PROGRAMS. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Distributor relating to:

      - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund "supermarket" programs where the sponsor links its client's accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


      Broker-dealers, investments advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, investment advisers of Strategic Partners or JennisonDryden mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES

Class Z shares of a Fund can be purchased by any of the following:

      - Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan -- in combination with other plans sponsored by the same employer or group of related employers -- has at least $50 million in defined contribution assets,

      - Current and former Trustees of the Strategic Partners or JennisonDryden mutual funds, including the Trust,


      - The Manager or an investment adviser or one of their respective affiliates, with an investment of $10 million or more, or

      - Qualified stock tuition programs (529 plans).

PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

      Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

      When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

      Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.

      We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. (We do not price, and you will not be able to purchase or redeem, a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

open, even though the value of these securities may have changed.) Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

      Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?

      For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

      Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly or quarterly, semi-annual or annual redemption checks. Remember, sales of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semiannual report, which contain important financial information about your Fund. To reduce Fund expenses, we may send one annual shareholder report, one semiannual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.

      When you sell shares of a Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares."


      If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible financial institution" if:


      - You are selling more than $100,000 of shares,

      - You want the redemption proceeds made payable to someone that is not in our records,

      - You want the redemption proceeds sent to some place that is not in our records, or

      - You are a business or a trust.

      An "eligible financial institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


      - Amounts representing shares you purchased with reinvested dividends and distributions


      - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

      - Amounts representing the cost of shares held beyond the CDSC period, (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. As previously noted, Class A shares are subject to a CDSC in certain cases of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

      - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

      - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

      - On certain sales effected through a Systematic Withdrawal Plan.

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sales of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners or JennisonDryden mutual funds, as well as shares of Special Money Market Fund, Inc. (Special Money Fund) if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners or JennisonDryden mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of a Fund also may be exchanged into the Special Money Fund. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


      There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.


      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have available to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. Each Fund will notify a market timer of rejection of an exchange or purchase order. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Trust at
(800) 225-1852 before 4:00 p.m., New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

      The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

      The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund
Shares -- Sales of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of that particular Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      A copy of each Fund's annual report is available, upon request at no charge, as described on the back cover of this prospectus.

CONSERVATIVE GROWTH FUND: CLASS A SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(4)                      2003        2002*         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.81   $     9.95   $    11.06   $    10.36   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .24          .26          .37          .37          .19
Net realized and unrealized gain (loss)
 on investments and foreign currencies                      .89        (1.15)        (.30)         .82          .35
TOTAL FROM INVESTMENT OPERATIONS                           1.13         (.89)         .07         1.19          .54
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.23)        (.25)        (.36)        (.37)        (.18)
Distributions from net realized capital gains                --           --         (.82)        (.12)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.23)        (.25)       (1.18)        (.49)        (.18)
NET ASSET VALUE, END OF PERIOD                       $     9.71   $     8.81   $     9.95   $    11.06   $    10.36
TOTAL RETURN(b)                                           13.08%       (9.10)%       1.00%       11.73%        5.34%

RATIOS/SUPPLEMENTAL DATA                                2003         2002*         2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $   27,364   $   20,234   $   16,760   $   14,514   $    9,097
AVERAGE NET ASSETS (000)                             $   22,847   $   18,414   $   15,985   $   12,535   $    6,157
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      1.51%        1.62%        1.72%        1.73%        1.92%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.26%        1.37%        1.47%        1.48%        1.67%(c)
Net investment income                                      2.66%        2.71%        3.61%        3.46%        2.69%(c)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                     269%         338%         334%         244%         180%(e)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


(e) NOT ANNUALIZED


* EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTOR COMPANIES AND BEGAN AMORTIZING PREMIUM AND ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND DECREASE THE RATIO OF NET INVESTMENT INCOME FROM 2.72% TO 2.71%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO JULY 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CONSERVATIVE GROWTH FUND: CLASS B SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS B SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003        2002*         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.79   $     9.93   $    11.05   $    10.35   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .18          .19          .29          .29          .14
Net realized and unrealized gain (loss)
 on investments and foreign currencies                      .88        (1.15)        (.29)         .82          .34
TOTAL FROM INVESTMENT OPERATIONS                           1.06         (.96)          --         1.11          .48
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.16)        (.18)        (.30)        (.29)        (.13)
Distributions from net realized capital gains                --           --         (.82)        (.12)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.16)        (.18)       (1.12)        (.41)        (.13)
NET ASSET VALUE, END OF PERIOD                       $     9.69   $     8.79   $     9.93   $    11.05   $    10.35
TOTAL RETURN(b)                                           12.27%       (9.81)%        .34%       10.89%        4.77%

RATIOS/SUPPLEMENTAL DATA                                2003         2002*         2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $   90,029   $   68,841   $   62,177   $   43,838   $   30,235
AVERAGE NET ASSETS (000)                             $   78,562   $   67,736   $   52,433   $   36,574   $   19,308
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.26%        2.37%        2.47%        2.48%        2.67%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.26%        1.37%        1.47%        1.48%        1.67%(c)
Net investment income                                      1.93%        1.97%        2.84%        2.70%        1.94%(c)


(a) INFORMATION IS SHOWN FOR THE PERIOD 11-18-98 (WHEN CLASS B SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

* EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTOR COMPANIES AND BEGAN AMORTIZING PREMIUM AND ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO JULY 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CONSERVATIVE GROWTH FUND: CLASS C SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003        2002*         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.79   $     9.93   $    11.05   $    10.35   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .17          .19          .29          .28          .14
Net realized and unrealized gain (loss)
 on investments and foreign currencies                      .89        (1.15)        (.29)         .83          .34
TOTAL FROM INVESTMENT OPERATIONS                           1.06         (.96)          --         1.11          .48
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.16)        (.18)        (.30)        (.29)        (.13)
Distributions from net realized capital gains                --           --         (.82)        (.12)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.16)        (.18)       (1.12)        (.41)        (.13)
NET ASSET VALUE, END OF PERIOD                       $     9.69   $     8.79   $     9.93   $    11.05   $    10.35
TOTAL RETURN(b)                                           12.27%       (9.81)%        .34%       10.89%        4.77%

RATIOS/SUPPLEMENTAL DATA                                2003         2002*         2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $   37,429   $   25,419   $   14,626   $   11,301   $   14,035
AVERAGE NET ASSETS (000)                             $   31,449   $   18,350   $   12,763   $   12,954   $   12,039
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.26%        2.37%        2.47%        2.48%        2.67%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.26%        1.37%        1.47%        1.48%        1.67%(c)
Net investment income                                      1.91%        1.97%        2.84%        2.63%        1.91%(c)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

* EFFECTIVE AUGUST 1, 2001, THE FUND HAD ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY LESS THAN $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO JULY 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CONSERVATIVE GROWTH FUND: CLASS Z SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003        2002*         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.81   $     9.95   $    11.05   $    10.37   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .26          .28          .38          .35          .21
Net realized and unrealized gain (loss)
 on investments and foreign currencies                      .90        (1.14)        (.28)         .85          .35
TOTAL FROM INVESTMENT OPERATIONS                           1.16         (.86)         .10         1.20          .56
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.25)        (.28)        (.38)        (.40)        (.19)
Distributions from net realized capital gains                --           --         (.82)        (.12)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.25)        (.28)       (1.20)        (.52)        (.19)
NET ASSET VALUE, END OF PERIOD                       $     9.72   $     8.81   $     9.95   $    11.05   $    10.37
TOTAL RETURN(b)                                           13.45%       (8.87)%       1.30%       11.84%        5.58%

RATIOS/SUPPLEMENTAL DATA                                2003         2002*         2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $    3,714   $    2,250   $    1,432   $      471   $   20,843
AVERAGE NET ASSETS (000)                             $    3,139   $    1,773   $      949   $   12,534   $   38,460
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      1.26%        1.37%        1.47%        1.48%        1.67%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.26%        1.37%        1.47%        1.48%        1.67%(c)
Net investment income                                      2.90%        2.96%        3.78%        3.30%        2.89%(c)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

* EFFECTIVE AUGUST 1, 2001, THE FUND HAD ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME AND INCREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY $.005 AND NO EFFECT ON THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO JULY 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

MODERATE GROWTH FUND: CLASS A SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those fnancial statements was unqualified.


CLASS A SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003         2002         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.86   $    10.70   $    12.03   $    10.86   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .15          .19          .24          .26          .12
Net realized and unrealized gain (loss)
 on investments and foreign currencies                     1.02        (1.76)        (.83)        1.25          .83
TOTAL FROM INVESTMENT OPERATIONS                           1.17        (1.57)        (.59)        1.51          .95
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.14)        (.27)        (.14)        (.26)        (.09)
Distributions from net realized capital gains                --           --         (.60)        (.08)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.14)        (.27)        (.74)        (.34)        (.09)
NET ASSET VALUE, END OF PERIOD                       $     9.89   $     8.86   $    10.70   $    12.03   $    10.86
TOTAL RETURN(b)                                           13.29%      (14.92)%      (4.89)%      13.96%        9.47%

RATIOS/SUPPLEMENTAL DATA                                2003         2002          2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $   58,862   $   50,559   $   58,517   $   48,786   $   20,372
AVERAGE NET ASSETS (000)                             $   51,006   $   57,234   $   56,627   $   34,809   $   12,286
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      1.49%        1.48%        1.54%        1.49%        1.88%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.24%        1.23%        1.29%        1.24%        1.63%(c)
Net investment income                                      1.66%        1.68%        2.18%        2.27%        1.59%(c)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                     158%         217%         246%         155%          96%(e)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


(e) NOT ANNUALIZED.

MODERATE GROWTH FUND: CLASS B SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003         2002         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.83   $    10.63   $    12.01   $    10.85   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .08          .11          .16          .17          .06
Net realized and unrealized gain (loss)
 on investments and foreign currencies                     1.03        (1.75)        (.84)        1.23          .83
TOTAL FROM INVESTMENT OPERATIONS                           1.11        (1.64)        (.68)        1.40          .89
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.08)        (.16)        (.10)        (.16)        (.04)
Distributions from net realized capital gains                --           --         (.60)        (.08)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.08)        (.16)        (.70)        (.24)        (.04)
NET ASSET VALUE, END OF PERIOD                       $     9.86   $     8.83   $    10.63   $    12.01   $    10.85
TOTAL RETURN(b)                                           12.58%      (15.56)%      (5.72)%      12.88%        8.99%

RATIOS/SUPPLEMENTAL DATA                                2003         2002         2001         2000        1999(a)
     2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $  129,759   $  107,775   $  117,664   $   99,950   $   58,678
AVERAGE NET ASSETS (000)                             $  113,902   $  116,960   $  109,534   $   79,855   $   36,645
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.24%        2.23%        2.29%        2.24%        2.63%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.24%        1.23%        1.29%        1.24%        1.63%(c)
Net investment income                                       .91%         .93%        1.43%        1.48%         .85%(c)


(a) INFORMATION IS SHOWN FOR THE PERIOD 11-18-98 (WHEN CLASS B SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

MODERATE GROWTH FUND: CLASS C SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003         2002         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.83   $    10.63   $    12.01   $    10.85   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .08          .11          .16          .17          .06
Net realized and unrealized gain (loss)
 on investments and foreign currencies                     1.03        (1.75)        (.84)        1.23          .83
TOTAL FROM INVESTMENT OPERATIONS                           1.11         1.64         (.68)        1.40          .89
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.08)        (.16)        (.10)        (.16)        (.04)
Distributions from net realized capital gains                --           --         (.60)        (.08)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.08)        (.16)        (.70)        (.24)        (.04)
NET ASSET VALUE, END OF PERIOD                       $     9.86   $     8.83   $    10.63   $    12.01   $    10.85
TOTAL RETURN(b)                                           12.58%      (15.56)%      (5.72)%      12.88%        8.99%

RATIOS/SUPPLEMENTAL DATA                                2003         2002          2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $   77,008   $   47,165   $   34,021   $   28,040   $   22,375
AVERAGE NET ASSETS (000)                             $   59,626   $   40,465   $   30,623   $   25,835   $   18,346
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.24%        2.23%        2.29%        2.24%        2.63%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.24%        1.23%        1.29%        1.24%        1.63%(c)
Net investment income                                       .89%         .95%        1.43%        1.44%         .79%(c)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

MODERATE GROWTH FUND: CLASS Z SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE(d)                      2003         2002         2001         2000        1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.87   $    10.72   $    12.05   $    10.87   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       .16          .22          .25          .27          .13
Net realized and unrealized gain (loss) on
 investments and foreign currencies                        1.03        (1.77)        (.82)        1.27          .84
TOTAL FROM INVESTMENT OPERATIONS                           1.19        (1.55)        (.57)        1.54          .97
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.16)        (.30)        (.16)        (.28)        (.10)
Distributions from net realized capital gains                --           --         (.60)        (.08)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                          (.16)        (.30)        (.76)        (.36)        (.10)
NET ASSET VALUE, END OF PERIOD                       $     9.90   $     8.87   $    10.72   $    12.05   $    10.87
TOTAL RETURN(b)                                           13.54%      (14.70)%      (4.75)%      14.18%        9.70%

RATIOS/SUPPLEMENTAL DATA                                2003         2002          2001        2000        1999(a)
NET ASSETS, END OF PERIOD (000)                      $    8,679   $    2,749   $    4,272   $    1,348   $   13,578
AVERAGE NET ASSETS (000)                             $    4,090   $    4,262   $    2,685   $    4,102   $   21,914
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      1.24%        1.23%        1.29%        1.24%        1.63%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.24%        1.23%        1.29%        1.24%        1.63%(c)
Net investment income                                      1.86%        1.93%        2.39%        2.11%        1.68%(c)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

HIGH GROWTH FUND: CLASS A SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE                        2003(d)       2002        2001(d)       2000(d)     1999(a),(d)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.38   $    10.70   $    12.95    $    11.52    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.03)        (.03)          --(e)         --(e)         --(e)
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions             1.18        (2.27)       (1.27)         2.14          1.52
TOTAL FROM INVESTMENT OPERATIONS                           1.15        (2.30)       (1.27)         2.14          1.52
-------------------------------------------------------------------------------------------- ------------------------
LESS DISTRIBUTIONS:
Dividends in excess of net investment income                 --           --           --          (.43)           --
Distributions from net realized capital gains                --         (.02)        (.98)         (.28)           --
TOTAL DIVIDENDS AND DISTRIBUTIONS                            --         (.02)        (.98)         (.71)           --
NET ASSET VALUE, END OF PERIOD                       $     9.53   $     8.38   $    10.70    $    12.95    $    11.52
TOTAL RETURN(b)                                           13.72%      (21.49)%     (10.09)%       18.99%        15.20%

RATIOS/SUPPLEMENTAL DATA                                2003(d)       2002        2001(d)       2000(d)     1999(a),(d)
NET ASSETS, END OF PERIOD (000)                      $   35,897   $   30,337   $   39,528    $   35,678    $   21,248
AVERAGE NET ASSETS (000)                             $   31,290   $   36,151   $   39,128    $   27,528    $   10,442
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees and
 service (12b-1) fees(f)                                   1.71%        1.57%        1.64%         1.54%         1.73%(c)
Expenses, excluding distribution fees and
 service (12b-1) fees                                      1.46%        1.32%        1.39%         1.29%         1.48%(c)
Net investment income                                      (.31)%       (.35)%        .02%          .01%          .02%(c)
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                      89%          98%          83%           67%           38%


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS A SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


(e) LESS THAN $.005 PER SHARE.


(f) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICES (12b-1) FEES TO .25 OF 1% OF THE AVERAGE NET ASSETS OF THE CLASS A SHARES.

HIGH GROWTH FUND: CLASS B SHARES

The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS B SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE                        2003(d)       2002        2001(d)      2000(d)    1999(a),(d)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.20   $    10.55   $    12.86   $    11.47   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.09)        (.11)        (.08)        (.09)        (.05)
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                              1.14        (2.22)       (1.25)        2.12         1.52
TOTAL FROM INVESTMENT OPERATIONS                           1.05        (2.33)       (1.33)        2.03         1.47
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income             --           --           --         (.36)          --
Distributions from net realized capital gains                --         (.02)        (.98)        (.28)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                            --         (.02)        (.98)        (.64)          --
NET ASSET VALUE, END OF PERIOD                       $     9.25   $     8.20   $    10.55   $    12.86   $    11.47
TOTAL RETURN(b)                                           12.80%      (22.08)%     (10.66)%      18.13%       14.70%

RATIOS/SUPPLEMENTAL DATA                                2003(d)        2002        2001(d)      2000(d)   1999(a),(d)
NET ASSETS, END OF PERIOD (000)                      $   76,430   $   70,043   $   86,941   $   79,793   $   41,049
AVERAGE NET ASSETS (000)                             $   67,723   $   82,953   $   84,949   $   60,994   $   24,260
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.46%        2.32%        2.39%        2.29%        2.48%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.46%        1.32%        1.39%        1.29%        1.48%(c)
Net investment income (loss)                              (1.07)%      (1.09)%       (.72)%       (.71)%      (.70)%(c)


(a) INFORMATION IS SHOWN FOR THE PERIOD 11-18-98 (WHEN CLASS B SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

HIGH GROWTH FUND: CLASS C SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE                        2003(d)       2002        2001(d)      2000(d)    1999(a),(d)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.20   $    10.55   $    12.86   $    11.47   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.09)        (.09)        (.08)        (.09)        (.05)
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions             1.14        (2.24)       (1.25)        2.12         1.52
TOTAL FROM INVESTMENT OPERATIONS                           1.05        (2.33)       (1.33)        2.03         1.47
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income             --           --           --         (.36)          --
Distributions from net realized capital gains                --         (.02)        (.98)        (.28)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                            --         (.02)        (.98)        (.64)          --
NET ASSET VALUE, END OF PERIOD                       $     9.25   $     8.20   $    10.55   $    12.86   $    11.47
TOTAL RETURN(b)                                           12.80%      (22.08)%     (10.66)%      18.13%       14.70%

RATIOS/SUPPLEMENTAL DATA                                2003(d)       2002        2001(d)      2000(d)    1999(a),(d)
NET ASSETS, END OF PERIOD (000)                      $   47,616   $   37,468   $   36,507   $   31,636   $   19,914
AVERAGE NET ASSETS (000)                             $   39,926   $   38,874   $   35,387   $   26,413   $   15,204
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      2.46%        2.32%        2.39%        2.29%        2.48%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.46%        1.32%        1.39%        1.29%        1.48%(c)
Net investment income (loss)                              (1.06)%      (1.09)%       (.73)%       (.73)%       (.75)%(c)



(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

HIGH GROWTH FUND: CLASS Z SHARES


The financial highlights have been derived from the financial statements, audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL PERIODS ENDED 7-31)


PER SHARE OPERATING PERFORMANCE                        2003(d)       2002        2001(d)      2000(d)    1999(a),(d)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.45   $    10.77   $    12.98   $    11.56   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 --(e)      (.01)         .03          .02          .02
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions             1.19        (2.29)       (1.26)        2.14         1.54
TOTAL FROM INVESTMENT OPERATIONS                           1.19        (2.30)       (1.23)        2.16         1.56
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends in excess of net investment income                 --           --           --         (.46)          --
Distributions from net realized capital gains                --         (.02)        (.98)        (.28)          --
TOTAL DIVIDENDS AND DISTRIBUTIONS                            --         (.02)        (.98)        (.74)          --
NET ASSET VALUE, END OF PERIOD                       $     9.64   $     8.45   $    10.77   $    12.98   $    11.56
TOTAL RETURN(b)                                           14.08%      (21.35)%      (9.74)%      19.23%       15.60%

RATIOS/SUPPLEMENTAL DATA                                2003(d)       2002        2001(d)      2000(d)    1999(a),(d)
NET ASSETS, END OF PERIOD (000)                      $    2,589   $    1,897   $    3,413   $    1,318   $   36,413
AVERAGE NET ASSETS (000)                             $    2,767   $    2,778   $    2,270   $   25,793   $   45,999
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                      1.46%        1.32%        1.39%        1.29%        1.48%(c)
Expenses, excluding distribution and
 service (12b-1) fees                                      1.46%        1.32%        1.39%        1.29%        1.48%(c)
Net investment income                                      (.02)%       (.10)%        .23%         .12%         .21%(c)


(a) INFORMATION SHOWN IS FOR THE PERIOD 11-18-98 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 7-31-99.


(b) TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE FULL YEAR ARE NOT ANNUALIZED.


(c) ANNUALIZED.


(d) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


(e) LESS THAN $.005 PER SHARE.

Strategic Partners
Mutual Funds

Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

STRATEGIC PARTNERS MUTUAL FUNDS*

STRATEGIC PARTNERS EQUITY FUND
STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND
PRUDENTIAL WORLD FUND, INC.
   STRATEGIC PARTNERS INTERNATIONAL VALUE FUND

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
   STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
   STRATEGIC PARTNERS MODERATE GROWTH FUND
   STRATEGIC PARTNERS HIGH GROWTH FUND
STRATEGIC PARTNERS OPPORTUNITY FUNDS
   STRATEGIC PARTNERS FOCUSED GROWTH FUND
   STRATEGIC PARTNERS NEW ERA GROWTH FUND
   STRATEGIC PARTNERS FOCUSED VALUE FUND
   STRATEGIC PARTNERS MID-CAP VALUE FUND

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
   STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
   STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
   STRATEGIC PARTNERS TOTAL RETURN BOND FUND
SPECIAL MONEY MARKET FUND, INC.**
   MONEY MARKET SERIES

 * Strategic Partners Mutual Funds are also exchangeable with JennisonDryden Mutual Funds.
** This Fund is not a direct purchase money fund and is only an exchangeable money fund.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit our website at:
www.strategicpartners.com

Additional information about the Trust can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)

SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

                  NASDAQ         CUSIP
                  ------         -----
Conservative
 Growth Fund
  Class A         PCGAX        86276X103
  Class B         PBCFX        86276X202
  Class C         PCCFX        86276X301
  Class Z         PDCZF        86276X400

Moderate Growth
 Fund
  Class A         PAMGX        86276X889
  Class B         DMGBX        86276X871
  Class C         PIMGX        86276X863
  Class Z         PDMZX        86276X855

High Growth Fund
  Class A         PHGAX        86276X509
  Class B         PIHGX        86276X608
  Class C         PHGCX        86276X707
  Class Z         PDHZX        86276X806

MFSP504A

Investment Company Act File No. 811-08915

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

                       Statement of Additional Information

                               October 2, 2003


     Strategic Partners Asset Allocation Funds (the Trust) is an open-end, management investment company currently composed of three separate investment portfolios (the Funds) professionally managed by Prudential Investments LLC (PI or the Manager). Each Fund benefits from discretionary advisory services provided by several highly regarded subadvisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following three Funds:

  -  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND (THE CONSERVATIVE GROWTH FUND)
  -  STRATEGIC PARTNERS MODERATE GROWTH FUND (THE MODERATE GROWTH FUND)
  -  STRATEGIC PARTNERS HIGH GROWTH FUND (THE HIGH GROWTH FUND)

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October 2, 2003, a copy of which may be obtained at no charge from the Trust upon request at the address or telephone number noted above. The Trust's audited financial statements for the fiscal year ended July 31, 2003 are incorporated in this SAI by reference to the Trust's 2003 annual reports to shareholders (File No. 811-08915). You may obtain a copy of the Trust's annual reports at no charge by request to the Trust at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                                           PAGE
                                                                                                         ------
History of the Trust                                                                                     B-2
Description of the Funds, Their Investments and Risks.                                                   B-2
Investment Restrictions                                                                                  B-34
Management of the Trust                                                                                  B-36
Control Persons and Principal Holders of Securities                                                      B-43
Investment Advisory and Other Services                                                                   B-45
Brokerage Allocation and Other Practices                                                                 B-53
Capital Shares, Other Securities and Organization                                                        B-56
Purchase, Redemption and Pricing of Fund Shares                                                          B-57
Shareholder Investment Account                                                                           B-66
Net Asset Value                                                                                          B-70
Taxes, Dividends and Distributions                                                                       B-71
Performance Information                                                                                  B-74
Financial Statements                                                                                     B-78
Appendix I -- Description of Security Ratings                                                            I-1
Appendix II -- Historical Performance Data                                                               II-1
Appendix III -- General Investment Information                                                           III-1
Appendix IV -- Description of Proxy Voting Policies and Recordkeeping Procedures                         IV-1


MFSP504B

                              HISTORY OF THE TRUST

     The Trust was organized as a Delaware statutory trust on July 29, 1998 under the name "Prudential Diversified Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Asset Allocation Funds."

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds is classified as a diversified fund.

INVESTMENT STRATEGIES, POLICIES AND RISKS.

     The Funds' prospectus sets forth each Fund's investment objective. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. The Funds may not be successful in achieving their respective objectives and you could lose money.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of the Government National Mortgage Association, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Fund may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Fund may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, E.G., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Fund's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.

     Mortgages backing the securities that may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Fund may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields on which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include strips and cubes, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


     SPECIAL CONSIDERATIONS. Fixed-income U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value of a Fund.

     At a time when a Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Fund may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Fund will not invest more than 5% of its net assets in such custodial receipts.

     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Fund may also invest in such custodial receipts.

MONEY MARKET INSTRUMENTS

     Each Fund may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Money market obligations will be generally U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by Standard & Poor's (S&P) or "Prime-2" by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Conservative Growth and Moderate Growth Funds may each invest in corporate and other debt obligations. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of such obligations. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


     MEDIUM- AND LOWER-RATED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in medium- (I.E., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (I.E., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.


     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (I.E., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its

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higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I of this SAI, "Description of Security Ratings."


     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may decline following its rating at the time of purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.


     COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ADJUSTABLE RATE SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Fund may invest will tend to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Fund's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Fund's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Fund's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Fund will fluctuate.

     INFLATION-INDEXED BONDS. The Conservative Growth and Moderate Growth Funds may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS

     Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific 'trigger' event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as 'catastrophe bonds.' If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses,

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index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. Issuers of event-linked bonds include government agencies, insurance companies, reinsurance, special purpose corporations or other on-shore or offshore entities. The Conservative Growth and Moderate Growth Funds may each invest up to 5% of total assets in event-linked bonds.

FOREIGN SECURITIES


     The Conservative Growth and Moderate Growth Funds may each invest in foreign equity and debt securities and the High Growth Fund may invest in foreign equity securities, including securities of issuers in emerging market countries. Foreign debt-securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.


     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Funds may purchase debt securities of "semi-governmental entities" that are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


     EMERGING MARKETS SECURITIES. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to economies that are generally less diverse and mature, political systems which can be expected to have less stability than those of developed countries, the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.


     The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica,

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the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the
Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk').

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a time manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to

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governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


     The Funds will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

     CURRENCY RISKS. Because some of the securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. A Fund may use derivatives to help protect the value of the Fund's assets from declining in such circumstances. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Funds are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Funds' distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, the Funds will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.


     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. Beginning July 1, 2002, the euro became the sole legal tender of the member states of the European Monetary Union.

     The adoption by the member states of the euro should eliminate the substantial currency risk among member states that formerly used currency unique to each member, and will likely affect the investment process and considerations of the Advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES

     MORTGAGE BACKED SECURITIES -- GENERAL. The Conservative Growth and Moderate Growth Funds may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the Conservative Growth and Moderate Growth Funds may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(9) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans or Veterans Administration Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's PRO RATA interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a PRO RATA interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a PRO RATA interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indexes that serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

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     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


     A Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds) or in other classes or series of bonds as determined by the Adviser. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class that, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


     In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

     ASSET-BACKED SECURITIES. The Conservative Growth and Moderate Growth Funds may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     TYPES OF CREDIT ENHANCEMENT. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Fund may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips, which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected aver-age maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


     CREDIT-RELATED ASSET-BACKED SECURITIES. The Conservative Growth and Moderate Growth Funds may each also invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Funds, Their Investments and Risks -- Medium- and Lower-Rated Securities" for risks associated with junk bonds).

     Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than that of the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

COLLATERALIZED DEBT OBLIGATIONS (CDOs)

     The Conservative Growth and Moderate Growth Funds may each invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

     The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

     In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

     The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

CREDIT-LINKED SECURITIES

     The Conservative Growth and Moderate Growth Funds may each invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one of more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

     Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

     Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

     The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

     The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See "Description of the Funds, Their Investments and Risks -- Swap Agreements" for a description of additional risks associated with credit default swaps.


CONVERTIBLE SECURITIES

     Each Fund may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

     Each of the Conservative Growth and Moderate Growth Funds may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.

     The participation interests acquired by a Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Funds believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because it must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will analyze and evaluate the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS


     A Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments decline, a Fund will require additional collateral. If the seller defaults, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Adviser. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral.

     A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Each Fund may each enter into reverse repurchase agreements and the Conservative Growth and Moderate Growth Funds may enter into dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by a Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by a Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

     A Fund will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

SWAP AGREEMENTS


     The Conservative Growth and Moderate Growth Funds may enter into interest rate, index, credit, currency exchange rate, long and short credit default, forward spread lock and total return swap agreements (or a combination of these swap agreements or other similar swap agreements). Each Fund may also enter into options on swap agreements (swap options). These transactions may be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In one type of "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other investment instruments. In another type of swap one party (a credit protection seller) receives a premium from another party (a credit protection buyer) for assuming the credit risk of a specified issuer and/or reference obligation. In exchange for the premium, the credit protection seller has the obligation to purchase obligations of the issuer at par upon the occurrence of a credit event. Typical credit events include the bankruptcy of the issuer and the failure by the issuer to pay when due obligations in respect of borrowed money. Alternatively, the credit protection seller may be required to make a cash payment to the credit protection buyer. This cash payment is typically equal to the difference between the par value of the reference obligation and its market value following the relevant credit event. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.



     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund's net obligations in respect of all swap agreements (i.e. the aggregate net amount owed by the Fund) is limited to 15% of its net assets. A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's assets. Obligations under swap agreements so covered will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce a better result than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). A Fund may engage in swap agreements of any duration with a counterparty whose long-term credit is rated at least "A" by at least one nationally recognized statistical rating organization. Certain restrictions imposed by the Code may limit the Funds' ability to use swap agreements. A Fund generally has no right to terminate a swap agreement early. It will therefore be able to terminate a swap agreement early only with the consent of, and a price agreed to by, its counterparty. Developments in the swaps market, including potential government regulation, may adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.


     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not transacted on a trading facility. Each swap agreement that the Fund enters into will qualify for this exemption.


ILLIQUID SECURITIES


     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. A Fund's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


     When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's rights, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the receivable with respect to each interest rate swap will be treated as illiquid. The Funds will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.


INVESTMENT COMPANY SECURITIES


     The Funds may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). Each Fund may also invest in securities issued by other investment companies with investment objectives similar to the Fund's. The Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears in connection with its own operations.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Each Fund may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, foreign currency exchange contracts, swaps, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and policies.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (but are not limited to) (1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.


     OPTIONS TRANSACTIONS. A Fund may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the OTC market to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on equity securities, debt securities, aggregates of debt securities, financial indexes (for example, S&P 500), futures contracts and U.S. government securities. The Funds may also purchase and write put and call options on foreign currencies and foreign currency futures. A Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Fund may also purchase put and call options to offset previously written put and call options of the same series.


     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Fund will write only "covered" options. A written option is covered if, so long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. A Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. A Fund may also buy and write straddles (I.E., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," I.E., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.


     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Fund may write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each Fund may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by its Adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDEXES. Each Fund may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that a Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDEXES. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will write call options on indexes only under the circumstances described herein.

     Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     FUTURES CONTRACTS. Each Fund may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the CFTC. The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies.

     As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts with respect to, but not limited to, debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

     A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's securities holdings may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


     Each of the Strategic Partners Conservative Growth and Moderate Growth Funds may also invest in futures contracts on interest rate swaps ("Swap Futures") to hedge the Fund's assets, that is, to protect the Fund's assets from a decline in value.


     Futures contracts on Swap Futures, introduced by the Chicago Board of Trade in October 2001, are a vehicle for hedging credit and interest rate exposure, referenced to long-dated LIBOR. Swap Futures cash settle at expiration at a price based on the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar inter-est rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading unit of a Swap Futures contract represents the fixed-rate side of a 10-year interest rate swap with a $100,000 notional value that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds of a point ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     Because Swap Futures are traded on an exchange and cleared through the AAA-rated Chicago Board of Trade Clearing Corporation, there is minimal counterparty or default risk, although, as with all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions or the failure of the Chicago Board of Trade Clearing Corporation. Investing in Swap Futures is subject to the same risks of investing in other futures contracts on financial instruments.

     OPTIONS ON FUTURES CONTRACTS. The Funds may each purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

     A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.


     LIMITATIONS ON PURCHASE AND SALE. The fund intends to limit its futures- related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operation" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commissioning (the "CFTC"). The fund will so limit its futures-related investment activity so that, other than with respect to bonafide hedging activity (as defined in CFTC Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

     (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading
          Limits").

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Fund's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Fund.

     A Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


     As described above, a Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, if a Fund maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Fund's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addi-tion, there may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. government securities.

     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Fund may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) when the Advisor believes that such currency may decline against the U.S. dollar or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Fund may enter into, a Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The Funds may each enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling vari-ous currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     INDEXED COMMERCIAL PAPER. Each Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Fund will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Fund will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian or on its records an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, each Fund may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's assets. A Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of its total assets.

     Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

OTHER INVESTMENT STRATEGIES

     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Fund cannot lend more than 33 1/3% of the value of its total assets (including the amount of the loan collateral). The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business days' notice. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The creditworthiness of firms to which a Fund lends its portfolio securities will be monitored on an ongoing basis by its Adviser(s) pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after no-tice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in such loaned securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's net asset value.

     SHORT SALES. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (I.E., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

     BORROWING. Each Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. Each Fund may pledge its assets to secure these borrowings.

     If a Fund borrows to invest in securities, or if a Fund purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Fund's asset coverage for borrowings falls below 300%, such Fund will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS


     When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated on its records or with the Trust's Custodian, The Bank of New York (BNY). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Funds' shares, the Funds may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. In addition, each Fund may invest without limit in corporate and other debt obligations and in repurchase agreements when its Adviser(s) believes that a temporary defensive position is appropriate.

PORTFOLIO TURNOVER


     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." The Conservative Growth and Moderate Funds experienced higher than-expected portfolio turnover during the fiscal year ended July 31, 2003 as a result of investments in dollar rolls. Dollar rolls are described in this SAI under "Description of the Funds, Their Investments and Risks--Reverse Repurchase Agreements and Dollar Rolls."

     The portfolio turnover rates for the Funds for the two fiscal years ended July 31, were as follows:



FUND                                     FYE JULY 31, 2003     FYE JULY 31, 2002
----                                     -----------------     -----------------
Conservative Growth Fund                        261%                  338%
Moderate Growth Fund                            157%                  217%
High Growth Fund                                 89%                   98%


                             INVESTMENT RESTRICTIONS

     The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (1940
Act), a fundamental policy may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the outstanding voting securities", when used in this SAI, means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     Each Fund may not:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). Each Fund is a "diversified company" as defined in the 1940 Act.

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

     For purposes of investment restriction number 1, each Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Fund's total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that any Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.


     As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions, and (b) pursuant to an SECexemptive order, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

                             MANAGEMENT OF THE TRUST

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.

                              INDEPENDENT TRUSTEES


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                              TERM OF(2)                                        COMPLEX+
                                POSITION(S)   OFFICE AND                                        CURRENTLY
                                 HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY    OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE        EACH TRUST    TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------      --------------  -----------  --------------------------------  ---------------  ----------------------
David E. A. Carson (69)       Trustee         Since 2003   Director (January 2000 to May            97        Director of United
                                                           2000), Chairman (January 1999                      Illuminating and UIL
                                                           to December 1999), Chairman                        Holdings, (Utility
                                                           and Chief Executive Officer                        company) since 1993.
                                                           (January 1998 to December
                                                           1998) and President, Chairman
                                                           and Chief Executive Officer
                                                           of People's Bank (1983-1997).

Robert E. La Blanc (69)       Trustee         Since 1999   President (since 1981) of               107        Director of Storage
                                                           Robert E. La Blanc                                 Technology Corporation
                                                           Associates, Inc.                                   (technology) since
                                                           (telecommunications);                              1979), Chartered
                                                           formerly General Partner at                        Semiconductor
                                                           Salomon Brothers and                               Manufacturing, Ltd.
                                                           Vice-Chairman of Continental                       (Singapore) (since
                                                           Telecom. Trustee of Manhattan                      1998), Titan
                                                           College.                                           Corporation
                                                                                                              (electronics, since
                                                                                                              1995), Computer
                                                                                                              Associates
                                                                                                              International, Inc.
                                                                                                              (since 2002) (software
                                                                                                              company); Director
                                                                                                              (since 1999) of The
                                                                                                              High Yield Plus Fund,
                                                                                                              Inc.

Douglas H. McCorkindale (64)  Trustee         Since 1998   Chairman (since February                99         Director of Gannett
                                                           2001), Chief Executive                             Co., Inc., Director of
                                                           Officer (since June 2000) and                      Continental Airlines,
                                                           President (since                                   Inc., (since May
                                                           September 1997) of Gannett                         1993), Director of
                                                           Co. Inc. (publishing and                           Lockheed Martin Corp.
                                                           media); formerly Vice                              (aerospace and
                                                           Chairman (March 1984-May                           defense) (since May
                                                           2000) of Gannett Co. Inc.                          2001); Director of The
                                                                                                              High Yield Plus Fund,
                                                                                                              Inc. (since 1996).

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                              TERM OF(2)                                        COMPLEX+
                                POSITION(S)   OFFICE AND                                        CURRENTLY
                                 HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY    OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE        EACH TRUST    TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------      --------------  -----------  --------------------------------  ---------------  ----------------------
Stephen P. Munn (61)          Trustee         Since 2003   Chairman of the Board (since            105        Chairman of the Board
                                                           1994) and formerly Chief                           (since January 1994)
                                                           Executive Officer (1998-2001)                      and Director (since
                                                           and President of Carlisle                          1988) of Carlisle
                                                           Companies Incorporated.                            Companies Incorporated
                                                                                                              (manufacturer of
                                                                                                              industrial products);
                                                                                                              Director of Gannett
                                                                                                              Co., Inc. (publishing
                                                                                                              and media).

Richard A. Redeker (60)       Trustee         Since 2003   Formerly Management                     100        None
                                                           Consultant of Invesmart, Inc
                                                           (August 2001-October 2001);
                                                           formerly employee of
                                                           Prudential Investments
                                                           (October 1996-December 1998).

Robin B. Smith (63)           Trustee         Since 2003   Chairman of the Board (since            107        Director of BellSouth
                                                           January 2003) of Publishers                        Corporation (since
                                                           Clearing House (direct                             1992).
                                                           marketing), formerly Chairman
                                                           and Chief Executive Officer
                                                           (August 1996-January 2003) of
                                                           Publishers Clearing House.

Stephen Stoneburn (60)        Trustee         Since 1999   President and Chief Executive           105        None
                                                           Officer (since June 1996) of
                                                           Quadrant Media Corp. (a
                                                           publishing company); formerly
                                                           President (June 1995-June
                                                           1996) of Argus Integrated
                                                           media, Inc.; Senior Vice
                                                           President and Managing
                                                           Director (January 1993-1995)
                                                           of Cowles Business Media and
                                                           Senior Vice President of
                                                           Fairchild Publications, Inc.
                                                           (1975-1989).

Clay T. Whitehead (64)        Trustee         Since 1999   President (since 1983) of               104        Director (since 2000)
                                                           National Exchange Inc. (new                        of The High Yield Plus
                                                           business development firm).                        Fund, Inc.

                             INTERESTED TRUSTEES(4)



                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                   FUND
                                              TERM OF(2)                                         COMPLEX
                                POSITION(S)   OFFICE AND                                        CURRENTLY
                                 HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY    OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE        EACH TRUST    TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------      --------------  -----------  --------------------------------  ---------------  ----------------------
Judy A. Rice (55)*            President and   Since 2000   President, Chief Executive              102        None
                              Trustee         Since 2003   Officer, Chief Operating
                                                           Officer and Officer-In-Charge
                                                           (since 2003) of Prudential
                                                           Investments LLC (PI);
                                                           Director, Officer-in-Charge,
                                                           President, Chief Executive
                                                           Officer and Chief Operating
                                                           Officer (since May 2003) of
                                                           American Skandia Advisory
                                                           Services, Inc.; Director,
                                                           Officer-in-Charge, President,
                                                           Chief Executive Officer and
                                                           Chief Operating Officer
                                                           (since May 2003) of American
                                                           Skandia Investment Services,
                                                           Inc.; Director, Officer-in-
                                                           Charge, President, Chief
                                                           Executive Officer (since May
                                                           2003) of American Skandia
                                                           Fund Services, Inc.; formerly
                                                           various positions to Senior
                                                           Vice President (1992-1999)
                                                           of Prudential Securities
                                                           Incorporated; and various
                                                           positions to Managing Director
                                                           (1975-1992) of Salomon Smith
                                                           Barney; Member of Board of
                                                           Governors of the Money
                                                           Management Institute.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                              TERM OF(2)                                        COMPLEX+
                                POSITION(S)   OFFICE AND                                        CURRENTLY
                                 HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY    OTHER DIRECTORSHIPS(3)
NAME, ADDRESS(1) AND AGE        EACH TRUST    TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE         HELD BY TRUSTEE
------------------------      --------------  -----------  --------------------------------  ---------------  ----------------------
Robert F. Gunia (57)*         Vice President  Since 1999   Executive Vice President and            187        Vice President and
                              and Trustee                  Chief Administrative Officer                       Director (since May
                                                           (since June 1999) of PI;                           1989) of The Asia
                                                           Executive Vice President and                       Pacific Fund, Inc.
                                                           Treasurer (since January
                                                           1996) of PI; President (since
                                                           April 1999) of Prudential
                                                           Investment Management
                                                           Services LLC (PIMS);
                                                           Corporate Vice President
                                                           (since September 1997) of The
                                                           Prudential Insurance Company
                                                           of America; Director,
                                                           Executive Vice President and
                                                           Chief Administrative Officer
                                                           (since May 2003) of American
                                                           Skandia Investment Services,
                                                           Inc., American Skandia
                                                           Advisory Services, Inc.,
                                                           American Skandia Fund
                                                           Services, Inc., formerly
                                                           Senior Vice President (March
                                                           1987-May 1999) of Prudential
                                                           Securities Incorporated.



     Information pertaining to Officers of the Trust who are not also Trustees is set forth below.


                                    OFFICERS


                                                       TERM OF
                                                      OFFICE(2)
                                                      AND LENGTH
                                 POSITION(S) WITH       OF TIME                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE            THE TRUST           SERVED                           DURING PAST 5 YEARS
------------------------         ----------------   --------------   ------------------------------------------------------------
Lori E. Bostrom (40)             Secretary          Since 2002       Vice President and Corporate Counsel (since October 2002) of
                                                                     Prudential: Vice President and Assistant Secretary (since
                                                                     May 2003) of American Skandia Investment Services, Inc.;
                                                                     formerly, various positions to Senior Counsel of The
                                                                     Guardian Life Insurance Company of America (February
                                                                     1996-October 2002).

                                                       TERM OF
                                                      OFFICE(2)
                                                      AND LENGTH
                                 POSITION(S) WITH       OF TIME                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE            THE TRUST           SERVED                           DURING PAST 5 YEARS
------------------------         ----------------   --------------   ------------------------------------------------------------
Marguerite E.H. Morrison (47)    Chief Legal        Since 2003       Vice President and Chief Legal Officer-Mutual Funds and Unit
                                 Officer and                         Investment Trusts (since August 2000) of Prudential;
                                 Assistant          Since 2002       Senior Vice President and Secretary (since April 2003) of PI;
                                 Secretary                           Senior Vice President and Secretary (since May 2003) of
                                                                     American Skandia Investment Services, Inc., American Skandia
                                                                     Advisory Services, Inc., and American Skandia Fund Services,
                                                                     Inc.; Vice President and Assistant Secretary of PIMS (since
                                                                     October 2001), previously Senior Vice President and
                                                                     Assistant Secretary (February 2001-April 2003) of PI, Vice
                                                                     President and Associate General Counsel (December
                                                                     1996-February 2001) of PI and Vice President and Associate
                                                                     General Counsel (September 1987-September 1996) of
                                                                     Prudential Securities Incorporated.

Maryanne Ryan (38)               Anti-Money         Since 2002       Vice President, Prudential (since November 1998); First Vice
                                 Laundering                          President of Prudential Securities (March 1997-May 1998);
                                 Compliance                          Anti-Money Laundering Officer of American Skandia Investment
                                 Officer                             Services, Inc., American Skandia Advisory Services, Inc. and
                                                                     American Skandia Marketing, Inc.

Grace C. Torres (44)             Treasurer and      Since 1998       Senior Vice President (since January 2000) of PI; Senior Vice
                                 Principal                           President and Assistant Treasurer (since May 2003) of American
                                 Financial and                       Skandia Investment Services, Inc. and American Skandia Advisory
                                 Accounting                          Services, Inc.; formerly First Vice President (December
                                 Officer                             1996-January 2000) of PI and First Vice President
                                                                     (March 1993-1999) of Prudential Securities Incorporated.


----------
(1) Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


(2) There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.


(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(4) "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.


+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


     The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services Manager and Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof) Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

     Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.


     Pursuant to the Management Agreement with the Trust, the Manager or an affiliate pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all interested Trustees of the Trust.

                            STANDING BOARD COMMITTEES

     The Board has established two standing committees in connection with the governance of the Trust -- Audit and Nominating.


     The Audit Committee consists of Messrs. Munn (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent auditors, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended July 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee met three times during the fiscal year ended July 31, 2003.

     In addition to the two standing Committees of the Trust, the Board approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Messrs. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.


     The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.


     Independent Trustees may defer receipt their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees' fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


     The Trust has no retirement or pension plan for its Trustees.


     The following table sets forth the aggregate compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2003 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                               COMPENSATION TABLE


                                                                                                 TOTAL 2002
                                                      PENSION OR                              COMPENSATION FROM
                                  AGGREGATE       RETIREMENT BENEFITS        ESTIMATED         TRUSTS AND FUND
NAME OF INDEPENDENT             COMPENSATION      ACCRUED AS PART OF      ANNUAL BENEFITS         COMPLEX
TRUSTEE(1)                     FROM THE TRUST       TRUST EXPENSES        UPON RETIREMENT      PAID TO TRUSTEE
---------------------------    --------------     -------------------     ---------------     -----------------
David E.A. Carson(4)                None                 None                  None                  None
Robert E. La Blanc                 $8,546                None                  None           $  137,250(20/77)(3)
Douglas H. McCorkindale(2)         $8,100                None                  None           $  115,000(18/77)(3)
Stephen P. Munn(4)                   None                None                  None           $  118,000(23/72)(3)
Richard A. Redeker(4)                None                None                  None           $  120,500(23/72)(3)
Robin B. Smith(2),(4)                None                None                  None           $  120,500(26/69)(3)
Stephen Stoneburn                  $8,331                None                  None           $  120,250(18/75)(3)
Clay T. Whitehead                  $8,130                None                  None           $  196,750(32/94)(3)


----------

(1) Interested Trustees do not receive any compensation from the Trusts or the Fund Complex.
(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Mr. McCorkindale and Ms. Smith, in total or in part, under the Trusts' deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $58,669 for Mr. McCorkindale and $67,374 for Ms. Smith.
(3) Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2002, the Fund Complex consisted of 45 funds and 117 portfolios.
(4) These Trustees were not members of the Trust's Board as of December 31, 2002 and therefore received no compensation from the Trust.

     Interested Trustees do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.

     The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2002.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                               AGGREGATE DOLLAR RANGE
                                                               OF SECURITIES IN ALL
                                                               REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF          TRUSTEE IN FAMILY
NAME OF TRUSTEE                     SECURITIES IN EACH FUND   OF INVESTMENT COMPANIES
David E. A. Carson                          None                       None
Robert E. La Blanc                          None                   Over $100,000
Douglas H. McCorkindale                     None                   Over $100,000
Stephen P. Munn                             None                   Over $100,000
Richard A. Redeker                          None                   Over $100,000
Robin B. Smith                              None                   Over $100,000
Stephen Stoneburn                           None                   Over $100,000
Clay T. Whitehead                           None                   Over $100,000

                  SHARE OWNERSHIP TABLE -- INTERESTED TRUSTEES



                                                               AGGREGATE DOLLAR RANGE
                                                                OF SECURITIES IN ALL
                                                               REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF          TRUSTEE IN FAMILY
NAME OF TRUSTEE                     SECURITIES IN EACH FUND   OF INVESTMENT COMPANIES
Judy A. Rice                                None                   Over $100,000
Robert F. Gunia                             None                   Over $100,000



     None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of September 5, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.

     As of September 5, 2003, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of beneficial interest of any Fund were as follows:


                            CONSERVATIVE GROWTH FUND


NAME                                                ADDRESS               CLASS    SHARES/%
----                                                -------               -----    --------
Frontier Tust Company                   700 17th Street Suite 300           A      144,003/5.2%
FBO Stout's RV Sales, Inc               Denver CO 80202

Merrill Lynch, Pierce, Fenner           4800 Deer Lake Drive East           C      254,249/6.6%
For The Sole Benefit Of Its Customers   Jacksonville FL 32246

Ethel Duffy                             20 89th St Apt 3E                   Z       20,962/5.4%
                                        Brooklyn NY 11209

Prudential Retirement Services          Lansing BD Of Water and Light       Z       31,608/8.1%
As Nominee For TTEE Cust 300031         30 Ed Preate Dr
                                        Scranton PA 18507

First Clearing, LLC                     13220 Saint Andrews Dr #253B        Z       24,480/6.3%
A/C 4669-0950                           Seal Beach CA 90740
Ronald L Katje (IRA)
FCC As Custodian

                              MODERATE GROWTH FUND


NAME                                                ADDRESS               CLASS    SHARES/%
----                                                -------               -----    --------
Prudential Retirement Services          PO Box 5310                         A      428,400/7.0%
Nominee For TTE Cust Pl 107131          Scranton PA 18505
Virginia Physicians, Inc

Prudential Retirement Services          PO Box 5310                         A      386,489/6.3%
Nominee For TTE Cust 300166             Scranton PA 18505
Liberty Hospital Retirement

Prudential Retirement Services          PO Box 5310                         A      462,704/7.6%
Nominee For Trustee Pl S106286          Scranton PA 18505
X-Rite INC 401K

Merrill Lynch, Pierce, Fenner &         4800 Deer Lake Drive East           C      780,704/9.7%
For The Sole Benefit Of Its Customers   Jacksonville, FL 32246

Merrill Lynch, Pierce, Fenner &         4800 Deer Lake Drive East           Z      89,294/10.1%
For The Sole Benefit Of Its Customers   Jacksonville, FL 32246

Prudential Retirement Services          30 Ed Preate Dr                     Z       45,451/5.2%
As Nominee For TTEE Cust 300031         Scranton PA 18507-1755
Lansing Bd Of Water and Light


                                HIGH GROWTH FUND


NAME                                                ADDRESS               CLASS    SHARES/%
----                                                -------               -----    --------
Prudential Retirement Services          PO Box 5310                         A      266,830/7.1%
Nominee For Trustee Pl 6799             Scranton PA 18505
First Federal Saving 401K

Prudential Retirement Services          PO Box 9999                         Z      48,530/15.2%
As Nominee For Trustee Pl 300194        Scranton PA 18507
South Central Community Health

Prudential Retirement Services          30 Ed Preate Dr                     Z      32,975/10.9%
As Nominee For TTEE Cust 300031         Scranton PA 18507-1755
Lansing Bd Of Water and Light

Mr Mark A Rutkowski TTEE                7504 Cervates Ct                    Z       18,355/5.8%
Mark A Rutkowski                        Springfield VA 22153

Merrill Lynch, Pierce, Fenner           4800 Deer Lake Drive East           Z       21,722/6.9%
For The Sole Benefit Of Its Customers   Jacksonville FL, 32246

     As of September 5, 2003, Wachovia Securities LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest in each Fund:



FUND                                                                 SHARES/%
----                                                              --------------
Conservative Growth Fund
  Class A                                                         1,466,634/53.2%
  Class B                                                         4,019,213/43.0%
  Class C                                                         2,829,508/73.4%
  Class Z                                                           313,545/80.7%
Moderate Growth Fund
  Class A                                                         3,788,259/62.0%
  Class B                                                         6,329,578/47.0%
  Class C                                                         6,011,468/75.0%
  Class Z                                                           724,302/82.0%
High Growth Fund
  Class A                                                         2,324,693/62.0%
  Class B                                                         3,784,203/46.0%
  Class C                                                         4,187,155/80.2%
  Class Z                                                           277,372/87.1%



     In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND ADVISERS


     The manager of the Trust is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Trust is Managed -- Manager" in the Prospectus. As of June 30, 2003 PI managed and/or administered open-end and closed-end investment companies with assets of approximately $110.1 billion.


     PI is a subsidiary of PI HoldCo, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer and disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Funds, including the purchase, retention, disposition and loan of securities and other assets. The Manager also reviews the performance of all Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.


     PI will review the performance of all Advisers of the Trust and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts.

     PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by Bank of New York, the Fund's Custodian, and PMFS, the Fund's Transfer Agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to 0.75% of each Fund's average daily net assets. The fee is computed daily and payable monthly.

     In connection with its management of the business affairs of the Trust, PI bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or any Adviser;

     (b) all expenses incurred by PI or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the costs and expenses payable to each Adviser pursuant to the subadvisory agreements between PI and each Adviser (the Advisory Agreements).


     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons with PI or an Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Trust to governmental agencies,
(g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering or qualifying and maintaining registration or qualification of the Trust and of its shares with the Commission and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.


     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. As discussed in the Prospectus, PI employs each unaffiliated Adviser under a "manager-of-managers" structure that allows PI to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.


     For the three fiscal years ended July 31, PI received the following management fees:


                           MANAGEMENT FEES PAID TO PI


                                          FYE             FYE             FYE
     FUND                             JULY 31, 2003   JULY 31, 2002   JULY 31, 2001
     ----                             -------------   -------------   -------------
     Conservative Growth Fund         $   1,019,977   $     797,055   $     615,975
     Moderate Growth Fund             $   1,714,674   $   1,641,900   $   1,496,013
     High Growth Fund                 $   1,062,796   $   1,205,667   $   1,213,003

     Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund's portfolio in connection with the management of the Fund. In connection therewith, EARNEST, RS Investments, Jennison, Lazard, PIM and PIMCO are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.


     Under the Subadvisory Agreements for each of the Funds, each of the Advisers is compensated by PI for its services at an annual rate of the average daily net assets advised by the particular subadviser on Fund assets.

     Each of the Subadvisory Agreements provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement pursuant to which such Subadvisory Agreement was entered into. Each Subadvisory Agreement may be terminated by the Trust, PI or the applicable Adviser upon not more than 60 days', nor less than 30 days', written notice. Each of the Subadvisory Agreements provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the three fiscal years ended July 31, PI paid the following subadvisory fees to the Advisers:

                            CONSERVATIVE GROWTH FUND


                                        ANNUALIZED PERCENTAGE OF           FYE            FYE            FYE
ADVISER                                    AVERAGE NET ASSETS         JULY 31, 2003  JULY 31, 2002  JULY 31, 2001
-------                            ---------------------------------  -------------  -------------  -------------
Jennison Associates LLC            .30% with respect to first $300
   (Jennison)                        million; .25% for amounts in
                                       excess of $300 million          $  124,225     $   95,100     $   71,066
Prudential Investment Management,
   Inc. (PIM)                                   .375%                  $  113,528     $   86,375     $   63,813
EARNEST Partners, LLC(1)
   (EARNEST)                                     .40%                  $   27,886     $   22,691             --
Franklin Advisers, Inc.
   (Franklin)                                    .50%                  $    8,960     $   26,822     $   20,047
The Dreyfus Corporation(2)
   (Dreyfus)                                     .45%                  $       --             --     $   19,016
Pacific Investment Management
   Company LLC (PIMCO)                           .25%                  $  126,347     $  101,585     $   78,839
RS Investment Management, LP
   (RS Investments)(3)                           .50%                  $   25,061             --             --
                                                                      -------------  -------------  -----------
                                       Total subadvisory fees          $  436,007     $  332,846     $  252,781
                                                                      =============  =============  ===========


----------

(1) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.


(2)  Dreyfus terminated its service as subadviser to the Fund in December 2001.


(3) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.

                              MODERATE GROWTH FUND


                                        ANNUALIZED PERCENTAGE OF           FYE            FYE            FYE
ADVISER                                    AVERAGE NET ASSETS         JULY 31, 2003  JULY 31, 2002  JULY 31, 2001
-------                            ---------------------------------  -------------  -------------  -------------
Jennison                           .30% with respect to first $300
                                    million; .25% for amounts in
                                       excess of $300 million          $  276,085     $  262,057     $  300,276
PIM                                             .375%                  $  143,556     $  196,943     $  122,622
Franklin                                         .50%                  $   23,357     $   82,376     $   71,645
EARNEST(1)                                       .40%                  $   70,466     $   39,908             --
Dreyfus(2)                                       .45%                          --     $   28,320     $   69,698
Lazard Asset Management
   (Lazard)                                      .40%                  $   90,524     $   85,926     $   79,203
PIMCO                                            .25%                  $  100,877     $  102,891     $   95,690
RS Investments(3)                                .50%                  $   64,453             --             --
                                                                      -----------     ----------     ----------
                                        Total subadvisory fees         $  769,318     $  798,421     $  865,319
                                                                      ===========     ==========     ==========


----------

(1) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.


(2)  Dreyfus terminated its service as subadviser to the Fund in December 2001.


(3) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.


                                HIGH GROWTH FUND


                                        ANNUALIZED PERCENTAGE OF           FYE            FYE            FYE
ADVISER                                    AVERAGE NET ASSETS         JULY 31, 2003  JULY 31, 2002  JULY 31, 2001
-------                            ---------------------------------  -------------  -------------  -------------
Jennison                           .30% with respect to first $300
                                     million; .25% for amounts in
                                        excess of $300 million         $  210,040     $  233,007     $  235,893
PIM                                             .375%                  $    7,552     $  156,909     $   22,099
Franklin                                          50%                  $   29,170     $  113,740     $  108,486
EARNEST(1)                                        40%                  $   85,488     $   68,246             --
Dreyfus(2)                                       .45%                          --     $   46,109     $  120,617
Lazard                                           .40%                  $  109,292     $  123,634     $  125,957
RS Investment(3)                                 .50%                  $   75,750             --             --
                                                                      -----------     ----------     ----------
                                       Total subadvisory fees          $  509,740     $  741,645     $  624,113
                                                                      ===========     ==========     ==========


----------

(1) EARNEST replaced Dreyfus as subadviser to the Fund as of December 20, 2001. The Adviser inception date is also measured as of the same day.


(2)  Dreyfus terminated its service as subadviser to the Fund in December 2001.


(3) RS Investments replaced Franklin as Subadviser to the Fund as of November 20, 2002. The Adviser inception date is also measured as of the same day.


MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 28, 2003 at a meeting called for that purpose. In approving these Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager, PIM and the Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.


     With respect to the nature and quality of the services provided by the Manager and Advisers, the Board considered the performance of each Fund in comparison to relevant market indexes and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past year and since inception. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers. The Board reviewed these firms' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Fund from such services. The Board also considered these firms' positive compliance history, as none of these firms has been subject to any significant compliance problems.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Advisers and their affiliates from their association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board noted that the fee rate paid by the Trust to the Manager was comparable to the median compensation paid by comparable funds. The Board also considered that the Trust's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager or to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Advisers and their affiliates by virtue of their relationship to the Trust, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to each firm's profit or loss on each Fund for the recent period and examined their cost allocation methodology. With respect to profitability, these firms discussed with the Board the allocation methodologies for inter-company revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from their fees. The Board understood that none of these firms uses its profitability analysis in the management of its businesses other than in connection with the approval or continuation of its agreement, at least in part because the analysis excludes significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. See "How the Trust is Managed -- Distributor" in the Prospectus.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement with the Trust, none of which are reimbursed by or paid for by the Trust. See "How the Trust is Managed -- Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Trust is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of each Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor also receives an initial sales charge from shareholders.

     The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal years ended July 31, 2003 and 2002.


              AMOUNTS RECEIVED BY THE DISTRIBUTOR OF CLASS A SHARES


                                    DISTRIBUTION FEES           AMOUNT SPENT
                                        RECEIVED            DISTRIBUTING CLASS A          INITIAL SALES
                                     BY DISTRIBUTOR                SHARES                    CHARGES
                                 -----------------------   -----------------------   -----------------------
FUND                                2003         2002         2003         2002        2003          2002
----                             ----------   ----------   ----------   ----------   ----------   ----------
Conservative Growth Fund         $   57,117   $   46,035   $   32,600   $   34,300   $  287,500   $  190,400
Moderate Growth Fund             $  127,515   $  143,084   $   70,800   $   92,900   $  383,400   $  269,400
High Growth Fund                 $   78,226   $   90,378   $   49,227   $   66,488   $  164,300   $  185,000



     The amounts spent by the Distributor in distributing Class A shares was primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares. Through each period, the Distributor limited the amount of the 12b-1 fee to .25 of 1% of the average daily net assets of Class A shares.


     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


     CLASS B PLAN. For the fiscal years ended July 31, 2003 and 2002, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:


             AMOUNTS RECEIVED BY THE DISTRIBUTOR FOR CLASS B SHARES


                                                                                 APPROXIMATE
                                                DISTRIBUTION FEE                    CDSCS
                                           ---------------------------   ---------------------------
FUND                                           2003           2002           2003           2002
----                                       ------------   ------------   ------------   ------------
Conservative Growth Fund                   $    785,626   $    677,361   $    175,400   $    166,400
Moderate Growth Fund                       $  1,139,023   $  1,169,596   $    295,900   $    306,200
High Growth Fund                           $    677,232   $    829,526   $    174,200   $    202,800

     For the fiscal year ended July 31, 2003, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:


       AMOUNTS SPENT BY THE DISTRIBUTOR IN CONNECTION WITH CLASS B SHARES


                                    PRINTING AND     COMPENSATION TO        COMMISSION
                                      MAILING        BROKER/DEALERS         PAYMENTS TO
                                    PROSPECTUSES     FOR COMMISSIONS         FINANCIAL                                TOTAL
                                   TO OTHER THAN   TO REPRESENTATIVES       ADVISORS OF                               AMOUNT
                                      CURRENT          AND OTHER            PRUDENTIAL           OVERHEAD            SPENT BY
FUND                                SHAREHOLDERS        EXPENSES*           SECURITIES            COSTS*            DISTRIBUTOR
----                               -------------   -------------------   -----------------   -----------------   -----------------
Conservative Growth Fund           $   800(0.1%)    $ 651,400(60.3%)      $ 183,300(17.0%)    $ 244,500(22.6%)      $ 1,080,000
Moderate Growth Fund               $   700(0.1%)    $ 801,000(50.8%)      $ 294,400(18.7%)    $ 478,900(30.4%)      $ 1,575,000
High Growth Fund                   $ 1,000(0.1%)    $ 241,000(36.4%)      $ 166,800(25.2%)    $ 253,600(38.3%)      $   662,400


----------

* Includes (a) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     CLASS C PLAN. For the fiscal years ended July 31, 2003 and 2002, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges, and the proceeds of paid by investors on the redemption of shares as set forth below:


              AMOUNTS RECEIVED BY THE DISTRIBUTOR OF CLASS C SHARES


                                                                 APPROXIMATE
                                        AMOUNT OF               INITIAL SALES              APPROXIMATE
                                    DISTRIBUTION FEE               CHARGES                    CDSCS
                                 -----------------------   -----------------------   -----------------------
FUND                                2003         2002         2003        2002          2003         2002
----                             ----------   ----------   ----------   ----------   ----------   ----------
Conservative Growth Fund         $  314,489   $  183,505   $   79,700   $   77,000   $   30,400   $   11,000
Moderate Growth Fund             $  596,254   $  404,647   $  197,400   $  179,600   $   36,400   $   27,000
High Growth Fund                 $  399,258   $  388,743   $  101,300   $  123,500   $   29,800   $   21,200



     For the fiscal years ended July 31, 2003, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:



                                    PRINTING AND     COMPENSATION TO        COMMISSION
                                      MAILING        BROKER/DEALERS         PAYMENTS TO
                                    PROSPECTUSES     FOR COMMISSIONS         FINANCIAL                                TOTAL
                                   TO OTHER THAN   TO REPRESENTATIVES       ADVISORS OF                               AMOUNT
                                      CURRENT          AND OTHER            PRUDENTIAL           OVERHEAD            SPENT BY
FUND                                SHAREHOLDERS        EXPENSES*           SECURITIES            COSTS*            DISTRIBUTOR
----                               -------------   -------------------   -----------------   -----------------   -----------------
Conservative Growth Fund             $       --      $   4,400(1.3%)      $ 205,700(58.3%)    $ 142,400(40.4%)      $ 352,500
Moderate Growth Fund                 $ 300(0.1%)     $ 89,300(11.4%)      $ 387,700(49.5%)    $ 305,900(39.0%)      $ 783,200
High Growth Fund                     $ 600(0.1%)     $   1,800(0.4%)      $ 299,100(59.0%)    $ 205,300(40.5%)      $ 506,800


----------

* Includes (a) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of that Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Trust will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.


     In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia) and other persons who distribute shares of the Trust (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of any Fund. In addition, Fee waivers and subsidies will increase a Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of each Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of a Fund may not exceed .75 of 1%. The 6.25% limitation applies to each Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS


     The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, serves as custodian for the Trust's portfolio securities and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South Iselin, New Jersey 08853, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM Holdco, Inc, the parent of PI, the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the Trust's independent auditors through the fiscal year ended July 31, 2003, and in that capacity has audited the annual financial statements of the Trust through July 31, 2003.

CODES OF ETHICS

     The Trust has adopted a Code of Ethics. In addition, the Manager, PIM, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Trust. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Advisers. Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Trust, will not significantly affect any Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Funds. In order for an affiliated broker or Wachovia Securities (or any affiliate) to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the three fiscal years ended July 31, 2001, July 31, 2002 and July 31, 2003.



                                                        CONSERVATIVE GROWTH FUND                    MODERATE GROWTH FUND
                                                 --------------------------------------    --------------------------------------
                                                    FYE           FYE           FYE           FYE           FYE           FYE
                                                  JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                                    2003          2002          2001          2003          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Total brokerage commissions paid by the Fund     $  230,796    $  163,722    $   84,465    $  582,702    $  488,365    $  308,133
Total brokerage commissions paid to Wachovia
  Securities or affiliates of the Trust or
  the Advisers                                   $      110            --    $        5            --            --    $       30
Percentage of total brokerage commissions
  paid to Wachovia Securities
  or affiliates of the Trust or the Advisers           0.05%            0%            0%            0%           --             0%

                                                        CONSERVATIVE GROWTH FUND                    MODERATE GROWTH FUND
                                                 --------------------------------------    --------------------------------------
                                                    FYE           FYE           FYE           FYE           FYE           FYE
                                                  JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                                    2003          2002          2001          2003          2002          2001
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Percentage of the aggregate dollar amount of
  portfolio transactions involving the payment
  of commissions through Wachovia Securities
  or affiliates of the Trust or the Advisers              0%            0%            0%            0%            0%            0%



                                                            HIGH GROWTH FUND
                                                 --------------------------------------
                                                    FYE           FYE           FYE
                                                  JULY 31,      JULY 31,      JULY 31,
                                                    2003          2002          2001
                                                 ----------    ----------    ----------
Total brokerage commissions paid by the Fund     $  552,083    $  532,321    $  371,540
Total brokerage commissions paid to Wachovia
  Securities or affiliates of the Trust or
  the Advisers                                   $      324            --    $       30
Percentage of total brokerage commissions
  paid to Wachovia Securities or affiliates
  of the Trust or the Advisers                         0.06%            0%          0.0%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the
  payment of commissions through Wachovia
  Securities or affiliates of the Trust or
  the Advisers                                          0.1%            0%            0%



     The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined in Rule 10b-1 under the 1940
Act) and their parents as of July 31, 2003. As of that date, each Fund held securities of the following brokers and dealers:

                               CONSERVATIVE GROWTH



                                                              VALUE OF HOLDINGS
NAME                                                         AS OF JULY 31, 2003  DEBT/EQUITY
----                                                         -------------------  -----------
Deutsche Bank Alex Brown                                                620,000      Debt
Bear, Stearns & Co. Inc.                                                 89,000      Debt



                                 MODERATE GROWTH



                                                              VALUE OF HOLDINGS
NAME                                                         AS OF JULY 31, 2003  DEBT/EQUITY
----                                                         -------------------  -----------
Citigroup, Inc.                                                       3,113,600     Equity
Merrill Lynch & Co., Inc.                                             2,055,186     Equity
Goldman Sachs Group, Inc.                                             1,673,088     Equity
Lehman Brothers Holdings, Inc.                                          961,704     Equity
UBS AG                                                                  696,839     Equity
Credit Suisse Group                                                     612,837     Equity
BNP Paribus SA                                                          436,183     Equity
J.P. Morgan Chase & Co.                                                 420,600     Equity
Bear Stearns & Co. Inc.                                                  73,823      Debt
Citigroup, Inc.                                                           6,237      Debt

                                   HIGH GROWTH


                                                              VALUE OF HOLDINGS
NAME                                                         AS OF JULY 31, 2003  DEBT/EQUITY
----                                                         -------------------  -----------
Merrill Lynch & Co.                                                   1,484,301     Equity
Goldman, Sachs & Co.                                                  1,202,532     Equity
Lehman Brother Inc.                                                     708,624     Equity
Credit Suisse First Boston Corp.                                        672,549     Equity
Citigroup Inc.                                                        2,262,400     Equity
JP Morgan                                                               315,450     Equity


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 Par value per share, divided into three series (the Funds). Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


     Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that at all times at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (i) at the time of purchase (Class A or Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Funds are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Funds" in the Funds' prospectus.


PURCHASE BY WIRE


     For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to The Bank of New York (BNY), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Strategic Partners Asset Allocation Funds, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by BNY prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire BNY directly and should be sure that the wire specifies Strategic Partners Asset Allocation Funds, the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount that may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Trust and the Distributor, the Distributor sells Class A shares at net asset value plus a maximum front-end sales charge of 5%, Class C shares of each Fund with a front-end sales charge of 1%, and Class B and Class Z shares at NAV. Using the NAV of each Fund at July 31, 2003, the maximum offering price of the Funds' shares is as follows:



                                                           CONSERVATIVE  MODERATE    HIGH
                                                              GROWTH      GROWTH    GROWTH
                                                               FUND        FUND      FUND
                                                           ------------  --------  --------
CLASS A
Net asset value and redemption price per Class A share*      $  9.71     $   9.89  $   9.53
Maximum sales charge (5% of offering price)                      .51          .52       .50
                                                             -------     --------  --------
Maximum offering price to public                             $ 10.22     $  10.41  $  10.03
                                                             =======     ========  ========
CLASS B
Net asset value, offering price and redemption price per
  Class B share*                                             $  9.69     $   9.86  $   9.25
                                                             =======     ========  ========
CLASS C
Net asset value and redemption price per Class C share*      $  9.69     $   9.86  $   9.25
Sales charge (1% of offering price)                          $   .10     $    .10  $    .09
                                                             -------     --------  --------
Offering price to public                                     $  9.79     $   9.96  $   9.34
                                                             =======     ========  ========
CLASS Z
Net asset value, offering price and redemption price per
  Class Z share                                              $  9.72     $   9.90  $   9.64
                                                             =======     ========  ========


----------
* Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Funds -- How to Sell Your Shares -- Contingent Deferred Sales Charge" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on the each Fund's current fees and expenses:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge -- Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential ("unaffiliated brokers").


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

     BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class a shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


     -    officers of the Trust,


     - employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the transfer agent,


     - employees of the Advisers, provided that purchases at NAV are permitted by such person's employer,

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,


     - real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the transfer agent,

     - investors who have a business relationship with a financial adviser who joined Wachovia Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Wachovia Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund that imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,


     - investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financi al planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options of their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that such sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Strategic Partners or JennisonDryden mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds -- Reducing or Waiving Class A's Initial Sales Charge" in the prospectus of the Funds.


     An eligible group of related Fund investors includes any combination of the following:

     -    an individual,

     -    the individual's spouse, their children and their parents,

     -    the individual's and spouse's IRA,

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer or group of related employers and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

     The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Strategic Partners or JennisonDryden mutual funds. Retirement and group plans may not enter into a letter of intent.

     For purposes of the letter of intent, all shares of the Funds and shares of other Strategic Partners and JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) that were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.


     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

     The letter of intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Funds pursuant to a letter of intent should carefully read such letter of intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


CLASS B AND CLASS C SHARES

     The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Sale of Shares -- Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Trust is Managed -- Distributor." In connection with the sale of Class C shares, the Distributor may pay at the time of the sale, from its own resources, brokers, financial advisers and other persons who distribute Class C shares, a sales commission of up to 2% of the purchase price.

CLASS Z SHARES


     Class Z shares of each Fund currently are available for purchase by the following categories of investors:

     - pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which a Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;

     -    current and former Trustees of the Trust; and

     - the Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and

     -    qualified state tuition programs (529 plans).

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Funds and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of Strategic Partners mutual funds. However, the value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in retirement or group plans.

SALES OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by your Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds -- Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the transfer agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the NYSE is closed for other than customary weekends and holidays, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sales of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Funds, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, or CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that main tains subaccount record keeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     The amount of the CDSC, if any, will vary depending on the amount of time from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the period from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.


     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                            OF DOLLARS INVESTED OR
        PAYMENT MADE                                     REDEMPTION PROCEEDS
        -------------------                           -------------------------
        First                                                    5.0%
        Second                                                   4.0%
        Third                                                    3.0%
        Fourth                                                   2.0%
        Fifth                                                    1.0%
        Sixth                                                    1.0%
        Seventh                                                 None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a qualified or tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

          (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

          (2) in the case of an individual retirement account (IRA) (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

          (3) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and

          (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which the CDSC was previously deducted.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.


     You must notify the Trust's transfer agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                 REQUIRED DOCUMENTATION
Death                                              A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability -- An individual will be                A copy of the Social Security Administration award letter or a letter from a
considered disabled if he or she is unable         physician on the physician's letterhead stating that the shareholder is
to engage in any substantial gainful               permanently disabled. In the case of a trust, a copy of the trust agreement
activity by reason of any medically                identifying the grantor will be required. The letter must also indicate the
determinable physical or mental impairment         date of disability.
that can be expected to result in death or
to be of long-continued and indefinite
duration.

Distribution from an IRA or 403(b) Custodial       A copy of the distribution form from the custodial firm indicating (i) the
Account                                            date of birth of the shareholder and (ii) that the shareholder is over age 59 and is taking a normal distribution -- signed by the shareholder.

Distribution from Retirement Plan                  A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                               A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

     PMFS reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by the transfer agent, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the relevant Fund. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check to the transfer agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     Each Fund makes available to its shareholders the Exchange Privilege. This privilege allows shareholders to exchange their shares of each Fund for shares of other Strategic Partners and JennisonDryden mutual funds, or one or more specified money market funds including Special Money Fund, subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners and JennisonDryden mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the Strategic Partners or JennisonDryden mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new Strategic Partners or JennisonDryden mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost that results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

     CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of the other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. ("Money Fund"). No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of Strategic Partners and JennisonDryden mutual funds.

     CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners and JennisonDryden mutual funds and shares of Special Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Strategic Partners and JennisonDryden mutual funds. Please note, however, that Strategic Partners Style Specific Funds do not currently offer Class Z shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY
          INVESTMENTS:             $100,000    $150,000    $200,000     $250,000
          ------------             --------    --------    --------     --------
          25 Years                 $   105     $   158     $   210      $  263
          20 Years                     170         255         340         424
          15 Years                     289         438         578         722
          10 Years                     547         820       1,093       1,366
           5 Years                   1,361       2,041       2,721       3,402

          See "Automatic Investment Plan."

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Funds. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan is available to shareholders through the Distributor, the transfer agent or your broker. The systematic withdrawal plan provides for monthly, or quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.


     In the case of shares held through the transfer agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends or Distributions" above.


     The transfer agent, the Distributor or the applicable dealer acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the transfer agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING(1)

               CONTRIBUTIONS                       PERSONAL
               MADE OVER:                           SAVINGS           IRA
               -------------                      -----------     -----------
               10 years                           $   26,283      $   31,291
               15 years                               44,978          58,649
               20 years                               68,739          98,846
               25 years                               98,936         157,909
               30 years                              137,316         244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of the Funds or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

                                 NET ASSET VALUE

     Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange (other than options on stock and stock indexes) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager or Adviser, as applicable, including their portfolio managers, traders, research and credit analysts and legal compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Strategic Partners or JennisonDryden mutual funds, and such other factors as may be determined by the Manager, Adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise, a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL


     Each Fund has elected to be, and intends to remain qualified for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). This status relieves each Fund (but not its shareholders) from paying federal income tax on income and gains that are distributed to shareholders, and permits distributions of net capital gains of a Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held. Net capital gains of each Fund that are available to shareholders will be computed by taking into account any applicable capital loss carryforward. For federal income tax purposes, the Conservative Growth Fund has a capital loss carryforward as of July 31, 2003 of approximately $8,190,700 of which $17,600 expires in 2009, $59,400 expires in 2010, and $8,113,700 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Moderate Growth Fund has a capital loss carryforward as of July
31, 2003 of approximately $31,935,000, of which $8,507,000 expires in 2010 and $23,428,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. As of July 31, 2003, the High Growth Fund had a capital loss carryforward for tax purposes of approximately $29,918,800 of which $7,499,000 expires in 2010 and $22,419,800 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.


     Qualification for treatment as a regulated investment company requires, among other things, that (a) each Fund derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income, including, but not limited to, gains from options, futures and forward contracts, derived with respect to its business of investing in such stocks, securities or currencies; (b) each Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other registered investment companies); and (c) each Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Fund's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction. Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Fund. A 4% nondeductible excise tax will be imposed on a Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or net short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Fund Distributions and Tax Issues" in the Prospectus.

     Under recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate generally would not apply to dividends received from the international and fixed income segments of the Funds.


ORIGINAL ISSUE DISCOUNT

     A Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts ("Section 1256 contracts"). At the end of each year, such investments held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions of Section 1256 contracts will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Fund from options held by the Fund (other than options that are "Section 1256 contracts"), as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss generally will be long-term or short-term depending upon whether the Fund held the particular option for more than one year.

     Options, futures and certain other transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

CURRENCY FLUCTUATIONS

     Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in his or her shares.

FOREIGN WITHHOLDING

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Fund.

BACKUP WITHHOLDING

     With limited exceptions, each Fund is required to withhold federal income tax currently at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts so withheld generally may be credited against a shareholder's federal income tax liability.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Each Fund may, from time to time, invest in passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if the Fund distributes the PFIC income as a tax able dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of market-to-market gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. The foregoing summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Trust may from time to time advertise the average annual total return of a Fund. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares.

     Average annual total return is computed according to the following formula:

                            P(1+T) TO THE POWER OF n = ERV

Where:   P     = a hypothetical initial payment of $1,000.

         T     = average annual total return.

         n     = number of years.

         ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


     Below are the average annual total returns for each Fund's share classes for the fiscal year ended July 31, 2003.



                                                             SINCE INCEPTION
     FUND                                        1 YEAR         (11/18/98)
     ----                                        ------      ---------------
     Conservative Growth
        Class A                                    7.43%           3.22%
        Class B                                    7.27            3.41
        Class C                                   10.16            3.37
        Class Z                                   13.45            4.62
     Moderate Growth
        Class A                                    7.62%           1.78%
        Class B                                    7.58            1.90
        Class C                                   10.47            1.88
        Class Z                                   13.54            3.14
     High Growth
        Class A                                    8.04%           0.96%
        Class B                                    7.80            1.14
        Class C                                   10.69            1.11
        Class Z                                   14.08            2.37

                           AVERAGE ANNUAL TOTAL RETURN
 (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T) TO THE POWER OF n = ATV SUB D

Where:  P          = a hypothetical initial payment of $1,000.

        T          = average annual total return (after taxes on distributions).

        n          = number of years.

        ATV SUB D  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


     The average annual total returns (after taxes on distributions) for the one-year and since-inception periods ended July 31, 2003 are set forth in the following table.


           AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)


     FUND                                      1 YEAR         SINCE INCEPTION
     ----                                      ------         ---------------
     Conservative Growth
        Class A                                  6.37%              1.49%
        Class B                                  6.48%              1.94%
        Class C                                  9.38%              1.91%
        Class Z                                 12.24%              2.77%
     Moderate Growth
        Class A                                  7.01%              0.70%
        Class B                                  7.23%              1.10%
        Class C                                 10.12%              1.08%
        Class Z                                 12.79%              1.96%
     High Growth
        Class A                                  8.04%              0.07%
        Class B                                  7.80%              0.28%
        Class C                                 10.69%              0.26%
        Class Z                                 14.08%              1.44%


     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                     P(1+T) TO THE POWER OF n = ATV SUB DR

Where:   P           = a hypothetical initial payment of $1,000.

         T           = average annual total return (after taxes on distributions and redemption).

         n           = number of years.

         ATV SUB DR  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     The average annual total returns (after taxes on distributions and redemption) for the one-year and since-inception periods ended July 31, 2003 are set forth in the following table.


   AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     FUND                                  1 YEAR         SINCE INCEPTION
     ----                                  ------         ---------------
     Conservative Growth
        Class A                             4.51%              1.82%
        Class B                             4.43%              2.11%
        Class C                             6.20%              2.09%
        Class Z                             8.19%              2.89%
     Moderate Growth
        Class A                             4.66%              0.98%
        Class B                             4.65%              1.22%
        Class C                             6.42%              1.21%
        Class Z                             8.29%              2.03%
     High Growth
        Class A                             4.93%              0.55%
        Class B                             4.79%              0.72%
        Class C                             6.56%              0.70%
        Class Z                             8.65%              1.66%


AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                      ERV-P
                                     -------
                                        P

Where:  P    = a hypothetical initial payment of $1,000.

        ERV  = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for each Fund's share classes for the period ended July 31, 2003.



                                                               SINCE INCEPTION
     FUND                                             1 YEAR      (11/18/98)
     ----                                             ------   ---------------
     Conservative Growth Fund
        Class A                                       13.08%       22.18%
        Class B                                       12.27%       18.05%
        Class C                                       12.27%       18.05%
        Class Z                                       13.45%       23.66%
     Moderate Growth Fund
        Class A                                       13.29%       14.36%
        Class B                                       12.58%       10.26%
        Class C                                       12.58%       10.26%
        Class Z                                       13.54%       15.63%
     High Growth Fund
        Class A                                       13.72%       10.12%
        Class B                                       12.80%        6.40%
        Class C                                       12.80%        6.40%
        Class Z                                       14.08%       11.63%


     ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's portfolio manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart that compares the performance of different types of investments over the long-term with the rate of inflation.(1)

[CHART)

                    PERFORMANCE COMPARISON OF DIFFERENT TYPES
                        OF INVESTMENTS OVER THE LONG TERM
                             (12/31/1926-12/31/2002)

Common Stocks                         10.2%
Long-Term Gov't. Bonds                 5.5%
Inflation                              3.1%

----------
(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the S&P 500, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS


     The Trust's financial statements for the fiscal year ended July 31, 2003, incorporated in this SAI by reference to the Trust's 2003 annual reports to shareholders (File No. 811-8915), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Funds' annual reports at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                   APPENDIX I

                         DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB AND B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB, B, CCC, CC AND C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1 -- The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

     Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     PRIME-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

     PRIME-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

     NOT PRIME -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

        VALUE OF $1.00 INVESTED ON
        1/1/1926 THROUGH 12/31/2002

       SMALL STOCKS   COMMON STOCKS   LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1996
2002     $  6,816        $  1,775        $     60        $     17       $     10

----------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any JennisonDryden or Strategic Partners mutual fund.

     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-2002 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1992 through 2002. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


   YEAR                     1992       1993     1994     1995     1996      1997     1998     1999      2000       2001      2002
---------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   TREASURY
   BONDS(1)                   7.2%     10.7%    (3.4%)   18.4%     2.7%     9.6%    10.0%    (2.56%)   13.52%      7.23%    11.50%
---------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   MORTGAGE
   SECURITIES(2)              7.0%      6.8%    (1.6%)   16.8%     5.4%     9.5%     7.0%     1.86%    11.16%      8.22%     8.75%
---------------------------------------------------------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
   CORPORATE BONDS(3)         8.7%     12.2%    (3.9%)   22.3%     3.3%    10.2%     8.6%    (1.96%)    9.39%     10.40%    10.52%
---------------------------------------------------------------------------------------------------------------------------------
   U.S. HIGH YIELD
   BONDS(4)                  15.8%     17.1%    (1.0%)   19.2%    11.4%    12.8%     1.6%     2.39%    (5.86%)     5.28%    (1.41%)
---------------------------------------------------------------------------------------------------------------------------------
   WORLD GOVERNMENT
   BONDS(5)                   4.8%     15.1%     6.0%    19.6%     4.1%    (4.3%)    5.3%    (5.07%)   (2.63%)    (3.54%)   21.99%
=================================================================================================================================
   DIFFERENCE BETWEEN
   HIGHEST AND LOWEST
   RETURNS PERCENT           11.0%     10.3%     9.9%     5.5%     8.7%    17.1%     8.4%     7.46%    19.10%     13.94%    23.40%


----------
(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of GNMA, FNMA and FHLMC.

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[CHART]

                  CAPITAL APPRECIATION         CAPITAL APPRECIATION
                AND REINVESTING DIVIDENDS              ONLY
                -------------------------      --------------------
   1977               $    10,000                $    10,000
                      $     9,507                $     9,381
                      $    10,316                $    10,045
                      $    11,210                $    10,782
                      $    10,658                $    10,106
                      $    11,414                $    10,682
                      $    11,725                $    10,821
                      $    12,622                $    11,495
                      $    12,640                $    11,350
                      $    12,119                $    10,735
                      $    13,754                $    12,013
                      $    15,297                $    13,192
                      $    16,748                $    14,275
                      $    16,979                $    14,301
                      $    16,589                $    13,797
                      $    14,891                $    12,217
                      $    15,924                $    12,886
                      $    14,760                $    11,773
                      $    14,677                $    11,526
                      $    16,368                $    12,662
   1982               $    19,354                $    14,789
                      $    21,293                $    16,084
                      $    23,657                $    17,677
                      $    23,625                $    17,463
                      $    23,720                $    17,343
                      $    23,152                $    16,738
                      $    22,557                $    16,107
                      $    24,744                $    17,466
                      $    25,208                $    17,586
                      $    27,523                $    18,997
                      $    29,542                $    20,174
                      $    28,332                $    19,146
                      $    33,206                $    22,217
                      $    37,889                $    25,121
                      $    40,123                $    26,376
                      $    37,324                $    24,324
                      $    39,404                $    25,465
                      $    47,817                $    30,673
                      $    50,218                $    31,966
                      $    53,530                $    33,841
   1987               $    41,473                $    25,981
                      $    43,826                $    27,223
                      $    46,738                $    28,759
                      $    46,897                $    28,592
                      $    48,341                $    29,203
                      $    51,767                $    31,006
                      $    56,328                $    33,436
                      $    62,351                $    36,714
                      $    63,632                $    37,161
                      $    61,718                $    35,746
                      $    65,592                $    37,647
                      $    56,589                $    32,182
                      $    61,654                $    34,723
                      $    70,595                $    39,455
                      $    70,427                $    39,028
                      $    74,184                $    40,784
                      $    80,397                $    43,858
                      $    78,370                $    42,449
                      $    79,857                $    42,917
                      $    82,376                $    43,933
   1992               $    86,514                $    45,816
                      $    90,290                $    47,494
                      $    90,722                $    47,374
                      $    93,059                $    48,258
                      $    95,215                $    49,048
                      $    91,610                $    46,873
                      $    91,993                $    46,716
                      $    96,482                $    48,653
                      $    96,465                $    48,292
                      $   105,847                $    52,651
                      $   115,937                $    57,282
                      $   125,144                $    61,452
                      $   132,672                $    64,767
                      $   139,792                $    67,876
                      $   146,058                $    70,518
                      $   150,574                $    72,272
                      $   163,114                $    77,891
                      $   167,496                $    79,613
                      $   196,711                $    93,075
                      $   211,444                $    99,609
   1997               $   217,514                $   102,043
                      $   247,833                $   115,852
                      $   256,062                $   119,226
                      $   230,649                $   106,941
                      $   279,721                $   129,257
                      $   293,651                $   135,265
                      $   314,312                $   144,344
                      $   294,735                $   134,880
                      $   338,555                $   154,495
                      $   346,308                $   157,579
                      $   337,110                $   152,955
                      $   333,843                $   151,053
                      $   307,740                $   138,831
                      $   271,278                $   122,012
                      $   287,144                $   128,751
                      $   245,013                $   109,457
                      $   271,193                $   120,723
                      $   271,940                $   120,651
                      $   235,528                $   104,082
                      $   194,862                $    85,730
   2002               $   211,280                $    92,515

----------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any JennisonDryden or Strategic Partners mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2002. It does not represent the performance of any JennisonDryden or Strategic Partners mutual fund.


[CHART]

            AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1986 - 12/31/2002 --- IN U.S. DOLLARS)

     Denmark                                         10.58%
     Hong Kong                                       10.44%
     USA                                             10.25%
     Netherlands                                     10.00%
     United Kingdom                                   9.48%
     Switzerland                                      9.46%
     Sweden                                           9.41%
     Belgium                                          8.64%
     Spain                                            8.55%
     Europe                                           8.03%
     France                                           7.56%
     Australia                                        7.07%
     Canada                                           6.86%
     Norway                                           6.49%
     Austria                                          4.00%
     Germany                                          3.94%
     Italy                                            2.39%
     Japan                                           -1.21%

----------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

[CHART]

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 12.7 TRILLION

     U.S.                 56.2%
     Europe               29.7%
     Pacific Basin        11.8%
     Canada                2.3%

----------

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any JennisonDryden or Strategic Partners mutual fund.


     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

[CHART]

         LONG-TERM U.S. TREASURY BOND YIELD IN PERCENTAGE (1926 - 2002)

     1926
     1936
     1946
     1956
     1966
     1976
     1986
     1996
     2002

----------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2002. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any JennisonDryden or Strategic Partners mutual fund.

                   APPENDIX III-GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                      III-1

  APPENDIX IV-DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board of Trustees of the Trust has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to the adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's advisers the responsibility for voting the Fund's proxies. The adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the adviser or its affiliates. The Manager expects that the adviser will notify the Manager at least annually of any such conflicts indentified and confirm how the issue was resolved. In addition, the Manager expects that the adviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.

     A copy of the proxy voting policies of each Fund's Advisers follows:


EARNEST Partners, LLC
Jennison Associates LLC
Lazard Asset Management LLC
Pacific Investment Management Company LLC
Prudential Investment Management
RS Investment Management, LP (RS Investments)

                                  Appendix IV-I


                                EARNEST PARTNERS
                              PROXY VOTING POLICIES

                            I. THE BOARD OF DIRECTORS


A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

-  long-term corporate performance record relative to a market index;
-  composition of board and key board committees;
-  nominee's attendance at meetings (past two years);
-  nominee's investment in the company;
-  whether a retired CEO sits on the board; and
-  whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

-  corporate governance provisions and takeover activity;
-  board decisions regarding executive pay;
-  director compensation;
-  number of other board seats held by nominee; and
-  interlocking directorships.

B. CHAIRMAN AND CEO ARE THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

G. CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

- long-term financial performance of the target company relative to its industry;
-  management's track record;
-  background to the proxy contest;
-  qualifications of director nominees (both slates);
- evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
-  stock ownership positions.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                  III. AUDITORS

A. RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

We believe that a minority shareholder deserves a board voice. Such a "voice" would still be in the minority and thus not the recipient of any special or extra privileges or power.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A. POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 120 percent unless a clear need for the excess shares is presented by the company.

Several managements are requesting substantial increases in their authorized shares. Whilst these objectives may be worthwhile, a potential problem is created when substantial increases in authorized shares are combined with a blank check preferred stock provision. Blank check preferred stock enables boards to establish voting, dividend, conversion, and other rights without shareholder approval. The combination of significant unused authorized shares and a blank check preferred stock provision can produce significant dilution and/or inhibit a takeover.

Measuring the appropriateness of a share increase by looking at authorized shares does not adequately capture the risk of management misuse or the retarding effect on an attractive tender offer. Therefore, we use the more conservative measure of OUTSTANDING SHARES as our base. Absent a specific use, we only approve the authorization of additional shares in cases producing less than a 120% increase in OUTSTANDING SHARES.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. REVERSE STOCK SPLITS

We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

E. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

G. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

- DILUTION -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
- CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?
- BANKRUPTCY -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

B. GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

C. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

E. STOCK OPTION PLANS

The following conditions are important when considering stock option plans:

     (1) dilution greater than 10%

     (2) grants at discounts or below market prices

     (3) loans at below market rates to finance options

     (4) grants to non-employee directors

     (5) grants to individuals or small groups

     (6) "gun-jumping" grants, i.e., grants made in anticipation of shareholder approval.

Generally speaking, we support option plans except when condition 1 or 2 above is violated. Our position is that options are an important resource used to attract and retain qualified people. In the case of non-employee directors, we believe it is in the interests of shareholders for directors to have a financial stake in the company they direct.

                           IX. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

-  anticipated financial and operating benefits;
-  offer price (cost vs. premium);
-  prospects of the combined companies;
-  how the deal was negotiated; and
-  changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                             XI. MUTUAL FUND PROXIES

A. ELECTION OF TRUSTEES

We vote on trustee nominees on a CASE-BY-CASE basis.

B. INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C. FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D. DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

Our fiduciary responsibility calls for us to make an active decision. Hence, EARNEST PARTNERS votes either FOR or AGAINST issues based upon the best economic interests for our shareholdings. In most cases, absent a discernible economic effect, we are voting with management's best judgement.

In most cases, we vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

- whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

-  the percentage of sales, assets and earnings affected;

- the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

- whether the issues presented should be dealt with through government or company-specific action;

- whether the company has already responded in some appropriate manner to the request embodied in a proposal;

- whether the company's analysis and voting recommendation to shareholders is persuasive;

-  what other companies have done in response to the issue;

-  whether the proposal itself is well framed and reasonable;

- whether implementation of the proposal would achieve the objectives sought in the proposal; and

- whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

-  Energy and Environment
-  South Africa
-  Northern Ireland
-  Military Business
-  Maquiladora Standards and International Operations Policies
-  World Debt Crisis
-  Equal Employment Opportunity and Discrimination
-  Animal Rights
-  Product Integrity and Marketing
-  Human Resources Issues

                                 Appendix IV-II


               JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                                Appendix IV-III

                             PROXY VOTING POLICY OF
                         LAZARD ASSET MANAGEMENT LLC AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.

A. INTRODUCTION

       As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

       Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

       This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

       Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, but over which Lazard exercises no investment discretion, are not voted by Lazard.

C. GENERAL ADMINISTRATION

       1. OVERVIEW

       Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Bennett, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Director and a Portfolio Manager for Lazard's U.S. equity products, and Melissa Cook, Lazard's Global Head of Research. The Proxy

Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

       2. ROLE OF THIRD PARTIES

       To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

       ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

       3. VOTING PROCESS

       Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

       Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

       In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

       ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

       Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

       1. ROUTINE ITEMS

       Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

       -  routine election or re-election of Directors;

       - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

       -  issues relating to the timing or conduct of annual meetings;

       -  directors' liability and indemnification; and

       -  name changes.

       2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

       Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

              a. BOARD OF DIRECTOR AND ITS COMMITTEES

       Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

              - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

              -  FOR a requirement that a majority of Directors be independent;

              - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have those committees or sufficient independence;

              - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

              - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is ON A CASE -BY-CASE BASIS;

              - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

              - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

              - AGAINST shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

              - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

              - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

              - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

              - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

              - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

              b. ANTI-TAKEOVER MEASURES

       Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

              - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

              - AGAINST shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

              - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

              -  AGAINST "blank check" preferred stock; and

              - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

              c. CONDUCT OF SHAREHOLDER MEETINGS

       Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

              -  AGAINST proposals to adjourn meetings;

              - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

              -  FOR proposals providing for confidential voting;

              - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

              - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

              -  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

       3. CHANGES TO CAPITAL STRUCTURE

       Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

              - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

              -  FOR stock splits and reverse stock splits;

              - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

              - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

              - FOR management proposals to adopt or amend dividend reinvestment plans;

              - AGAINST changes in capital structure designed to be used in poison pill plans; and

              - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

       4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

       Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

              -  ON A CASE-BY-CASE BASIS regarding all stock option plans;

              - AGAINST restricted stock plans that do not involve any performance criteria;

              -  FOR employee stock purchase plans;

              -  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

              -  FOR deferred compensation plans;

              - ON A CASE-BY-CASE BASIS on proposals to approve executive loans to exercise options;

              -  AGAINST proposals to re-price underwater options;

              - AGAINST shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

              - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

       5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

       Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

       6. SOCIAL AND POLITICAL ISSUES

       Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

       Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote AGAINST most of these proposals. Lazard has adopted Approved Guidelines to vote FOR measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

E. VOTING NON-U.S. SECURITIES

       Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

       1. OVERVIEW

       Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

       Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

       - Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

       - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

       - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

       - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

       2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

       All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.

       ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

       Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

       3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

       Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

              a. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

       Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will determine whether a conflict of interest or potential conflict of interest exists by: (1) determining whether the sponsor of the proposal is a Lazard client and notifying Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notifying the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

       If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

       If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

              b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

       In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. In determining whether a conflict of interest or a potential conflict of interest may exist, the Manager of ProxyOps will: (1) determine whether the sponsor of the proposal is a Lazard client and notify Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notify the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

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       If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the recommendation of ISS.
If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

              G. REVIEW OF POLICY

       The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

REVISED AS OF JUNE 30, 2003

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                                  Appendix IV-IV


                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as separate investment accounts for other clients.(1) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 of the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. These Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor's rules and regulations.(2)

Set forth below are PIMCO's Policies and Procedures with respect to voting shares owned by advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that proxy matters are conducted in the best interests of PIMCO'S clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. Proxies may also be voted with the objective of fostering good corporate governance practices, including the fair and equal treatment of shareholders together with the reasonable disclosure to shareholders of company policies, activities and returns.

--------
(1) These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

(2)    Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

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PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

       1.   convening an ad-hoc committee to assess and resolve the conflict;

       2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing to that client the conflict;

       3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

       4. suggesting that the client engage another party to determine how the proxies should be voted;

       5.   delegating the vote to an independent third-party service provider;

       6. voting in accordance with these Policies and Procedures if such vote involves little discretion or no discretion; or

       7.   voting in good faith in the best interests of a client.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary states that these Policies and Procedures are available upon request and informs clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involves IMS west administering and facilitating the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

       1. TRANSMIT PROXY TO PIMCO. IMS West will forward to Pimco's Middle Office Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

       2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

       3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

       4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision.

       5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

       BOARD OF DIRECTORS

       1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

       2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

       3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

       4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and
(ii) any potential effect on the issuer's productivity and efficiency.

       5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

       6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

       PROXY CONTESTS AND PROXY CONTEST DEFENSES

       1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

       2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

       3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

       4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

       5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

       6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

       TENDER OFFER DEFENSES

       1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

       2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

       3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

       CAPITAL STRUCTURE

       1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

       2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

       3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

       4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

       EXECUTIVE AND DIRECTOR COMPENSATION

       1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

       2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

       3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

       STATE OF INCORPORATION

       STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

       MERGERS AND RESTRUCTURINGS

       1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and
(v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

       2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

       INVESTMENT COMPANY PROXIES

For investment companies, PIMCO votes, on a case-by-case basis, each proxy and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

       1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

       2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

       3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

       4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

       5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

       6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

       7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

       8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

       9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

       10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

       11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

       12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

       MISCELLANEOUS PROVISIONS

       1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

       2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

       3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

       4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                                 Appendix IV-V

Prudential Investment Management


In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

                       SUMMARY OF PIM PROXY VOTING POLICY

       The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

       Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

       A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

       In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

Prudential Public Fixed Income

       As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

-      a proposal regarding a merger, acquisition or reorganization,
- a proposal that is not addressed in the unit's detailed policy statement, or
- circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

       This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

       As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

-      a proposal regarding a merger, acquisition or reorganization,
- a proposal that is not addressed in the unit's detailed policy statement, or
- circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

       As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

                         Appendix IV-VI


RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

PROXY VOTING POLICIES AND PROCEDURES

July 2003


PURPOSE AND GENERAL STATEMENT

          The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which each of RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC (each, an "Adviser") votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

          These proxy voting policies and procedures are available to all advisory clients of an Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

POLICIES RELATING TO PROXY VOTING

          The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

          It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of an Adviser.

          Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client's designated service representative.

PROXY POLICY COMMITTEE

     Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the "Committee") currently comprising four members. The members of this Committee are the Chief Executive Officer, the Chief Operating Officer, the Chief Compliance Officer, and Director of Compliance. The Chief Operating Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

          The Committee meets whenever a portfolio manager recommends that the Committee authorize an override of the Guidelines (as defined below) and to consider Special Votes (as defined below), in each case where a material conflict of interest has been identified, and at such other times as the Chief Operating Officer shall determine. In addition, the Committee holds at least two regular meetings during each calendar year, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

          On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

PROXY VOTING PROCEDURES

          The Advisers have retained Investor Responsibility Research Center ("IRRC") to vote proxies for the accounts of our advisory clients. IRRC prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. IRRC receives a daily electronic feed of all holdings in the Advisers' voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to IRRC. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm's decision to use IRRC, there is generally no physical handling of Proxies by an Adviser's personnel.

          The Advisers have adopted proxy voting guidelines (the "Guidelines") that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as ANNEX A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, IRRC will automatically vote in accordance with the Guidelines.

          Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See "Procedures for Overriding the Guidelines" below.

          In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). Special Votes will be addressed according to the procedures discussed below at "Procedures Regarding Special Votes".

          Well in advance of the deadline for any particular vote, IRRC posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that IRRC has prepared with respect to the vote. In the case of Special Votes, IRRC notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

PROCEDURES FOR OVERRIDING THE GUIDELINES

          If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

          In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Chief Compliance Officer. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

          If the Compliance Department determines that there is no material conflict of interest, the Chief Compliance Officer will present this finding to the Chief Operating Officer for ratification. If the Chief Operating Officer agrees that there is no material conflict of interest, then the Chief Operating Officer will inform the Chief Compliance Officer of the decision to override. The Compliance Department will instruct IRRC accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

          If, however, the Compliance Department or the Chief Operating Officer determines that there is a material conflict of interest with respect to the relevant shareholder vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable, the following:

     - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

     -    data regarding client holdings in the relevant issuer;

     - information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;

     - the vote indicated by the Guidelines, together with any relevant information provided by IRRC; and

     - the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Chief Operating Officer, portoflio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

PROCEDURES REGARDING SPECIAL VOTES

          If the Chief Compliance Officer is informed by IRRC or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Chief Operating Officer. The Chief Operating Officer will review any information provided by IRRC or the Compliance Department regarding the Special Vote, and, in his or her discretion, may also consult with the relevant portoflio manager or analyst. If after this review the Chief Operating Officer agrees with IRRC that the vote is not covered by the Guidelines, the Chief Operating Officer will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Chief Operating Officer for ratification. If the Chief Operating Officer determines that there is no material conflict of interest involved, he will inform the Chief Compliance Officer of his decision and the Compliance Officer will then instruct IRRC to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

          If, however, the Compliance Department, or the Chief Operating Officer, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, or if the Chief Operating Officer for any other reason wants guidance from the Committee, then the Chief Operating Officer will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review, as applicable the following:

     - a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

     -    data regarding client holdings in the relevant issuer;

     - information pertinent to the decision by the Compliance Department or the Chief Operating Officer as to the presence of a material conflict of interest, together with all relevant materials;

     -    analysis prepared by IRRC with respect to the Special Vote; and

     - other relevant information considered by the Chief Operating Officer with respect to the Special Vote.

          After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform IRRC of this decision and instruct IRRC to vote the Special Vote accordingly. The Committee's deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

UNDUE INFLUENCE

          If at any time any person is pressured or lobbied either by an Adviser's personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Chief Operating Officer. The Chief Operating Officer will consider this information when making his or her decision to recommend override the Guidelines with respect to such a vote to the Committee (or, in the case of a Special Vote, in his or her decision regarding the voting of the relevant Proxy). If applicable, the Chief Operating Officer will provide this information to the Committee.

RECORD KEEPING

          Each Adviser, or IRRC, as the Advisers' agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

     -    a copy of these policies and procedures;

     - proxy statements received regarding client securities are maintained by IRRC;

     - a record of each vote cast is maintained by IRRC, and such records are accessible to designated an Adviser personnel at any time;

     - a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision;

     - each written client request for proxy voting records and the Adviser's written response to any (written or oral) client request for such records;

                                     ANNEX A

                          RSIM PROXY VOTING GUIDELINES

RS INVESTMENT MANAGEMENT, L.P.
RS INVESTMENT MANAGEMENT, INC.
RS GROWTH GROUP LLC
RS VALUE GROUP LLC

   ELECT DIRECTORS (1000)

1000-1    Always vote FOR uncontested director nominees.                                   /X/

1000-2    WITHHOLD votes from director nominees IF XX% or more directors are (1)
          employees or (2) have financial ties to the company.                             / /

1000-3    WITHHOLD votes from director nominees IF XX% or more of directors
          serving on the nominating committee are employees or have ties.                  / /

1000-4    WITHHOLD votes from director nominees IF employee directors serve on
          the board's nominating committee.                                                / /

1000-5    WITHHOLD from any director nominee attending less than 75% of the
          board and committee meetings during the previous fiscal year.                    /X/

1000-6    WITHHOLD votes from director nominees IF 25% or more directors serving
          on the compensation committee are employees.                                     /X/

1000-7    WITHHOLD votes from director nominees IF the board will consist of
          more than XX directors after the election.                                       / /

1000-8    WITHHOLD votes from director nominees IF the board will consist of
          fewer than XX directors after the election.                                      / /

1000-9    WITHHOLD votes from director nominees IF the company has adopted a
          classified board structure.                                                      /X/

1000-10   WITHHOLD votes from director nominees IF the company does not have an
          independent chair or lead director.                                              / /

1000-11   WITHHOLD votes from director nominees IF 50% or more employee
          directors serve on the board's audit committee.                                  /X/

1000-12   WITHHOLD votes from director nominees IF the board does not include at
          least one woman director.                                                        / /

1000-13   WITHHOLD votes from director nominees IF the board does not include at
          least one minority director.                                                     / /

1000-14   WITHHOLD votes from audit committee member nominees IF non-audit
          services exceed XX% of fees.                                                     / /

1000-15   WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at 3 or more other major
          companies.                                                                       /X/

1000-16   WITHHOLD votes from any director nominee who is employed full-time and
          who serves on boards at 2 or more other major companies.                         /X/

   CONTESTED ELECTION OF DIRECTORS (1001)

1001-1    Always vote FOR all management nominees.                                         /X/

1001-2    Always vote AGAINST all management nominees.                                     / /

   RATIFY SELECTION OF AUDITORS (1010)

1010-1    Always vote FOR a management proposal to ratify the board's selection
          of auditors.                                                                     /X/

1010-2    Vote AGAINST IF the previous auditor was dismissed because of a
          disagreement with the company.                                                   /X/

1010-3    Vote AGAINST IF the non-audit services exceed XX% of fees.                       / /

1010-4    Vote AGAINST IF the auditors have served more than XX consecutive
          years.                                                                           / /

   APPROVE NAME CHANGE (1020)

1020-1    Always vote FOR a management proposal to change the company name.                /X/

1020-2    Always vote AGAINST a management proposal to change the company name.            / /

   APPROVE OTHER BUSINESS (1030)

1030-1    Always vote FOR a management proposal to approve other business.                 /X/

1030-2    Always vote AGAINST a management proposal to approve other business.             / /

   ADJOURN MEETING (1035)

1035-1    Always vote FOR a management proposal to adjourn the meeting.                    /X/

1035-2    Always vote AGAINST a management proposal to adjourn the meeting.                / /

   APPROVE TECHNICAL AMENDMENTS (1040)

1040-1    Always vote FOR a management proposal to make technical amendments to
          the charter and/or bylaws.                                                       /X/

1040-2    Always vote AGAINST a management proposal to make technical amendments
          to the charter and/or bylaws.                                                    / /

   APPROVE FINANCIAL STATEMENTS (1050)

1050-1    Always vote FOR a management proposal to approve financial statements.           /X/

1050-2    Always vote AGAINST a management proposal to approve financial
          statements.                                                                      / /

   INCREASE AUTHORIZED COMMON STOCK (1100)

1100-1    Always vote FOR a management proposal to increase authorized common
          stock.                                                                           / /

1100-2    Always vote AGAINST a management proposal to increase authorized
          common stock.                                                                    / /

1100-3    Vote AGAINST IF the increase is NOT intended to effect a merger, stock
          split, or recapitalization.                                                      / /

1100-4    Vote AGAINST IF the dilution represents more than 10% of current
          authorized shares.                                                               /X/

   DECREASE AUTHORIZED COMMON STOCK (1101)

1101-1    Always vote FOR a management proposal to decrease authorized common
          stock.                                                                           /X/

1101-2    Always vote AGAINST a management proposal to decrease authorized
          common stock.                                                                    / /

   AMEND AUTHORIZED COMMON STOCK (1102)

1102-1    Always vote FOR a management proposal to amend authorized common
          stock.                                                                           / /

1102-2    Always vote AGAINST a management proposal to amend authorized common
          stock.                                                                           /X/

   APPROVE COMMON STOCK ISSUANCE (1103)

1103-1    Always vote FOR a management proposal to approve the issuance of
          authorized common stock.                                                         / /

1103-2    Always vote AGAINST a management proposal to approve the issuance of
          authorized common stock.                                                         /X/

1103-3    Vote AGAINST IF the dilution represents more than 10% of current
          outstanding voting power.                                                        / /

1103-4    Vote AGAINST IF the stock would be issued at a discount to the fair
          market value.                                                                    / /

1103-5    Vote AGAINST IF the issued common stock has superior voting rights.              / /

   APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

1104-1    Always vote FOR a management proposal to approve the issuance or
          exercise of stock warrants.                                                      / /

1104-2    Always vote AGAINST a management proposal to approve the issuance or
          exercise of stock warrants.                                                      /X/

1104-3    Vote AGAINST IF the warrants, when exercised, would exceed XX% of the
          outstanding voting power.                                                        / /

   AUTHORIZE PREFERRED STOCK (1110)

1110-1    Always vote FOR a management proposal to authorize preferred stock.              / /

1110-2    Always vote AGAINST a management proposal to authorize preferred
          stock.                                                                           /X/

1110-3    Vote AGAINST IF the board has unlimited rights to set the terms and
          conditions of the shares.                                                        / /

   INCREASE AUTHORIZED PREFERRED STOCK (1111)

1111-1    Always vote FOR a management proposal to increase authorized preferred
          stock.                                                                           / /

1111-2    Always vote AGAINST a management proposal to increase authorized
          preferred stock.                                                                 /X/

1111-3    Vote AGAINST IF the proposed increase creates potential dilution of
          more than XX%.                                                                   / /

1111-4    Vote AGAINST IF the board has unlimited rights to set the terms and
          conditions of the shares.                                                        / /

   DECREASE AUTHORIZED PREFERRED STOCK (1112)

1112-1    Always vote FOR a management proposal to decrease authorized preferred
          stock.                                                                           /X/

1112-2    Always vote AGAINST a management proposal to decrease authorized
          preferred stock.                                                                 / /

   CANCEL SERIES OF PREFERRED STOCK (1113)

1113-1    Always vote FOR a management proposal to cancel a class or series of
          preferred stock.                                                                 /X/

1113-2    Always vote AGAINST a management proposal to cancel a class or series
          of preferred stock.                                                              / /

   AMEND AUTHORIZED PREFERRED STOCK (1114)

1114-1    Always vote FOR a management proposal to amend preferred stock.                  / /

1114-2    Always vote AGAINST a management proposal to amend preferred stock.              /X/

   APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)

1115-1    Always vote FOR a management proposal to issue or convert preferred
          stock.                                                                           / /

1115-2    Always vote AGAINST a management proposal to issue or convert
          preferred stock.                                                                 /X/

1115-3    Vote AGAINST IF the dilution represents more than XX% of the total
          voting power.                                                                    / /

1115-4    Vote AGAINST IF the shares have voting rights superior to those of
          other shareholders.                                                              / /

   ELIMINATE PREEMPTIVE RIGHTS (1120)

1120-1    Always vote FOR a management proposal to eliminate preemptive rights.            /X/

1120-2    Always vote AGAINST a management proposal to eliminate preemptive
          rights.                                                                          / /

   RESTORE PREEMPTIVE RIGHTS (1121)

1121-1    Always vote FOR a management proposal to create or restore preemptive
          rights.                                                                          / /

1121-2    Always vote AGAINST a management proposal to create or restore
          preemptive rights.                                                               /X/

   AUTHORIZE DUAL CLASS STOCK (1130)

1130-1    Always vote FOR a management proposal to authorize dual or multiple
          classes of common stock.                                                         / /

1130-2    Always vote AGAINST a management proposal to authorize dual or
          multiple classes of common stock.                                                /X/

1130-3    Vote AGAINST IF the shares have inferior or superior voting rights.              / /

   ELIMINATE DUAL CLASS STOCK (1131)

1131-1    Always vote FOR a management proposal to eliminate authorized dual or
          multiple classes of common stock.                                                /X/

1131-2    Always vote AGAINST a management proposal to eliminate authorized dual
          or multiple classes of common stock.                                             / /

   AMEND DUAL CLASS STOCK (1132)

1132-1    Always vote FOR a management proposal to amend authorized dual or
          multiple classes of common stock.                                                / /

1132-2    Always vote AGAINST a management proposal to amend authorized dual or
          multiple classes of common stock.                                                /X/

   INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

1133-1    Always vote FOR a management proposal to increase authorized shares of
          one or more classes of dual or multiple class common stock.                      / /

1133-2    Always vote AGAINST a management proposal to increase authorized
          shares of one or more classes of dual or multiple class common stock.            /X/

1133-3    Vote AGAINST IF it will allow the company to issue additional shares
          with superior voting rights.                                                     / /

1133-4    Vote AGAINST IF the dilution is more than XX% of the outstanding
          voting power.                                                                    / /

1133-5    Vote AGAINST IF the dilution is more than XX% of the class of stock.             / /

   APPROVE SHARE REPURCHASE (1140)

1140-1    Always vote FOR a management proposal to approve a stock repurchase
          program.                                                                         /X/

1140-2    Always vote AGAINST a management proposal to approve a stock
          repurchase program.                                                              / /

   APPROVE STOCK SPLIT (1150)

1150-1    Always vote FOR a management proposal to approve a stock split.                  /X/

1150-2    Always vote AGAINST a management proposal to approve a stock split.              / /

   APPROVE REVERSE STOCK SPLIT (1151)

1151-1    Always vote FOR a management proposal to approve reverse a stock
          split.                                                                           /X/

1151-2    Always vote AGAINST a management proposal to approve reverse a stock
          split.                                                                           / /

   APPROVE MERGER/ACQUISITION (1200)

1200-1    Always vote FOR a management proposal to merge with or acquire another
          company.                                                                         /X/

1200-2    Always vote AGAINST a management proposal to merge with or acquire
          another company.                                                                 / /

1200-3    Vote AGAINST IF the combined entity would be controlled by a person or
          group.                                                                           / /

1200-4    Vote AGAINST IF the change-in-control provision would be triggered.              / /

1200-5    Vote AGAINST IF the current shareholders would be minority owners of
          the combined company.                                                            / /

1200-6    Vote AGAINST IF the combined entity would reincorporate or change its
          governance structure.                                                            / /

1200-7    Vote AGAINST IF the company's board did not obtain a fairness opinion
          from an investment bank.                                                         / /

1200-8    Vote AGAINST IF the proposal would move the target company's location
          outside of the U.S.                                                              / /

   APPROVE RECAPITALIZATION (1209)

1209-1    Always vote FOR a management proposal to approve recapitalization.               /X/

1209-2    Always vote AGAINST a management proposal to approve recapitalization.           / /

   APPROVE RESTRUCTURING (1210)

1210-1    Always vote FOR a management proposal to restructure the company.                /X/

1210-2    Always vote AGAINST a management proposal to restructure the company.            / /

   APPROVE BANKRUPTCY RESTRUCTURING (1211)

1211-1    Always vote FOR a management proposal on bankruptcy restructurings.              /X/

1211-2    Always vote AGAINST a management proposal on bankruptcy
          restructurings.                                                                  / /

   APPROVE LIQUIDATION (1212)

1212-1    Always vote FOR a management proposal to approve liquidation.                    / /

1212-2    Always vote AGAINST a management proposal to approve liquidation.                /X/

   APPROVE REINCORPORATION (1220)

1220-1    Always vote FOR a management proposal to reincorporate in a different
          state.                                                                           /X/

1220-2    Always vote AGAINST a management proposal to reincorporate in a
          different state.                                                                 / /

1220-3    Vote AGAINST IF the proposal would reduce shareholder rights.                    /X/

1220-4    Vote AGAINST IF the proposal would move the target company's location
          outside of the U.S.                                                              / /

   APPROVE LEVERAGED BUYOUT (1230)

1230-1    Always vote FOR a management proposal to approve a leveraged buyout of
          the company.                                                                     / /

1230-2    Always vote AGAINST a management proposal to approve a leveraged
          buyout of the company.                                                           /X/

1230-3    Vote AGAINST IF the company's board did not obtain a fairness opinion
          from an investment bank.                                                         / /

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
   APPROVE SPIN-OFF (1240)
1240-1    Always vote FOR a management proposal to spin-off certain company
          operations or divisions.                                                         /X/

1240-2    Always vote AGAINST a management proposal to spin-off certain company
          operations or divisions.                                                         / /

   APPROVE SALE OF ASSETS (1250)

1250-1    Always vote FOR a management proposal to approve the sale of assets.             /X/

1250-2    Always vote AGAINST a management proposal to approve the sale of
          assets.                                                                          / /

   ELIMINATE CUMULATIVE VOTING (1300)

1300-1    Always vote FOR a management proposal to eliminate cumulative voting.            /X/

1300-2    Always vote AGAINST a management proposal to eliminate cumulative
          voting.                                                                          / /

   ADOPT CUMULATIVE VOTING (1301)

1301-1    Always vote FOR a management proposal to adopt cumulative voting.                / /

1301-2    Always vote AGAINST a management proposal to adopt cumulative voting.            /X/

   ADOPT DIRECTOR LIABILITY PROVISION (1310)

1310-1    Always vote FOR a management proposal to limit the liability of
          directors.                                                                       / /

1310-2    Always vote AGAINST a management proposal to limit the liability of
          directors.                                                                       /X/

   AMEND DIRECTOR LIABILITY PROVISION (1311)

1311-1    Always vote FOR a management proposal to amend director liability
          provisions.                                                                      / /

1311-2    Always vote AGAINST a management proposal to amend director liability
          provisions.                                                                      /X/

   ADOPT INDEMNIFICATION PROVISION (1320)

1320-1    Always vote FOR a management proposal to indemnify directors and
          officers.                                                                        / /

1320-2    Always vote AGAINST a management proposal to indemnify directors and
          officers.                                                                        /X/

   AMEND INDEMNIFICATION PROVISION (1321)

1321-1    Always vote FOR a management proposal to amend provisions concerning
          the indemnification of directors and officers.                                   / /

1321-2    Always vote AGAINST a management proposal to amend provisions
          concerning the indemnification of directors and officers.                        /X/

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
   APPROVE BOARD SIZE (1332)

1332-1    Always vote FOR a management proposal to set the board size.                     /X/

1332-2    Always vote AGAINST a management proposal to set the board size.                 / /

1332-3    Vote AGAINST IF the proposal reduces the board size and the company
          has cumulative voting.                                                           / /

1332-4    Vote AGAINST IF the proposed maximum board size is greater than 15
          directors.                                                                       /X/

1332-5    Vote AGAINST IF the proposed minimum board size is less than XX
          directors.                                                                       / /

1332-6    Vote AGAINST IF the board will consist of more than XX directors.                / /

1332-7    Vote AGAINST IF the board will consist of fewer than XX directors.               / /

   NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

1340-1    Always vote FOR a management proposal to allow the directors to fill
          vacancies on the board without shareholder approval.                             /X/

1340-2    Always vote AGAINST a management proposal to allow the directors to
          fill vacancies on the board without shareholder approval.                        / /

   GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

1341-1    Always vote FOR a management proposal to give the board the authority
          to set the size of the board as needed without shareholder approval.             /X/

1341-2    Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder
          approval.                                                                        / /

   REMOVAL OF DIRECTORS (1342)

1342-1    Always vote FOR a management proposal regarding the removal of
          directors.                                                                       /X/

1342-2    Always vote AGAINST a management proposal regarding the removal of
          directors.                                                                       / /

1342-3    Vote AGAINST IF the proposal limits the removal of directors to cases
          where there is legal cause.                                                      / /

1342-4    Vote AGAINST IF the proposal would allow for the removal of directors
          without cause.                                                                   / /

   APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)

1350-1    Always vote FOR a management proposal to approve non-technical
          amendments to the company's certificate of incorporation.                        /X/

1350-2    Always vote AGAINST a management proposal to approve non-technical
          amendments to the company's certificate of incorporation.                        / /

1350-3    Vote AGAINST IF an amendment would have the effect of reducing
          shareholders' rights.                                                            /X/

   APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)

1351-1    Always vote FOR a management proposal to approve non-technical
          amendments to the company's bylaws.                                              /X/

1351-2    Always vote AGAINST a management proposal to approve non-technical
          amendments to the company's bylaws.                                              / /

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
1351-3    Vote AGAINST IF an amendment would have the effect of reducing
          shareholders' rights.                                                            /X/

   APPROVE CLASSIFIED BOARD (1400)

1400-1    Always vote FOR a management proposal to adopt a classified board.               /X/

1400-2    Always vote AGAINST a management proposal to adopt a classified board.           / /

1400-3    Vote AGAINST IF the company has cumulative voting.                               / /

1400-4    Vote AGAINST IF the company has adopted a shareholder rights plan
          (poison pill).                                                                   / /

   AMEND CLASSIFIED BOARD (1401)

1401-1    Always vote FOR a management proposal to amend a classified board.               /X/

1401-2    Always vote AGAINST a management proposal to amend a classified board.           / /

   REPEAL CLASSIFIED BOARD (1402)

1402-1    Always vote FOR a management proposal to repeal a classified board.              /X/

1402-2    Always vote AGAINST a management proposal to repeal a classified
          board.                                                                           / /

   ADOPT POISON PILL (1410)

1410-1    Always vote FOR a management proposal to ratify or adopt a shareholder
          rights plan (poison pill).                                                       / /

1410-2    Always vote AGAINST a management proposal to ratify or adopt a
          shareholder rights plan (poison pill).                                           /X/

1410-3    Vote AGAINST IF the poison pill contains a "dead-hand" provision.                / /

1410-4    Vote AGAINST IF the company has a classified board.                              / /

1410-5    Vote AGAINST IF the poison pill does not have a "sunset" provision.              / /

1410-6    Vote AGAINST IF the poison pill does not have a TIDE provision.                  / /

1410-7    Vote AGAINST IF the poison pill trigger is less than XX%.                        / /

   REDEEM POISON PILL (1411)

1411-1    Always vote FOR a management proposal to redeem a shareholder rights
          plan (poison pill).                                                              / /

1411-2    Always vote AGAINST a management proposal to redeem a shareholder
          rights plan (poison pill).                                                       /X/

   ELIMINATE SPECIAL MEETING (1420)

1420-1    Always vote FOR a management proposal to eliminate shareholders' right
          to call a special meeting.                                                       / /

1420-2    Always vote AGAINST a management proposal to eliminate shareholders'
          right to call a special meeting.                                                 /X/

   LIMIT SPECIAL MEETING (1421)

1421-1    Always vote FOR a management proposal to limit shareholders' right to
          call a special meeting.                                                          / /

1421-2    Always vote AGAINST a management proposal to limit shareholders' right
          to call a special meeting.                                                       /X/

1421-3    Vote AGAINST IF the limitation requires more than XX% of the
          outstanding shares to call a special meeting.                                    / /

   RESTORE SPECIAL MEETING (1422)

1422-1    Always vote FOR a management proposal to restore shareholders' right
          to call a special meeting.                                                       /X/

1422-2    Always vote AGAINST a management proposal to restore shareholders'
          right to call a special meeting.                                                 / /

   ELIMINATE WRITTEN CONSENT (1430)

1430-1    Always vote FOR a management proposal to eliminate shareholders' right
          to act by written consent.                                                       / /

1430-2    Always vote AGAINST a management proposal to eliminate shareholders'
          right to act by written consent.                                                 /X/

   LIMIT WRITTEN CONSENT (1431)

1431-1    Always vote FOR a management proposal to limit shareholders' right to
          act by written consent.                                                          / /

1431-2    Always vote AGAINST a management proposal to limit shareholders' right
          to act by written consent.                                                       /X/

1431-3    Vote AGAINST IF the limitation requires written consent of more than
          XX% of the outstanding shares.                                                   / /

   RESTORE WRITTEN CONSENT (1432)

1432-1    Always vote FOR a management proposal to restore shareholders' right
          to act by written consent.                                                       /X/

1432-2    Always vote AGAINST a management proposal to restore shareholders'
          right to act by written consent.                                                 / /

   ADOPT SUPERMAJORITY REQUIREMENT (1440)

1440-1    Always vote FOR a management proposal to establish a supermajority
          vote provision to approve merger or other business combination.                  /X/

1440-2    Always vote AGAINST a management proposal to establish a supermajority
          vote provision to approve merger or other business combination.                  / /

1440-3    Vote AGAINST IF the required vote is more than XX% of the outstanding
          shares.                                                                          / /

   AMEND SUPERMAJORITY REQUIREMENT (1443)

1443-1    Always vote FOR a management proposal to amend a supermajority vote
          provision to approve merger or other business combination.                       /X/

1443-2    Vote AGAINST IF the amendment would increase the vote required to
          approve the transaction.                                                         / /

1443-3    Vote AGAINST IF the amendment increases the vote requirement above XX%
          of the outstanding shares.                                                       / /

   ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

1444-1    Always vote FOR a management proposal to eliminate a supermajority
          vote provision to approve merger or other business combination.                  /X/

1444-2    Always vote AGAINST a management proposal to eliminate a supermajority
          vote provision to approve merger or other business combination.                  / /

   ADOPT SUPERMAJORITY LOCK-IN (1445)

1445-1    Always vote FOR a management proposal to adopt supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.           /X/

1445-2    Always vote AGAINST a management proposal to adopt supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.           / /

1445-3    Vote AGAINST IF the vote requirement is more than XX% of the
          outstanding shares.                                                              / /

1445-4    Vote AGAINST IF the proposal would result in establishing a complete
          Lock-In on all of the charter and bylaw provisions.                              / /

   AMEND SUPERMAJORITY LOCK-IN (1446)

1446-1    Always vote FOR a management proposal to amend supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.           /X/

1446-2    Always vote AGAINST a management proposal to amend supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.           / /

1446-3    Vote AGAINST IF the changes would increase the vote requirement above
          XX% of the outstanding shares.                                                   / /

1446-4    Vote AGAINST IF the changes would result in a complete Lock-In on all
          of the charter and bylaw provisions.                                             / /

   ELIMINATE SUPERMAJORITY LOCK-IN (1447)

1447-1    Always vote FOR a management proposal to eliminate supermajority vote
          requirements (lock-ins) to change certain bylaw or charter provisions.           /X/

1447-2    Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter
          provisions.                                                                      / /

   CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

1450-1    Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the
          interests of shareholders in assessing a takeover bid.                           / /

1450-2    Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the
          interests of shareholders in assessing a takeover bid.                           /X/

   ADOPT FAIR PRICE PROVISION (1460)

1460-1    Always vote FOR a management proposal that establishes a fair price
          provision.                                                                       /X/

1460-2    Always vote AGAINST a management proposal that establishes a fair
          price provision.                                                                 / /

   AMEND FAIR PRICE PROVISION (1461)

1461-1    Always vote FOR a management proposal to amend a fair price provision.           /X/

1461-2    Always vote AGAINST a management proposal to amend a fair price
          provision.                                                                       / /

   REPEAL FAIR PRICE PROVISION (1462)

1462-1    Always vote FOR a management proposal to repeal a fair price
          provision.                                                                       /X/

1462-2    Always vote AGAINST a management proposal to repeal a fair price
          provision.                                                                       / /

   ADOPT ANTI-GREENMAIL PROVISION (1470)

1470-1    Always vote FOR a management proposal to limit the payment of
          greenmail.                                                                       /X/

1470-2    Always vote AGAINST a management proposal to limit the payment of
          greenmail.                                                                       / /

   ADOPT ADVANCE NOTICE REQUIREMENT (1480)

1480-1    Always vote FOR a management proposal to adopt advance notice
          requirements.                                                                    /X/

1480-2    Always vote AGAINST a management proposal to adopt advance notice
          requirements.                                                                    / /

1480-3    Vote AGAINST IF the provision requires advance notice for director
          nominations.                                                                     / /

1480-4    Vote AGAINST IF the provision requires advance notice of more than XX
          days.                                                                            / /

   OPT OUT OF STATE TAKEOVER LAW (1490) 1490 AND 1491 SEEM INCONSISTENT

1490-1    Always vote FOR a management proposal seeking to opt out of a state
          takeover statutory provision.                                                    /X/

1490-2    Always vote AGAINST a management proposal seeking to opt out of a
          state takeover statutory provision.                                              / /

   OPT INTO STATE TAKEOVER LAW (1491)

1491-1    Always vote FOR a management proposal seeking to opt into a state
          takeover statutory provision.                                                    /X/

1491-2    Always vote AGAINST a management proposal seeking to opt into a state
          takeover statutory provision.                                                    / /

   ADOPT STOCK OPTION PLAN (1500)

1500-1    Always vote FOR a management proposal to adopt a stock option plan for
          employees.                                                                       / /

1500-2    Always vote AGAINST a management proposal to adopt a stock option plan
          for employees.                                                                   / /

1500-3    Vote AGAINST IF the plan dilution is more than 10% of outstanding
          common stock.                                                                    /X/

1500-4    Vote AGAINST IF the minimum equity overhang of all plans is more than
          15% of outstanding common stock.                                                 /X/

1500-5    Vote AGAINST IF the non-employee directors are eligible to receive
          awards under the plan.                                                           /X/

1500-6    Vote AGAINST IF the plan permits pyramiding.                                     /X/

1500-7    Vote AGAINST IF the plan allows for the repricing or replacement of
          underwater options.                                                              /X/

1500-8    Vote AGAINST IF the plan allows for non-qualified options to be priced
          at less than XX% of the fair market value on the grant date.                     / /

1500-9    Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of
          outstanding shares for awards each year.                                         /X/

1500-10   Vote AGAINST IF the plan allows for multiple awards and does not set a
          limit on non-option awards.                                                      / /

1500-11   Vote AGAINST IF the plan permits time-lapsing restricted stock awards.           /X/

1500-12   Vote AGAINST IF the company's equity overhang exceeds the 75th
          percentile of its peer group.                                                    /X/

1500-13   Vote AGAINST IF the plan contains change-in-control provisions.                  /X/

1500-14   Vote AGAINST IF the plan administrator may provide loans to exercise
          awards.                                                                          / /

1500-15   Vote AGAINST IF the plan administrator may accelerate the vesting of
          outstanding awards.                                                              /X/

1500-16   Vote AGAINST IF the plan administrator may grant reloaded stock options.         /X/

1500-17   Vote AGAINST IF the company allowed the repricing or replacement of
          underwater options in past fiscal year.                                          /X/

1500-18   Vote AGAINST IF the options granted to the top 5 executives exceed 30%
          of options granted in the past fiscal year.                                      /X/

1500-19   Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its
          peer group.                                                                      /X/

1500-20   Vote AGAINST IF the company does not expense stock options.                      /X/

   AMEND STOCK OPTION PLAN (1501)

1501-1    Always vote FOR a management proposal to amend a stock option plan for
          employees.                                                                       / /

1501-2    Always vote AGAINST a management proposal to amend a stock option plan
          for employees.                                                                   / /

1501-3    Vote AGAINST IF the plan would allow options to be priced at less than
          85% fair market value on the grant date.                                         /X/

1501-4    Vote AGAINST IF the amendment allows for the repricing or replacement
          of underwater options.                                                           /X/

1501-5    Vote AGAINST IF the amendment extends post-retirement exercise period.           /X/

1501-6    Vote AGAINST IF the amendment enhances existing change-in-control
          features or adds such provisions.                                                /X/

1501-7    Vote AGAINST IF the amendment adds time-lapsing restricted stock
          awards to those granted.                                                         /X/

1501-8    Vote AGAINST IF the amendment increases the per employee limit for
          awards.                                                                          /X/

1501-9    Vote AGAINST IF the amendment allows for multiple awards and does not
          set a limit on non-option awards.                                                /X/

   ADD SHARES TO STOCK OPTION PLAN (1502)

1502-1    Always vote FOR a management proposal to add shares to a stock option
          plan for employees.                                                              / /

1502-2    Always vote AGAINST a management proposal to add shares to a stock
          option plan for employees.                                                       / /

1502-3    Vote AGAINST IF the plan dilution is more than 5% of outstanding
          common stock.                                                                    /X/

1502-4    Vote AGAINST IF the minimum equity overhang of all plans is more than
          15% of total outstanding common stock.                                           /X/

1502-5    Vote AGAINST IF the non-employee directors are eligible to receive
          awards under the plan.                                                           /X/

1502-6    Vote AGAINST IF the plan permits pyramiding.                                     /X/

1502-7    Vote AGAINST IF the company allows for the repricing or replacement of
          underwater options.                                                              /X/

1502-8    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 85% of fair market value on the grant date.                            /X/

1502-9    Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of
          outstanding shares for awards each year.                                         /X/

1502-10   Vote AGAINST IF the plan allows for multiple awards and does not set a
          limit on non-option awards.                                                      /X/

1502-11   Vote AGAINST IF the plan permits awards of time-lapsing restricted
          stock.                                                                           /X/

1502-12   Vote AGAINST IF the company's equity overhang exceeds the 75th
          percentile of its peer group.                                                    /X/

1502-13   Vote AGAINST IF the plan contains change-in-control provisions.                  /X/

1502-14   Vote AGAINST IF the plan administrator may provide loans to exercise
          awards.                                                                          / /

1502-15   Vote AGAINST IF the plan administrator may accelerate the vesting of
          outstanding awards.                                                              /X/

1502-16   Vote AGAINST IF the plan administrator may grant reloaded stock
          options.                                                                         /X/

1502-17   Vote AGAINST IF the company allowed the repricing or replacement of
          underwater options in past fiscal year.                                          /X/

1502-18   Vote AGAINST IF the options granted to the top 5 executives exceed 30%
          of options granted in the past fiscal year.                                      /X/

1502-19   Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its
          peer group.                                                                      /X/

1502-20   Vote AGAINST IF the company does not expense stock options.                      / /

   LIMIT ANNUAL AWARDS (1503)

1503-1    Always vote FOR a management proposal to limit per-employee annual
          option awards.                                                                   /X/

1503-2    Vote AGAINST IF the per-employee limit is more than 50,000 shares per
          year.                                                                            /X/

1503-3    Vote AGAINST IF the aggregate per-employee limit is more than
          1,000,000 shares over the life of the plan.                                      /X/

   EXTEND TERM OF STOCK OPTION PLAN (1505)

1505-1    Always vote FOR a management proposal to extend the term of a stock
          option plan for employees.                                                       / /

1505-2    Always vote AGAINST a management proposal to extend the term of a
          stock option plan for employees.                                                 / /

1505-3    Vote AGAINST IF the non-employee directors are eligible to receive
          awards under the plan.                                                           /X/

1505-4    Vote AGAINST IF the minimum equity overhang of all plans is more than
          15% of outstanding common stock.                                                 /X/

1505-5    Vote AGAINST IF the plan permits pyramiding.                                     /X/

1505-6    Vote AGAINST IF the plan allows repricing or replacement of underwater
          options.                                                                         /X/

1505-7    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 85% of the fair market value.                                          /X/

1505-8    Vote AGAINST IF the plan allows for multiple awards and does not set a
          limit on non-option awards.                                                      /X/

1505-9    Vote AGAINST IF the plan permits time-lapsing restricted stock awards.           /X/

1505-10   Vote AGAINST IF the company's equity overhang exceeds the 75th
          percentile of its peer group.                                                    /X/

1505-11   Vote AGAINST IF the plan contains change-in-control provisions.                  /X/

1505-12   Vote AGAINST IF the plan administrator may provide loans to exercise
          awards.                                                                          / /

1505-13   Vote AGAINST IF the plan administrator may accelerate the vesting of
          outstanding awards.                                                              /X/

1505-14   Vote AGAINST IF the plan administrator may grant reloaded stock
          options.                                                                         /X/

1505-15   Vote AGAINST IF the company repriced or replaced underwater options in
          the past fiscal year.                                                            /X/

1505-16   Vote AGAINST IF the options granted to the top 5 executives exceed XX%
          of the options granted in the past fiscal year.                                  / /

1505-17   Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its
          peer group.                                                                      /X/

1505-18   Vote AGAINST IF the company does not expense stock options.                      / /

   ADOPT DIRECTOR STOCK OPTION PLAN (1510)

1510-1    Always vote FOR a management proposal to adopt a stock option plan for
          non-employee directors.                                                          / /

1510-2    Always vote AGAINST a management proposal to adopt a stock option plan
          for non-employee directors.                                                      /X/

1510-3    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than XX% of the fair market value.                                          / /

1510-4    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1510-5    Vote AGAINST IF the minimum potential dilution of all plans is more
          than XX% of the outstanding common equity.                                       / /

1510-6    Vote AGAINST IF the plan authorizes 5 or more types of awards.                   / /

1510-7    Vote AGAINST IF the plan allows for non-formula discretionary awards.            / /

1510-8    Vote AGAINST IF the plan includes an incentive to receive shares
          instead of cash.                                                                 / /

1510-9    Vote AGAINST IF the company's equity overhang exceeds the 75th
          percentile of its peer group.                                                    / /

1510-10   Vote AGAINST IF the company does not expense stock options.                      / /

   AMEND DIRECTOR STOCK OPTION PLAN (1511)

1511-1    Always vote FOR a management proposal to amend a stock option plan for
          non-employee directors.                                                          / /

1511-2    Always vote AGAINST a management proposal to amend a stock option plan
          for non-employee directors.                                                      /X/

1511-3    Vote AGAINST IF the amendment increases the size of the option awards.           / /

1511-4    Vote AGAINST IF the amendment would authorize 5 or more types of
          awards.                                                                          / /

1511-5    Vote AGAINST IF the amendment would permit the granting of non-formula
          discretionary awards.                                                            / /

1511-6    Vote AGAINST IF the amendment would provide an incentive to receive
          shares instead of cash.                                                          / /

   ADD SHARES TO DIRECTOR STOCK OPTION PLAN (1512)

1512-1    Always vote FOR a management proposal to add shares to a stock option
          plan for non-employee directors.                                                 / /

1512-2    Always vote AGAINST a management proposal to add shares to a stock
          option plan for non-employee directors.                                          /X/

1512-3    Vote AGAINST IF the plan allows non-qualified options to be priced at
          less than 85% of fair market value.                                              / /

1512-4    Vote AGAINST IF the plan dilution is more than 15% of the outstanding
          common equity.                                                                   / /

1512-5    Vote AGAINST IF the minimum potential dilution of all plans is more
          than XX% of the outstanding common equity.                                       / /

1512-6    Vote AGAINST IF the plan authorizes 5 or more types of awards.                   / /

1512-7    Vote AGAINST IF the proposed plan allows for non-formula discretionary
          awards.                                                                          / /

1512-8    Vote AGAINST IF the proposed plan includes an incentive to receive
          shares instead of cash.                                                          / /

1512-9    Vote AGAINST IF the company's equity overhang exceeds the 75th
          percentile of its peer group.                                                    / /

1512-10   Vote AGAINST IF the company does not expense stock options.                      / /

   ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

1520-1    Always vote FOR a management proposal to adopt an employee stock
          purchase plan.                                                                   / /

1520-2    Vote AGAINST IF the plan allows employees to purchase stock at less
          than 95% the fair market value.                                                  /X/

1520-3    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1520-4    Vote AGAINST IF the minimum potential dilution of all plans, including
          this proposal, is more than XX% of the outstanding common equity.                / /

   AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)

1521-1    Always vote FOR a management proposal to amend an employee stock
          purchase plan.                                                                   / /

1521-2    Vote AGAINST IF the plan allows employees to purchase stock at less
          than 95% of the fair market value.                                               /X/

   ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

1522-1    Always vote FOR a management proposal to add shares to an employee
          stock purchase plan.                                                             / /

1522-2    Vote AGAINST IF the plan allows employees to purchase stock at less
          than 95% of the fair market value.                                               /X/

1522-3    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1522-4    Vote AGAINST IF the minimum potential dilution of all plans, including
          this proposal, is more than XX% of the outstanding common equity.                / /

   ADOPT STOCK AWARD PLAN (1530)

1530-1    Always vote FOR a management proposal to adopt a stock award plan for
          executives.                                                                      / /

1530-2    Always vote AGAINST a management proposal to adopt a stock award plan
          for executives.                                                                  /X/

1530-3    Vote AGAINST IF the awards vest solely on tenure.                                / /

1530-4    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1530-5    Vote AGAINST IF the minimum potential dilution of all plans is more
          than XX% of the outstanding common equity.                                       / /

1530-6    Vote AGAINST IF the equity overhang including this proposal exceeds
          the 75th percentile of the company's peer group.                                 / /

   AMEND STOCK AWARD PLAN (1531)

1531-1    Always vote FOR a management proposal to amend a stock award plan for
          executives.                                                                      / /

1531-2    Always vote AGAINST a management proposal to amend a stock award plan
          for executives.                                                                  /X/

1531-3    Vote AGAINST IF the amendment shortens the vesting requirement or
          lessens the performance requirements.                                            / /

1531-4    Vote AGAINST IF the amendment increases the per-employee limit for
          awards.                                                                          / /

   ADD SHARES TO STOCK AWARD PLAN (1532)

1532-1    Always vote FOR a management proposal to add shares to a stock award
          plan for executives.                                                             / /

1532-2    Always vote AGAINST a management proposal to add shares to a stock
          award plan for executives.                                                       /X/

1532-3    Vote AGAINST IF the awards vest solely on tenure.                                / /

1532-4    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1532-5    Vote AGAINST IF the minimum potential dilution of all plans is more
          than XX% of the outstanding common equity.                                       / /

1532-6    Vote AGAINST IF the equity overhang including this proposal exceeds
          the 75th percentile of the company's peer group.                                 / /

   ADOPT DIRECTOR STOCK AWARD PLAN (1540)

1540-1    Always vote FOR a management proposal to adopt a stock award plan for
          non-employee directors.                                                          / /

1540-2    Always vote AGAINST a management proposal to adopt a stock award plan
          for non-employee directors.                                                      /X/

1540-3    Vote AGAINST IF the vesting is based solely on tenure or if the shares
          are unrestricted when granted.                                                   / /

1540-4    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1540-5    Vote AGAINST IF the minimum potential dilution for all plans is more
          than XX% of the outstanding common equity.                                       / /

1540-6    Vote AGAINST IF the plan would permit the granting of non-formula
          discretionary awards.                                                            / /

1540-7    Vote AGAINST IF the plan would provide an incentive to receive shares
          instead of cash.                                                                 / /

   AMEND DIRECTOR STOCK AWARD PLAN (1541)

1541-1    Always vote FOR a management proposal to amend a stock award plan for
          non-employee directors.                                                          / /

1541-2    Always vote AGAINST a management proposal to amend a stock award plan
          for non-employee directors.                                                      /X/

1541-3    Vote AGAINST IF the amendment increases the award size.                          / /

1541-4    Vote AGAINST IF the amendment allows stock awards with no tenure or
          performance-based vesting.                                                       / /

1541-5    Vote AGAINST IF the amendment would permit the granting of non-formula
          discretionary awards.                                                            / /

1541-6    Vote AGAINST IF the proposed amendment would include an incentive to
          receive shares instead of cash.                                                  / /

   ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

1542-1    Always vote FOR a management proposal to add shares to a stock award
          plan for non-employee directors.                                                 / /

1542-2    Always vote AGAINST a management proposal to add shares to a stock
          award plan for non-employee directors.                                           /X/

1542-3    Vote AGAINST IF the vesting is based on tenure or if the shares are
          unrestricted when granted.                                                       / /

1542-4    Vote AGAINST IF the plan dilution is more than XX% of the outstanding
          common equity.                                                                   / /

1542-5    Vote AGAINST IF the minimum potential dilution of all plans is more
          than XX% of the outstanding common equity.                                       / /

1542-6    Vote AGAINST IF the plan would permit the granting of non-formula
          discretionary awards.                                                            / /

1542-7    Vote AGAINST IF the proposed plan includes an incentive to receive
          shares instead of cash.                                                          / /

   APPROVE ANNUAL BONUS PLAN (1560)

1560-1    Always vote FOR a management proposal to approve an annual bonus plan.           /X/

1560-2    Always vote AGAINST a management proposal to approve an annual bonus
          plan.                                                                            / /

1560-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.                / /

1560-4    Vote AGAINST IF the maximum per-employee bonus payable is more than
          XX% of the participant's base salary.                                            / /

1560-5    Vote AGAINST IF the maximum per-employee bonus payable is more than
          $XX.                                                                             / /

1560-6    Vote AGAINST IF the performance criteria is not disclosed.                       / /

   APPROVE SAVINGS PLAN (1561)

1561-1    Always vote FOR a management proposal to adopt a savings plan.                   /X/

1561-2    Always vote AGAINST a management proposal to adopt a savings plan.               / /

   APPROVE OPTION/STOCK AWARDS (1562)

1562-1    Always vote FOR a management proposal to grant a one-time option/stock
          award.                                                                           / /

1562-2    Always vote AGAINST a management proposal to grant a one-time
          option/stock award.                                                              /X/

1562-3    Vote AGAINST IF the option/stock award is priced less than XX% of the
          fair market value on the grant date.                                             / /

1562-4    Vote AGAINST IF the option/stock award represents dilution of more
          than XX% of outstanding common equity.                                           / /

1562-5    Vote AGAINST IF the option/stock award is time-lapsing restricted
          shares.                                                                          / /

1562-6    Vote AGAINST IF the option/stock award is unrestricted shares.                   / /

1562-7    Vote AGAINST IF the minimum equity overhang from all plans is more
          than XX% of the common equity.                                                   / /

1562-8    Vote AGAINST IF the company's overhang, including this proposal,
          exceeds the 75th percentile of its peer group.                                   / /

   ADOPT DEFERRED COMPENSATION PLAN (1563)

1563-1    Always vote FOR a management proposal to adopt a deferred compensation
          plan.                                                                            /X/

1563-2    Vote AGAINST a management proposal to adopt a deferred compensation
          plan for non-employee directors.                                                 / /

1563-3    Vote AGAINST a management proposal to adopt a deferred compensation
          plan for executives.                                                             / /

1563-4    Vote AGAINST IF the dilution is more than 5% of the outstanding common
          equity.                                                                          /X/

   APPROVE LONG-TERM BONUS PLAN (1564)

1564-1    Always vote FOR a management proposal to approve a long-term bonus
          plan.                                                                            / /

1564-2    Always vote AGAINST a management proposal to approve a long-term bonus
          plan.                                                                            / /

1564-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.                /X/

1564-4    Vote AGAINST IF the maximum per-employee bonus payable over the
          performance period is more than 50% of the participant's base salary.            /X/

1564-5    Vote AGAINST IF the maximum per-employee bonus payable over the
          performance period is more than $XX.                                             / /

1564-6    Vote AGAINST IF the proposal creates dilution of more than 5% of the
          outstanding common equity.                                                       /X/

1564-7    Vote AGAINST IF the performance criteria is not disclosed.                       / /

   APPROVE EMPLOYMENT AGREEMENTS (1565)

1565-1    Always vote FOR a management proposal to approve an employment
          agreement or contract.                                                           /X/

1565-2    Always vote AGAINST a management proposal to approve an employment
          agreement or contract.                                                           / /

   AMEND DEFERRED COMPENSATION PLAN (1566)

1566-1    Always vote FOR a management proposal to amend a deferred compensation plan.     / /

1566-2    Always vote AGAINST a management proposal to amend a deferred
          compensation plan.                                                               /X/

   EXCHANGE UNDERWATER OPTIONS (1570)

1570-1    Always vote FOR a management proposal to exchange underwater options
          (options with a per-share exercise price that exceeds the underlying
          stock's current market price).                                                   / /

1570-2    Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the
          underlying stock's current market price).                                        /X/

1570-3    Vote AGAINST IF the 5 highest paid executives are eligible for the
          option exchange program.                                                         / /

   AMEND ANNUAL BONUS PLAN (1581)

1581-1    Always vote FOR a management proposal to amend an annual bonus plan.             / /

1581-2    Always vote AGAINST a management proposal to amend an annual bonus
          plan.                                                                            /X/

1581-3    Vote AGAINST IF the amendment increases the maximum annual
          per-employee bonus.                                                              / /

   REAPPROVE OPTION/BONUS PLAN FOR OBRA (1582)

1582-1    Always vote FOR a management proposal to reapprove a stock option plan
          or bonus plan for purposes of OBRA.                                              /X/

1582-2    Always vote AGAINST a management proposal to reapprove a stock option
          plan or bonus plan for purposes of OBRA.                                         / /

1582-3    Vote AGAINST IF the maximum per-employee payout is not disclosed.                /X/

1582-4    Vote AGAINST IF the performance criteria is not disclosed.                       / /

1582-5    Vote AGAINST IF the company repriced or replaced options in the past
          fiscal year.                                                                     / /

   AMEND LONG-TERM BONUS PLAN (1586)

1586-1    Always vote FOR a management proposal to amend a long-term bonus plan.           /X/

1586-2    Always vote AGAINST a management proposal to amend a long-term bonus
          plan.                                                                            / /

1586-3    Vote AGAINST IF the plan increases the per-employee maximum bonus.               / /

   SHAREHOLDER PROPOSALS

   SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

2000-1    Always vote FOR a shareholder proposal calling for stockholder
          ratification of auditors.                                                        /X/

2000-2    Always vote AGAINST a shareholder proposal calling for stockholder
          ratification of auditors.                                                        / /

   SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

2001-1    Always vote FOR a shareholder proposal calling for the auditors to
          attend the annual meeting.                                                       /X/

2001-2    Always vote AGAINST a shareholder proposal calling for the auditors
          to attend the annual meeting.                                                    / /

   SP-LIMIT CONSULTING BY AUDITORS (2002)

2002-1    Always vote FOR a shareholder proposal calling for limiting consulting
          by auditors.                                                                     /X/

2002-2    Always vote AGAINST a shareholder proposal calling for limiting
          consulting by auditors.                                                          / /

   SP-ROTATE AUDITORS (2003)

2003-1    Always vote FOR a shareholder proposal calling for the rotation of
          auditors.                                                                        /X/

2003-2    Always vote AGAINST a shareholder proposal calling for the rotation
          of auditors.                                                                     / /

   SP-RESTORE PREEMPTIVE RIGHTS (2010)

2010-1    Always vote FOR a shareholder proposal to restore preemptive rights.             /X/

2010-2    Always vote AGAINST a shareholder proposal to restore preemptive
          rights.                                                                          / /

   SP-STUDY SALE OR SPIN-OFF (2030)

2030-1    Always vote FOR a shareholder proposal asking the company to
          study sales, spin-offs or other strategic  alternatives.                         /X/

2030-2    Always vote AGAINST a shareholder proposal asking the company
          to study sales, spin-offs or other strategic alternatives.                       / /

   SP-ADOPT CONFIDENTIAL VOTING (2100)

2100-1    Always vote FOR a shareholder proposal asking the board to adopt
          confidential voting and independent tabulation of the proxy ballots.             /X/

2100-2    Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the
          proxy ballots.                                                                   / /

   SP-COUNTING SHAREHOLDER VOTES (2101)

2101-1    Always vote FOR a shareholder proposal asking the company to refrain
          from counting abstentions and broker non-votes in vote tabulations.              /X/

2101-2    Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in
          vote tabulations.                                                                / /

   SP-NO DISCRETIONARY VOTING (2102)

2102-1    Always vote FOR a shareholder proposal to eliminate the company's
          discretion to vote unmarked proxy  ballots.                                      /X/

2102-2    Always vote AGAINST a shareholder proposal to eliminate the company's
          discretion to vote unmarked proxy ballots.                                       / /

   SP-EQUAL ACCESS TO THE PROXY (2110)

2110-1    Always vote FOR a shareholder proposal to provide equal access to the
          proxy materials for shareholders.                                                /X/

2110-2    Always vote AGAINST a shareholder proposal to provide equal access to
          the proxy materials for shareholders.                                            / /

2110-3    Vote AGAINST IF the ballot will become open to shareholders'
          nominees.                                                                        / /

2110-4    Vote AGAINST IF the change will allow shareholder statements.                    / /

   SP-IMPROVE MEETING REPORTS (2120)

2120-1    Always vote FOR a shareholder proposal to improve annual meeting
          reports.                                                                         /X/

2120-2    Always vote AGAINST a shareholder proposal to improve annual meeting
          reports.                                                                         / /

   SP-CHANGE ANNUAL MEETING LOCATION (2130)

2130-1    Always vote FOR a shareholder proposal to change the annual meeting
          location.                                                                        /X/

2130-2    Always vote AGAINST a shareholder proposal to change the annual
          meeting location.                                                                / /

   SP-CHANGE ANNUAL MEETING DATE (2131)

2131-1    Always vote FOR a shareholder proposal to change the annual meeting
          date.                                                                            /X/

2131-2    Always vote AGAINST a shareholder proposal to change the annual
          meeting date.                                                                    / /

   SP-INCREASE BOARD INDEPENDENCE (2202)

2202-1    Always vote FOR a shareholder proposal seeking to increase board
          independence.                                                                    /X/

2202-2    Always vote AGAINST a shareholder proposal seeking to increase board
          independence.                                                                    / /

   SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

2203-1    Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a
          retirement or tenure policy.                                                     / /

2203-2    Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a
          retirement or tenure policy.                                                     /X/

2203-3    Vote AGAINST IF the proposal seeks to establish a tenure policy
          shorter than XX years.                                                           / /

2203-4    Vote AGAINST IF the proposal seeks to establish a retirement age of
          more than XX years.                                                              / /

   SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

2204-1    Always vote FOR a shareholder proposal to require minimum stock
          ownership by directors.                                                          /X/

2204-2    Always vote AGAINST a shareholder proposal to require minimum stock
          ownership by directors.                                                          / /

2204-3    Vote AGAINST IF the minimum level of ownership required is more than
          XX shares.                                                                       / /

   SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

2205-1    Always vote FOR a shareholder proposal that seeks to provide for union
          or employee representatives on the board of directors.                           / /

2205-2    Always vote AGAINST a shareholder proposal that seeks to provide for
          union or employee representatives on the board of directors.                     /X/

   SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)

2206-1    Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the
          company's long-term strategic plan.                                              / /

2206-2    Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and
          monitoring of the company's long-term strategic plan.                            /X/

   SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

2210-1    Always vote FOR a shareholder proposal to increase the independence of
          the nominating committee.                                                        /X/

2210-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the nominating committee.                                        / /

   SP-CREATE NOMINATING COMMITTEE (2211)

2211-1    Always vote FOR a shareholder proposal to create a nominating
          committee of the board.                                                          /X/

2211-2    Always vote AGAINST a shareholder proposal to create a nominating
          committee of the board.                                                          / /

2211-3    Vote AGAINST IF the proposal includes no requirements on the number of
          independent directors required to serve on the committee.                        / /

   SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1    Always vote FOR a shareholder proposal urging the creation of a
          shareholder committee.                                                           / /

2212-2    Always vote AGAINST a shareholder proposal urging the creation of a
          shareholder committee.                                                           / /

2212-3    Vote AGAINST IF the proposal is a binding bylaw amendment.                       /X/

   SP-INDEPENDENT BOARD CHAIRMAN (2214)

2214-1    Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee
          directors.                                                                       / /

2214-2    Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the
          non-employee directors.                                                          /X/

   SP-LEAD DIRECTOR (2215)

2215-1    Always vote FOR a shareholder proposal asking that a lead director be
          chosen from among the ranks of non-employee directors.                           /X/

2215-2    Always vote AGAINST a shareholder proposal asking that a lead director
          be chosen from among the ranks of the non-employee directors.                    / /

   SP-ADOPT CUMULATIVE VOTING (2220)

2220-1    Always vote FOR a shareholder proposal calling for the adoption of
          cumulative voting.                                                               /X/

2220-2    Always vote AGAINST a shareholder proposal calling for the adoption
          of cumulative voting.                                                            / /

   SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

2230-1    Always vote FOR a shareholder proposal to require directors to place a
          statement of candidacy in the proxy statement.                                   / /

2230-2    Always vote AGAINST a shareholder proposal to require directors to
          place a statement of candidacy in the proxy statement.                           /X/

   SP-DOUBLE BOARD NOMINEES (2231)

2231-1    Always vote FOR a shareholder proposal to nominate two director
          candidates for each open board seat.                                             / /

2231-2    Always vote AGAINST a shareholder proposal to nominate two director
          candidates for each open board seat.                                             /X/

   SP-DIRECTOR LIABILITY (2240)

2240-1    Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting
          from a director's gross negligence and/or reckless or willful neglect.           /X/

2240-2    Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or
          willful neglect.                                                                 / /

   SP-REPEAL CLASSIFIED BOARD (2300)

2300-1    Always vote FOR a shareholder proposal to repeal a classified board.             /X/

2300-2    Always vote AGAINST a shareholder proposal to repeal a classified
          board.                                                                           / /

2300-3    Vote AGAINST IF the company does not have a shareholder rights plan
          (poison pill).                                                                   / /

   SP-REDEEM OR VOTE ON POISON PILL (2310)

2310-1    Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder
          rights plan (poison pill).                                                       /X/

2310-2    Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights
          plan (poison pill).                                                              / /

2310-3    Vote AGAINST IF the proposal seeks to redeem the rights plan.                    / /

2310-4    Vote AGAINST IF the board has an independent majority.                           / /

2310-5    Vote AGAINST IF the proposal is binding rather than merely precatory
          (advisory).                                                                      / /

2310-6    Vote AGAINST IF the pill does not contain a dead-hand provision.                 / /

2310-7    Vote AGAINST IF the company elects the entire board annually.                    / /

   SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

2320-1    Always vote FOR a shareholder proposal that seeks to eliminate
          supermajority provisions.                                                        /X/

2320-2    Always vote AGAINST a shareholder proposal that seeks to eliminate
          supermajority provisions.                                                        / /

   SP-REDUCE SUPERMAJORITY PROVISION (2321)

2321-1    Always vote FOR a shareholder proposal that seeks to reduce
          supermajority provisions.                                                        /X/

2321-2    Always vote AGAINST a shareholder proposal that seeks to reduce
          supermajority provisions.                                                        / /

   SP-REPEAL FAIR PRICE PROVISION (2324)

2324-1    Always vote FOR a shareholder proposal that seeks to repeal fair
          price provisions.                                                                / /

2324-2    Always vote AGAINST a shareholder proposal that seeks to repeal fair
          price provisions.                                                                /X/

   SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

2325-1    Always vote FOR a shareholder proposal to restore shareholders' right
          to call a special meeting.                                                       /X/

2325-2    Always vote AGAINST a shareholder proposal to restore shareholders'
          right to call a special meeting.                                                 / /

   SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1    Always vote FOR a shareholder proposal to restore shareholders' right
          to act by written consent.                                                       /X/

2326-2    Always vote AGAINST a shareholder proposal to restore shareholders'
          right to act by written consent.                                                 / /

   SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)

2330-1    Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval
          before such block placements can be made.                                        /X/

2330-2    Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require
          shareholder approval before such block placements can be made.                   / /

   SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)

2341-1    Always vote FOR a shareholder proposal seeking to force the company to
          opt out of a state takeover  statutory provision.                                /X/

2341-2    Always vote AGAINST a shareholder proposal seeking to force the
          company to opt out of a state takeover statutory provision.                      / /

   SP-REINCORPORATION (2342)

2342-1    Always vote FOR a shareholder proposal to reincorporate the company in
          another state.                                                                   /X/

2342-2    Always vote AGAINST a shareholder proposal to reincorporate the
          company in another state.                                                        / /

2342-3    Vote AGAINST IF the new state has stronger anti-takeover provisions.             / /

   SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

2350-1    Always vote FOR a shareholder proposal to limit greenmail payments.              /X/

2320-2    Always vote AGAINST a shareholder proposal to limit greenmail
          payments.                                                                        / /

   SP-RESTRICT EXECUTIVE COMPENSATION (2400)

2400-1    Always vote FOR a shareholder proposal to restrict executive
          compensation.                                                                    /X/

2400-2    Always vote AGAINST a shareholder proposal to restrict executive
          compensation.                                                                    / /

2400-3    Vote AGAINST IF the proposal limits executive pay without linking
          compensation to financial performance.                                           / /

   SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

2401-1    Always vote FOR a shareholder proposal to enhance the disclosure of
          executive compensation.                                                          /X/

2401-2    Always vote AGAINST a shareholder proposal to enhance the disclosure
          of executive compensation.                                                       / /

2401-3    Vote AGAINST IF the proposal extends reporting to all executives paid
          more than $250,000.                                                              / /

   SP-RESTRICT DIRECTOR COMPENSATION (2402)

2402-1    Always vote FOR a shareholder proposal to restrict director
          compensation.                                                                    /X/

2402-2    Always vote AGAINST a shareholder proposal to restrict director
          compensation.                                                                    / /

   SP-CAP EXECUTIVE PAY (2403)

2403-1    Always vote FOR a shareholder proposal to cap executive pay.                     /X/

2403-2    Always vote AGAINST a shareholder proposal to cap executive pay.                 / /

   SP-PAY DIRECTORS IN STOCK (2405)

2405-1    Always vote FOR a shareholder proposal calling for directors to be
          paid with company stock.                                                         /X/

2405-2    Always vote AGAINST a shareholder proposal calling for directors to
          be paid with company stock.                                                      / /

2405-3    Vote AGAINST IF the resolution would require directors to
          receive their entire compensation in the form of company stock.                  / /

   SP-APPROVE EXECUTIVE COMPENSATION (2406)

2406-1    Always vote FOR a shareholder proposal calling for shareholder votes
          on executive pay.                                                                /X/

2406-2    Always vote AGAINST a shareholder proposal calling for shareholder
          votes on executive pay.                                                          / /

   SP-RESTRICT DIRECTOR PENSIONS (2407)

2407-1    Always vote FOR a shareholder proposal calling for the termination of
          director retirement plans.                                                       /X/

2407-2    Always vote AGAINST a shareholder proposal calling for the termination
          of director retirement plans.                                                    / /

   SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE (2408)

2408-1    Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial
          criteria, particularly social criteria.                                          /X/

2408-2    Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial
          criteria, particularly social criteria.                                          / /

2408-3    Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social
          performance.                                                                     / /

   SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

2409-1    Always vote FOR a shareholder proposal seeking shareholder approval to
          reprice or replace underwater stock options.                                     /X/

2409-2    Always vote AGAINST a shareholder proposal seeking shareholder
          approval to reprice or replace underwater stock options.                         / /

2409-3    Vote AGAINST IF the proposal seeking shareholder approval to reprice
          is binding.                                                                      / /

   SP-GOLDEN PARACHUTES (2414)

2414-1    Always vote FOR a shareholder proposal calling for a ban or
          shareholder vote on future golden parachutes.                                    /X/

2414-2    Always vote AGAINST a shareholder proposal calling for a ban or
          shareholder vote on future golden parachutes.                                    / /

2414-3    Vote FOR IF the current potential payout exceeds XX.XX times one or
          more of the executives' salary and bonus.                                        / /

   SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

2415-1    Always vote FOR a shareholder proposal seeking to award
          performance-based stock options.                                                 /X/

2415-2    Always vote AGAINST a shareholder proposal seeking to award
          performance-based stock options.                                                 / /

   SP-EXPENSE STOCK OPTIONS (2416)

2416-1    Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company
          in the company's annual income statement.                                        / /

2416-2    Always vote AGAINST a shareholder proposal establishing a
          policy of expensing the costs of all future stock options
          issued by the company in the company's annual income statement.                  /X/

   SP-PENSION FUND SURPLUS (2417)

2417-1    Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any
          pension fund income.                                                             / /

2417-2    Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any
          pension fund income.                                                             /X/

   SP-CREATE COMPENSATION COMMITTEE (2420)

2420-1    Always vote FOR a shareholder proposal to create a compensation
          committee.                                                                       /X/

2420-2    Always vote AGAINST a shareholder proposal to create a compensation
          committee.                                                                       / /

   SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)

2421-1    Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with
          corporate management-to assist with executive compensation issues.               /X/

2421-2    Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with
          corporate management-to assist with executive compensation issues.               / /

   SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

2422-1    Always vote FOR a shareholder proposal to increase the independence of
          the compensation committee.                                                      /X/

2422-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the compensation committee.                                      / /

   SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

2500-1    Always vote FOR a shareholder proposal to increase the independence of
          the audit committee.                                                             /X/

2500-2    Always vote AGAINST a shareholder proposal to increase the
          independence of the audit committee.                                             / /

   SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

2501-1    Always vote FOR a shareholder proposal to increase the independence of
          key committees.                                                                  /X/

2501-2    Always vote AGAINST a shareholder proposal to increase the
          independence of key committees.                                                  / /

SOCIAL ISSUE PROPOSALS

   SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

3000-1    Always vote FOR a shareholder proposal that asks the company to
          develop or report on human rights policies.                                      / /

3000-2    Always vote AGAINST a shareholder proposal that asks the
          company to develop or report on human rights policies.                           / /

3000-3    Vote AGAINST IF the company does not operate in countries of concern.            /X/

   SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

3005-1    Always vote FOR a shareholder proposal that asks the company to
          review its operations' impact on local groups.                                   / /

3005-2    Always vote AGAINST a shareholder proposal that asks the company to
          review its operations' impact on local groups.                                   /X/

   SP-BURMA-LIMIT OR END OPERATIONS (3030)

3030-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end operations in Burma.                                                      / /

3030-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end operations in Burma.                                                / /

3030-3    Vote AGAINST IF the company's operations are de minimus and do not
          involve oil or mining.                                                           /X/

3030-4    Vote AGAINST IF the company does not contract directly with the
          Burmese government.                                                              / /

   SP-BURMA-REVIEW OPERATIONS (3031)

3031-1    Always vote FOR a shareholder proposal that asks management to
          review operations in Burma.                                                      /X/

3031-2    Always vote AGAINST a shareholder proposal that asks management to
          review operations in Burma.                                                      / /

   SP-CHINA-NO USE OF FORCED LABOR (3040)

3040-1    Always vote FOR a shareholder proposal that asks management to
          certify that company operations are free of forced labor.                        /X/

3040-2    Always vote AGAINST a shareholder proposal that asks management
          to certify that company operations are free of forced labor.                     / /

   SP-CHINA-ADOPT CODE OF CONDUCT (3041)

3041-1    Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in
          China.                                                                           / /

3041-2    Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in
          China.                                                                           / /

3041-3    Vote AGAINST IF the company has de minimus operations involving China.           /X/

   SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

3100-1    Always vote FOR a shareholder proposal that asks management to                   / /
          develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts

          and to govern the execution of the contracts.                                    / /

3100-2    Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern
          the execution of the contracts.                                                  / /

3100-3    Vote AGAINST IF the company derives less than 50% of its revenues from
          military-related operations.                                                     /X/

   SP-REVIEW ECONOMIC CONVERSION (3110)

3110-1    Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on
          defense contracts toward production for commercial markets.                      / /

3110-2    Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial
          markets.                                                                         / /

3110-3    Vote AGAINST IF the company derives less than 50% of its revenues from
          defense contracts.                                                               /X/

   SP-REVIEW SPACE WEAPONS (3120)

3120-1    Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the
          development of ballistic missile defense technologies and
          related space systems.                                                           / /

3120-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's government contracts for the
          development of ballistic missile defense technologies and
          related space systems.                                                           /X/

   SP-REVIEW FOREIGN MILITARY SALES (3130)

3130-1    Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign
          offset activities.                                                               /X/

3130-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign military sales or foreign
          offset activities.                                                               / /

3130-3    Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S.
          government exclusively.                                                          / /

   SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

3150-1    Always vote FOR a shareholder proposal that asks management to limit
          or end nuclear weapons production.                                               / /

3150-2    Always vote AGAINST a shareholder proposal that asks management to
          limit or end nuclear weapons production.                                         /X/

   SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

3151-1    Always vote FOR a shareholder proposal that asks management to review
          nuclear weapons production.                                                      / /

3151-2    Always vote AGAINST a shareholder proposal that asks management to
          review nuclear weapons production.                                               /X/

   SP-REVIEW CHARITABLE GIVING POLICY (3210)

3210-1    Always vote FOR a shareholder proposal that asks the company to
          establish shareholder-designated contribution programs.                          / /

3210-2    Always vote AGAINST a shareholder proposal that asks the company to
          establish shareholder-designated contribution programs.                          / /

3210-3    Vote AGAINST IF the company has a well-managed program or the proposal
          will be unduly burdensome.                                                       /X/

   SP-LIMIT OR END CHARITABLE GIVING (3215)

3215-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end charitable giving.                                                        / /

3215-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end charitable giving.                                                  / /

3215-3    Vote AGAINST IF the company's giving is not excessive or the proposal
          would end all giving.                                                            /X/

   SP-REVIEW POLITICAL SPENDING (3220)

3220-1    Always vote FOR a shareholder proposal that asks the company to
          increase disclosure of political spending and activities.                        / /

3220-2    Always vote AGAINST a shareholder proposal that asks the company to
          increase disclosure of political spending and activities.                        / /

3220-3    Vote AGAINST IF the information requested is already easily available
          or if compliance is costly.                                                      /X/

   SP-LIMIT OR END POLITICAL SPENDING (3221)

3221-1    Always vote FOR a shareholder proposal that asks the company to limit
          or end political spending.                                                       / /

3221-2    Always vote AGAINST a shareholder proposal that asks the company to
          limit or end political spending.                                                 / /

3221-3    Vote AGAINST IF the total contributions were less than $50,000 or the
          proposal would end all spending.                                                 /X/

   SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

3222-1    Always vote FOR a shareholder proposal requesting disclosure of
          company executives' prior government service.                                    / /

3222-2    Always vote AGAINST a shareholder proposal requesting disclosure of
          company executives' prior government service.                                    /X/

   SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

3224-1    Always vote FOR a shareholder proposal requesting affirmation of
          political nonpartisanship.                                                       / /

3224-2    Always vote AGAINST a shareholder proposal requesting affirmation of
          political nonpartisanship.                                                       /X/

   SP-REVIEW TOBACCO MARKETING (3300)

3300-1    Always vote FOR a shareholder proposal that asks management to report
          on or change tobacco product marketing practices.                                / /

3300-2    Always vote AGAINST a shareholder proposal that asks management to
          report on or change tobacco product marketing practices.                         / /

3300-3    Vote AGAINST IF no relevant studies suggest the company's practices
          promote illegal sales to minors.                                                 / /

3300-4    Vote AGAINST IF the proposal deals with marketing to specific target
          groups.                                                                          / /

3300-5    Vote AGAINST IF the proposal deals with marketing practices abroad.              / /

3300-6    Vote AGAINST IF the proposal deals with criteria or codes for tobacco
          ads.                                                                             / /

3300-7    Vote AGAINST IF the proposal calls for action beyond reporting.                  /X/

   SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

3307-1    Always vote FOR a shareholder proposal to sever links with the
          tobacco industry.                                                                / /

3307-2    Always vote AGAINST a shareholder proposal to sever links with the
          tobacco industry.                                                                /X/

3307-3    Vote AGAINST IF the company is submitted to a tobacco company.                   / /

3307-4    Vote AGAINST IF the company is NOT a health care company.                        / /

3307-5    Vote AGAINST IF the company has retail outlets for tobacco products.             / /

3307-6    Vote AGAINST IF the company provides products to the tobacco
          industry.                                                                        / /

3307-7    Vote AGAINST IF the proposal concerns media outlets for tobacco
          advertising.                                                                     / /

3307-8    Vote AGAINST IF the proposal concerns tobacco farmers.                           / /

   SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

3308-1    Always vote FOR a shareholder proposal that asks the company to
          review or reduce tobacco harm to health.                                         / /

3308-2    Always vote AGAINST a shareholder proposal that asks the company to
          review or reduce tobacco harm to health.                                         /X/

3308-3    Vote AGAINST IF the proposal concerns adoption of a no-smoking
          policy.                                                                          / /

3308-4    Vote AGAINST IF the proposal concerns research or changes to product
          ingredients.                                                                     / /

3308-5    Vote AGAINST IF the proposal concerns changes to package labeling and
          health warnings.                                                                 / /

   SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

3320-1    Always vote FOR a shareholder proposal that asks management to review
          or promote animal welfare.                                                       / /

3320-2    Always vote AGAINST a shareholder proposal that asks management to
          review or promote animal welfare.                                                /X/

3320-3    Vote AGAINST IF the proposal calls for an end to consumer product
          safety tests with animals.                                                       / /

   SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

3340-1    Always vote FOR a shareholder proposal that asks the company to report
          or take action on pharmaceutical drug pricing or distribution.                   / /

3340-2    Always vote AGAINST a shareholder proposal that asks the company to
          report or take action on pharmaceutical drug pricing or distribution.            / /

3340-3    Vote AGAINST IF the proposal asks for more than a report.                        /X/

3340-4    Vote AGAINST IF the proposal relates only to domestic pricing.                   / /

   SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

3350-1    Always vote FOR a shareholder proposal that asks the company to take
          action on embryo or fetal destruction.                                           / /

3350-2    Always vote AGAINST a shareholder proposal that asks the company to
          take action on embryo or fetal destruction.                                      /X/

   SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

3400-1    Always vote FOR a shareholder proposal that asks the company to review
          or report on nuclear facilities or nuclear waste.                                / /

3400-2    Always vote AGAINST a shareholder proposal that asks the company to
          review or report on nuclear facilities or nuclear waste.                         / /

3400-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

3400-4    Vote AGAINST IF the proposal asks for cessation of nuclear-related
          activities.                                                                      / /

   SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)

3410-1    Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of
          solar and wind power, or its energy efficiency.                                  / /

3410-2    Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or
          use of solar and wind power, or its energy efficiency.                           / /

3410-3    Vote AGAINST IF the proposal asks for more than a report.                        /X/

   SP-CONTROL GENERATION OF POLLUTANTS (3422)

3422-1    Always vote FOR a shareholder proposal that asks the company to
          control generation of pollutant(s).                                              / /

3422-2    Always vote AGAINST a shareholder proposal that asks the company to
          control generation of pollutant(s).                                              / /

3422-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

3422-4    Vote AGAINST IF the company reports its emissions and plans to limit
          their future growth.                                                             / /

3422-5    Vote AGAINST IF the company reports its emissions and plans to reduce
          them from established levels.                                                    / /

   SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

3423-1    Always vote FOR a shareholder proposal that asks the company to report
          on its environmental impact or plans.                                            / /

3423-2    Always vote AGAINST a shareholder proposal that asks the company to
          report on its environmental impact or plans.                                     / /

3423-3    Vote AGAINST IF management has issued a written statement beyond the
          legal minimum.                                                                   /X/

   SP-REVIEW OR CURB BIOENGINEERING (3430)

3430-1    Always vote FOR a shareholder proposal that asks management to report
          on, label or restrict sales of bioengineered products.                           / /

3430-2    Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered
          products.                                                                        / /

3430-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

3430-4    Vote AGAINST IF the proposal calls for a moratorium on sales of
          bioengineered products.                                                          / /

   SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

3440-1    Always vote FOR a shareholder proposal that asks the company to
          preserve natural habitat.                                                        / /

3440-2    Always vote AGAINST a shareholder proposal that asks the company to
          preserve natural habitat.                                                        / /

3440-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

3440-4    Vote AGAINST IF the proposal does not address a unique habitat.                  / /

   SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

3500-1    Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to
          report to shareholders on its findings.                                          / /

3500-2    Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria
          and to report to shareholders on its findings.                                   / /

3500-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

   SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

3503-1    Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor
          rights or other socioeconomic impacts of its credit decisions.                   / /

3503-2    Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human
          rights, labor rights or other socioeconomic impacts of its
          credit decisions.                                                                / /

3503-3    Vote AGAINST IF the proposal asks for action beyond reporting.                   /X/

   SP-REVIEW FAIR LENDING POLICY (3520)

3520-1    Always vote FOR a shareholder proposal requesting reports
          and/or reviews of plans and/or policies on fair lending
          practices.                                                                       / /

3520-2    Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending
          practices.                                                                       /X/

   SP-REVIEW PLANT CLOSINGS (3600)

3600-1    Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities
          closure and relocation of work.                                                  / /

3600-2    Always vote AGAINST a shareholder proposal that asks the
          company to establish committees to consider issues related to
          facilities closure and relocation of work.                                       /X/

   SP-REPORT ON EEO (3610)

3610-1    Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific
          positions within the company.                                                    / /

3610-2    Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on
          specific positions within the company.                                           / /

3610-3    Vote AGAINST IF the company releases its EEO-1 reports.                          / /

3610-4    Vote AGAINST IF the company's EEO-1 reports and compliance record
          indicate it is average.                                                          /X/

3610-5    Vote AGAINST IF the information indicates a well-established
          affirmative action program.                                                      / /

   SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

3614-1    Always vote FOR a shareholder proposal that asks management to drop
          sexual orientation from EEO policy.                                              / /

3614-2    Always vote AGAINST a shareholder proposal that asks management to
          drop sexual orientation from EEO policy.                                         /X/

   SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

3621-1    Always vote FOR a shareholder proposal that asks management to report
          on or review Mexican operations.                                                 / /

3621-2    Always vote AGAINST a shareholder proposal that asks management to
          report on or review Mexican operations.                                          /X/

   SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

3622-1    Always vote FOR a shareholder proposal that asks management to adopt
          standards for Mexican operations.                                                / /

3622-2    Always vote AGAINST a shareholder proposal that asks management to
          adopt standards for Mexican operations.                                          /X/

   SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

3630-1    Always vote FOR a shareholder proposal that asks management to
          review or implement the MacBride principles.                                     / /

3630-2    Always vote AGAINST a shareholder proposal that asks management
          to review or implement the MacBride principles.                                  / /

3630-3    Vote AGAINST IF no fair employment problems exist.                               /X/

   SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

3632-1    Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the
          MacBride principles.                                                             / /

3632-2    Always vote AGAINST a shareholder proposal that asks the
          company to encourage its contractors and franchisees to
          implement the MacBride principles.                                               / /

3632-3    Vote AGAINST IF no fair employment problems exist at
          contractor/franchisee.                                                           /X/

   SP-REVIEW GLOBAL LABOR PRACTICES (3680)

3680-1    Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of
          their contractors.                                                               / /

3680-2    Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of
          their contractors.                                                               / /

3680-3    Vote AGAINST IF the company already reports publicly using a
          recognized standard.                                                             / /

3680-4    Vote AGAINST IF the resolution asks for more than a report.                      /X/

   SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

3681-1    Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the
          International Labor Organization's (ILO) core labor conventions.                 / /

3681-2    Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor
          conventions.                                                                     / /

3681-3    Vote AGAINST IF the proposal asks the company to use third-party
          monitors.                                                                        / /

3681-4    Vote AGAINST IF the company has a reasonable code and monitoring
          system.                                                                          /X/

   SP-REPORT ON SUSTAINABILITY (3700)

3700-1    Always vote FOR a shareholder proposal requesting reports on
          sustainability.                                                                  / /

3700-2    Always vote AGAINST a shareholder proposal requesting reports on
          sustainability.                                                                  / /

3700-3    Always vote AGAINST IF the company has already issued a report in GRI
          format.                                                                          /X/

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Certificate of Trust.(1)
             (2) Amendment to Certificate of Trust dated August 26, 1999.(8)
             (3) Amendment to Certificate of Trust dated September 4, 2001.(8)
             (4) Agreement and Declaration of Trust.(1)
             (5) Amendment No. 1 to Agreement and Declaration of Trust.(2)

             (6) Certificate of Correction of Certificate of Amendment to Certificate of Trust dated May 14, 2002(11)

         (b) By-Laws.(1)
         (c) In response to this item, Registrant incorporates by reference the following provisions from its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit a(1) and Exhibit (b), defining rights of the Trust's shareholders: Articles III and V of Agreement and Declaration of Trust; Article III of By-Laws.
         (d) (1) Management Agreement between Registrant and Prudential Investments Fund Management LLC (PIFM).(3)
             (2) Subadvisory Agreement between PIFM and Pacific Investment Management Company (PIMCO) with respect to the Conservative Growth Fund dated May 5, 2000.(9)
             (3) Subadvisory Agreement between PIFM and PIMCO with respect to the Moderate Growth Fund dated May 5, 2000.(9)
             (4) Subadvisory Agreement between PIFM and Lazard Asset Management (Lazard) with respect to the Moderate Growth Fund.(3)
             (5) Subadvisory Agreement between PIFM and Lazard with respect to the High Growth Fund.(3)
             (6) Intentionally left blank.
             (7) Intentionally left blank.
             (8) Intentionally left blank.

             (9) Subadvisory Agreement between PIFM and RS Investment Management, LP with respect to the Conservative Growth, Moderate Growth and High Growth Funds dated November 20, 2002.*
             (10) Intentionally left blank.
             (11) Intentionally left blank.
             (12) Subadvisory Agreement between PIFM and Prudential Investment Management, Inc. (formerly The Prudential Investment Corporation)
             (PIM) with respect to the Conservative Growth Fund.(3)

             (13) Subadvisory Agreement between PIFM and PIM with respect to the Moderate Growth Fund.(3)
             (14) Subadvisory Agreement between PIFM and PIM with respect to the High Growth Fund.(3)
             (15) Subadvisory Agreement between PIFM and Jennison Associates LLC (Jennison) with respect to the Conservative Growth Fund.(3)
             (16) Subadvisory Agreement between PIFM and Jennison with respect to the Moderate Growth Fund.(3)
             (17) Subadvisory Agreement between PIFM and Jennison with respect to the High Growth Fund.(3)
             (18) Amendment to Subadvisory Agreement between PIFM and PIM with respect to each Fund dated November 19, 1999.(8)

             (19) Subadvisory Agreement between Prudential Investments LLC ("PI") and EARNEST Partners ("EARNEST") with respect to each Fund dated December 13, 2001.(11)

         (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS).(3)
             (2) Form of Selected Dealer Agreement(3)
         (f) Not applicable.

         (g) Custodian Contract between Registrant and The Bank of New York
             (BNY) dated November 7, 2002.*

         (h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc. (PMFS).(3)

             (2) Amendment to Transfer Agency and Services Agreement between Registrant and PMFS dated August 24, 1999.(8)

             (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002.*
         (i) Opinion of counsel.(11)
         (j) Consent of independent auditors.*

         (l) Purchase Agreement.(3)
         (m) (1) Distribution and Service Plan for Class A shares.(1)
             (2) Distribution and Service Plan for Class B shares.(1)
             (3) Distribution and Service Plan for Class C shares.(1)

         (n) Rule 18f-3 Plan.*
         (p) (1) Code of Ethics of Jennison.(9)

             (2) Code of Ethics of PIMCO.(6)
             (3) Code of Ethics of Lazard dated August 15, 2000.(7)

             (4) Amended Code of Ethics of Registrant dated September 4,
             2002.(11)
             (5) Personal Securities Trading Policy of Prudential dated September 4, 2002.(11)
             (6) Code of Ethics of EARNEST Partners, LLC, dated October 1, 2001.(11)
             (7) Code of Ethics of RS Investments dated July 1, 2000 (amended on March 8, 2001).
         (q) (1) Powers of attorney dated August 1, 2003.*
             (2) Powers of attorney dated August 1, 2003.*


----------
*    Filed herewith.
(1) Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).
(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed with the SEC on September 17, 1998 (File No. 333-60561).
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC on October 7, 1999 (File No. 333-60561).
(4) Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).
(5) Incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Strategic Partners Series filed on March 27, 2000 (File No. 333-95849).
(6) Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The Target Portfolio Trust filed on May 1, 2000 (File No. 33-50476).
(7) Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Target Funds filed on October 31, 2000 (File No. 333-82621).
(8) Incorporated by reference to identically numbered exhibit to Registrant's Post-Effective Amendment No. 8 filed with the SEC on October 1, 2001.
(9) Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 30, 2002 (File No. 33-15166).

(10) Incorporated by reference to identically numbered exhibit to Registrant's Post-Effective Amendment No. 7 filed with the SEC on October 5, 2000.
(11) Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N1-A filed on September 27, 2002.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25.   INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(4)) to the Registration Statement) and
Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


     Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2) through
(d)(19) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      (a) PI

     See "How the Trust is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, as most recently amended (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


NAME AND ADDRESS                   POSITION WITH PI                                   PRINCIPAL OCCUPATIONS
----------------                   ----------------                                   ---------------------
Robert F. Gunia               Executive Vice President and            Executive Vice President, and Chief Administrative
                              Chief Administrative Officer            Officer, PI; Vice President, Prudential; President,
                                                                      PIMS; Executive Vice President, Chief Administrative
                                                                      Officer and Director of American Skandia Investment
                                                                      Services, Inc.; Executive Vice President and Director
                                                                      of American Skandia Fund Services, Inc.; Executive Vice
                                                                      President, Chief Administrative Officer and Director of
                                                                      American Skandia Advisory Services, Inc.

William V. Healey             Executive Vice President and            Executive Vice President, and Chief Legal Officer, PI;
                              Chief Legal Officer                     Vice President and Associate General Counsel,
                                                                      Prudential; Senior Vice President, Chief Legal Officer
                                                                      and Secretary, PIMS; Executive Vice President and Chief
                                                                      Legal Officer of American Skandia Investment Services,
                                                                      Inc., Executive Vice President and Chief Legal Officer
                                                                      of American Skandia Fund Services, Inc.; Executive Vice
                                                                      President and Chief Legal Officer of American Skandia
                                                                      Advisory Services, Inc.

Keithe L. Kinne               Executive Vice President                Executive Vice President, PI; Executive Vice President
                                                                      and Director of American Skandia Investment Services,
                                                                      Inc. and Executive Vice President and Director of
                                                                      American Skandia Advisory Services, Inc.

Kevin B. Osborn               Executive Vice President                Executive Vice President, PI; Executive Vice President
                                                                      and Director of American Skandia Investment Services,
                                                                      Inc. and Executive Vice President and Director of
                                                                      American Skandia Advisory Services, Inc.

Stephen Pelletier             Executive Vice President                Executive Vice President, PI

Judy A. Rice                  Officer in Charge, President,           Officer-in-Charge, President, Chief Executive Officer
                              Chief Executive Officer and             and Chief Operating Officer; Officer-in-Charge,
                              Chief Operating Officer                 Director, President, Chief Executive Officer and Chief
                                                                      Operating Officer of American Skandia Investment
                                                                      Services, Inc., Officer-in-Charge, Director, President
                                                                      and Chief Executive Officer of American Skandia Fund
                                                                      Services, Inc.; Officer-in-Charge, Director, President,
                                                                      Chief Executive Officer and Chief Operating Officer of
                                                                      American Skandia Advisory Services, Inc.

NAME AND ADDRESS                   POSITION WITH PI                                   PRINCIPAL OCCUPATIONS
----------------                   ----------------                                   ---------------------
Philip N. Russo               Executive Vice President,               Executive Vice President, Chief Executive Officer and
                              Chief Financial Officer and             Treasurer, PI; Director of Jennison Associates, LLC;
                              Treasurer                               Executive Vice President and Director of American
                                                                      Skandia Investment Services, Inc. and Executive Vice
                                                                      President and Director of American Skandia Advisory
                                                                      Services, Inc.

Lynn M. Waldvogel             Executive Vice President                Executive Vice President, PI; Chief Financial Officer
                                                                      and Director of American Skandia Fund Services, Inc.;
                                                                      Executive Vice President, Chief Financial Officer and
                                                                      Director of American Skandia Advisory Services, Inc.


      (b) JENNISON

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

     Information as to Jennison's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.

      (c) PIM


     See "How the Fund is Managed -- Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of PIM's directors and executive officers within the last two fiscal years are as set forth below. The address of each person, unless otherwise listed, is Gateway Center Two, Newark, NJ 07102.



NAME AND ADDRESS                    POSITION WITH PIM                                  PRINCIPAL OCCUPATIONS
----------------                    -----------------                                  ---------------------
Matthew J. Chanin             Director and Senior Vice President      Director and President of Prudential Equity Investors,
                                                                      Inc.; Chairman, Director and President of Prudential
   Gateway Center Four                                                Private Placement Investors, Inc.
   Newark, NJ 07102

Dennis M. Kass                Director and Vice President             Chairman, CEO and Director of Jennison Associates LLC;
                                                                      Director of Prudential Trust Company
   466 Lexington Avenue,
   18th Floor
   New York, NY 10017

Philip N. Russo               Director                                Director of Jennison Associates, LLC; Executive Vice
                                                                      President, Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.       Chairman of the Board, President and    Vice President of Prudential Financial, Inc.
                              Chief Executive Officer and Director    (Prudential); Chairman, Director and CEO of Prudential
                                                                      Securities Group; Director and President of Prudential
                                                                      Asset Management Holding Company; Director of Jennison
                                                                      Associates LLC; Executive Vice President of The
                                                                      Prudential Insurance Company of America

NAME AND ADDRESS                    POSITION WITH PIM                                  PRINCIPAL OCCUPATIONS
----------------                    -----------------                                  ---------------------
James J. Sullivan             Director, Vice President and            Chairman, Director, President and CEO of Prudential
                              Managing Director                       Trust Company; Director and President of the Prudential
                                                                      Asset Management Company, Inc.

Bernard B. Winograd           Director, President and CEO             Senior Vice President of Prudential; Director of
                                                                      Jennison Associates LLC; Director and Vice President of
                                                                      the Prudential Asset Management Holding Company


      (d) LAZARD

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.


     Information as to the general members of Lazard Freres & Co. LLC is included in its Form ADV filed with the SEC (File No. 801-61701), as most recently amended, the relevant text of which is incorporated herein by reference.

      (e) RS INVESTMENTS


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.


     Information as to RS Investments directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-44125), as most recently amended, the relevant text of which is incorporated herein by reference.


      (f) PIMCO

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

     Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-48187), as most recently amended, the relevant text of which is incorporated herein by reference.

      (g) EARNEST

     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

     Information as to EARNEST's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS.


     (a)  Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds,

Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract-GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the Directors and officers of PIMS is set forth below:



                                            POSITIONS AND                      POSITIONS AND
NAME (1)                               OFFICES WITH UNDERWRITER           OFFICES WITH REGISTRANT
---------                             --------------------------         -------------------------
Edward P. Baird                   Executive Vice President                          None
   213 Washington St.
   Newark, NJ 07102

C. Edward Chaplin                 Vice President and Treasurer                      None
   751 Broad Street
   Newark, NJ 07102

Kenneth J. Schindler              Senior Vice President and Chief                   None
                                  Compliance Officer

Robert F. Gunia                   President                                  Vice President and
                                                                                  Director

William V. Healey                 Senior Vice President, Secretary and              None
                                  Chief Legal Officer

Michael J. McQuade                Senior Vice President and Chief                   None
                                  Financial Officer

David R. Odenath                  Executive Vice President                          None

Stephen Pelletier                 Executive Vice President                          None

Scott G. Sleyster                 Executive Vice President                          None
   71 Hanover Road
   Florham Park, NJ 07932

Bernard B. Winograd               Executive Vice President                          None


----------

(1) The address of each person named is Gateway Center Three. 100 Mulberry Street, Newark, NJ 07102 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, New York, 10286; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Prudential Investment Management, Inc., 751 Broad Street, Newark, New Jersey 07102; RS Investment Management, LP, 338 Market Street, Suite 1700, San Francisco, California 94111; Earnest Partners, 75 14th Street, Suite 2300, Atlanta, Georgia 30309; Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112; Pacific

Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660; and Prudential Mutual Fund Services LLC, 194 Wood Ave., South Iselin, NJ 08853. Documents required by Rules 31a-1(b)(4),
(5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f) will be kept at 100
Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and Prudential Mutual Fund Services LLC.

ITEM 29.   MANAGEMENT SERVICES.

     Other than as set forth under the captions "How the Trust is Managed -- Manager", "How the Trust is Managed -- Advisers and Portfolio Managers" and "How the Trust is Managed -- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.   UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 2nd day of October, 2003.



                                    STRATEGIC PARTNERS ASSET ALLOCATION
                                    FUNDS



                                    /s/           Judy A. Rice
                                    --------------------------------------------
                                             Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                TITLE                              DATE
                  -----------                              -------                            ------
/s/             DAVID E. A. CARSON*                        Trustee                       October 2, 2003
---------------------------------------------------
                 David E. A. Carson

/s/              ROBERT E. LABLANC*                        Trustee                       October 2, 2003
---------------------------------------------------
                  Robert E. LaBlanc

/s/           DOUGLAS H. MCCORKINDALE*                     Trustee                       October 2, 2003
---------------------------------------------------
               Douglas H. McCorkindale

/s/               STEPHEN P. MUNN*                         Trustee                       October 2, 2003
---------------------------------------------------
                   Stephen P. Munn

/s/              RICHARD A REDEKER*                        Trustee                       October 2, 2003
---------------------------------------------------
                 Richard A. Redeker

/s/                ROBIN B. SMITH*                         Trustee                       October 2, 2003
---------------------------------------------------
                    Robin B. Smith

/s/              STEPHEN STONEBURN*                        Trustee                       October 2, 2003
---------------------------------------------------
                  Stephen Stoneburn

/s/              CLAY T. WHITEHEAD*                        Trustee                       October 2, 2003
---------------------------------------------------
                  Clay T. Whitehead

                   SIGNATURE                                      TITLE                        DATE
                  -----------                                    -------                      ------
/s/                 JUDY A. RICE*                          President and Trustee         October 2, 2003
---------------------------------------------------
                     Judy A. Rice

/s/               ROBERT F. GUNIA*                         Vice President and            October 2, 2003
---------------------------------------------------        Trustee
                   Robert F. Gunia

/s/               GRACE C. TORRES*                         Treasurer and Principal       October 2, 2003
---------------------------------------------------        Financial and Accounting
                   Grace C. Torres                         Officer


/s/                LORI E. BOSTROM                         as attorney-in-fact           October 2, 2003
---------------------------------------------------
                   Lori E. Bostrom


----------

* Signs this document pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX


 EXHIBIT
   NO.                                DESCRIPTION
---------                            -------------
             (d) (9) Subadvisory Agreement between PI and RS Investment Management,
                 LP (RS Investments) with respect to Conservative Growth, Moderate
                 Growth and High Growth Funds dated November 20, 2002.
             (g) Custodian Contract between Registrant and The Bank of New York
                 (BNY) dated November 7, 2002.
             (h) (3) Amendment to Transfer Agency and Service Agreement dated
                 September 4, 2002.
             (j) Consent of independent auditors.
             (n) Rule 18f-3 Plan.
             (p) (7) Code of Ethics of RS Investments, dated July 1, 2000 (amended
                 March 8, 2001.)
             (q) (1) Powers of attorney dated August 1, 2003.
                 (2) Powers of attorney dated August 1, 2003.